UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6456

Nuveen Premier Municipal Income Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
October 31, 2010

Nuveen Investment Quality Municipal Fund, Inc.
NQM

Nuveen Select Quality Municipal Fund, Inc.
NQS

Nuveen Quality Income Municipal Fund, Inc.
NQU

Nuveen Premier Municipal Income Fund, Inc.
NPF

Nuveen Municipal High Income Opportunity Fund
NMZ

Nuveen Municipal High Income Opportunity Fund 2
NMD

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors. Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $160 billion of assets across several high-quality affiliates, will manage a combined total of about $185 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at Hyde Park, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital.

The transaction is expected to close late in 2010, subject to customary conditions.

Chairman’s
Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more encouraging note, while the global recovery is expanding existing trade imbalances, policy makers in the leading economies are making a sustained effort to create a global framework through which various countries can take complimentary actions that should reduce those imbalances over time.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are implementing another round of quantitative easing, a novel approach to provide support to the economy. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit the Fed’s ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s intervention in the financial markets and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. The continued corporate earnings recovery and recent electoral results are giving a boost to equity markets. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted last summer has the potential to address many of the most significant contributors to the financial crisis, although the details still have to be worked out.

In this difficult environment your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
December 22, 2010

Nuveen Investments 1

Portfolio Managers’ Comments

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Municipal High Income Opportunity Fund (NMZ)
Nuveen Municipal High Income Opportunity Fund 2 (NMD)

Recently, portfolio managers Tom Spalding, Paul Brennan, John Miller and Johnathan Wilhelm discussed U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these six national Funds. A 34-year veteran of Nuveen, Tom has managed NQS and NQU since 2003. With 20 years of industry experience, including 12 years at Nuveen, Paul assumed portfolio management responsibility for NPF in 2006. John, who has 15 years of municipal market experience, has managed NMZ since its inception in 2003. Johnathan, who joined Nuveen in 2001 with 20 years of industry experience, served as co-portfolio manager of NMD beginning in 2007 and assumed full portfolio management responsibility for this Fund as well as for NQM in March 2009.

Since the close of this reporting period, Johnathan Wilhelm has left Nuveen Asset Management and no longer manages NMD and NQM. Paul Brennan will now manage NQM and John Miller will assume portfolio management responsibility for NMD.

What factors affected the U.S. economy and municipal market during the twelve-month reporting period ended October 31, 2010?

During this reporting period, the U.S. economy remained under considerable stress, and both the Federal Reserve (Fed) and the federal government continued their efforts to improve the overall economic environment. For its part, the Fed held the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its November 2010 meeting (shortly after the end of this reporting period), the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also announced a second round of quantitative easing, in which it plans to purchase $600 billion in U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

These and other measures produced some signs of economic improvement. In the third quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.5%, marking the first time the economy had

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s, Moody’s or Fitch. AAA, AA, A, and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

2 Nuveen Investments

strung together five consecutive quarters of growth since 2007-2008. Inflation remained relatively tame, as the Consumer Price Index (CPI) rose just 1.2% year-over-year as of October 2010. The core CPI (which excludes food and energy) rose 0.6% over this period, the smallest twelve-month increase in the 53-year history of this index. Housing prices also continued to recover from their April 2009 lows, although growth rates moderated from previous periods. For the twelve months ended September 2010 (the most recent data available at the time this report was produced), the average home price in the Standard & Poor’s/Case-Shiller Index rose 0.6%. Unemployment remained persistently high, with the jobless rate hovering at or above 9.5% over the past 15 months. As of October 31, 2010, national unemployment stood at 9.6% for the third consecutive month, down from its 26-year high of 10.1% in October 2009.

Municipal bond prices generally rose during this period, as the combination of strong demand and tight supply of new tax-exempt issuance created favorable market conditions, including high-yield bonds. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond program. Build America Bonds, which were created as part of the February 2009 economic stimulus package, currently offer municipal issuers a federal subsidy equal to 35% of a bond’s interest payments, providing issuers with an alternative to traditional tax-exempt debt that often proves to be lower in cost. For the twelve months ended October 31, 2010, taxable Build America Bonds issuance totaled $100.3 billion, accounting for 24% of new bonds issued in the municipal market.

Over the twelve months ended October 31, 2010, municipal bond issuance nationwide—both tax-exempt and taxable—totaled $418.0 billion, an increase of 9% compared with the twelve-month period ended October 31, 2009. However, if taxable Build America Bond issuance were removed from the equation, the supply of tax-exempt bonds alone actually fell 15%. Since interest payments from Build America Bonds represent taxable income, we do not view these bonds as good investment opportunities for the tax-exempt Nuveen municipal closed-end funds.

What key strategies were used to manage these Funds?

As previously mentioned, the supply of tax-exempt municipal bonds declined nationally during this period, due largely to the continued issuance of taxable municipal bonds under the Build America Bond program. In this environment of constrained issuance of tax-exempt municipal bonds, we continued to take a bottom-up approach to discovering undervalued sectors and individual credits with the potential to perform well over the long term. In NQM, our focus was on increasing our exposure to hospitals and to lower-rated and non-rated bonds, primarily credits rated BBB, in order to take advantage of wider credit spreads. In NQS and NQU, we also worked to increase our health care exposure, evaluating each opportunity in this sector on the basis of its individual merits. In general, our criteria focused on determining the top hospitals in their service areas with strong management and reasonable debt levels. In NPF, we found value in several areas of the market, including health care, tax-supported sectors and other essential services such as toll roads and airports. For the most part, our purchases in this Fund were rated AA, A, and—to a lesser degree—BBB with maturities of at least 20 years.

Nuveen Investments 3

In NMZ and NMD, our primary emphasis continued to be on fundamental credit analysis of individual opportunities, which we believe is critical in the high-yield segment of the market. We also focused on looking for bonds with the ability to add diversification to our portfolios. In NMZ, our overall theme was adding high-yield bonds rated BBB, BB, and—in some cases—A with attractive credit spreads and credit stories that we believed would improve over the long term. Among the bonds we purchased during this period were Texas tollroad credits, project finance bonds for the new Brooklyn sports arena that will serve as the home of the New Jersey Nets, bonds issued for Kent Denver private school in Colorado and Clifton Uplift Education charter school in Texas, and special tax district credits for the Harbor Point project near Stamford, Connecticut and Plaza Metropolitan, a Colorado mall. In NMD, we found attractive opportunities to increase the Fund’s exposure to charter schools and industrial development revenue (IDR) bonds, also known as corporate-backed municipal bonds.

Some of our investment activity during this period resulted from opportunities created by the provisions of the Build America Bond program. For example, tax-exempt supply was more plentiful in the health care sector because, as 501(c)(3) (nonprofit) organizations, hospitals generally do not qualify for the Build America Bond program and must continue to issue bonds in the tax-exempt municipal market. Supply in the health care sector was also boosted in the early part of the period by hospitals issuing fixed rate bonds in order to refinance and retire outstanding debt that had initially been issued as variable rate debt. Bonds with proceeds earmarked for refundings, working capital, and private activities also are not covered by the Build America Bond program, and this resulted in attractive opportunities in various other sectors of the market.

The impact of the Build America Bond program also was evident in the area of longer-term issuance, as municipal issuers sought to take full advantage of the attractive financing terms offered by these bonds. Approximately 70% of Build America Bonds were issued with maturities of at least 30 years. Even though this significantly reduced the availability of tax-exempt credits with longer maturities and made locating appropriate longer bonds more challenging, we continued to find good opportunities to purchase attractive longer-term bonds for these Funds.

Cash for new purchases during this period was generated primarily by the proceeds from called and maturing bonds and sinking fund payments, which we worked to redeploy to keep the Funds fully invested. NQS and NQU, in particular, had good cash flow from a number of bond calls. In NMZ and NMD, we did some selective selling based on Nuveen’s analysis of the credit quality, yield, sector and issuer exposure, relative value and potential for price appreciation provided by an individual credit. On the whole, however, active selling was minimal in these six Funds, as the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of October 31, 2010, all six of these Funds continued to use inverse floating rate securities.1 We employ inverse floaters as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancement. NMZ and NMD also invested in additional types of derivative instruments2 designed to help shorten duration and moderate interest rate risk. As of October 31, 2010, the derivatives remained in place in these two Funds.

1
An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term interest at a rate that varies inversely with a short-term interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index, (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2
Each Fund may invest in derivative instruments such as forwards, futures, options, and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

4 Nuveen Investments

How did the Funds perform?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 10/31/10

Fund	1-Year	5-Year	10-Year
NQM	12.85%	5.53%	6.57%
NQS	12.38%	5.35%	6.73%
NQU	10.56%	5.08%	6.33%
NPF	12.65%	4.99%	6.21%

Standard & Poor’s (S&P) National Municipal Bond Index3	8.06%	4.98%	5.58%

Lipper General Leveraged Municipal Debt Funds Average4	13.81%	4.87%	6.36%

NMZ	18.18%	3.46%	N/A
NMD	19.12%	N/A	N/A

Standard & Poor’s (S&P) High-Yield Municipal Bond Index5	13.70%	3.63%	5.46%

Lipper High-Yield Municipal Debt Funds Average4	15.20%	4.52%	5.59%

For the twelve months ended October 31, 2010, the total returns on common share net asset value (NAV) for NQM, NQS, NQU and NPF exceeded the return for the Standard & Poor’s (S&P) National Municipal Bond Index. These four Funds lagged the average return for the Lipper General Leveraged Municipal Debt Funds Average. For this same period, both NMZ and NMD outperformed the return for the Standard & Poor’s (S&P) High-Yield Municipal Bond Index as well as the average return for the Lipper High-Yield Municipal Debt Funds Average.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, the use of derivatives, credit exposure, and sector allocation. In addition, the use of structural leverage was an important positive factor affecting the Funds’ performances over this period. The impact of structural leverage is discussed in more detail on page seven.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities, with credits at the longest end of the municipal yield curve posting the strongest returns. The outperformance of longer term bonds was due in part to the decline in interest rates, particularly in the intermediate and longer segments of the curve. The scarcity of tax-exempt bonds with longer maturities also drove up the prices of these bonds. Overall, duration and yield curve positioning were positive contributors to the performance of these six Funds. In particular, both NMZ and NMD benefited from their heavier exposures to the outperforming longer end of the yield curve, with NMD having the longer duration of the two.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

3
The Standard & Poor’s (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

4
The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 46 funds; 5-year, 44 funds; and 10-year, 30 funds. The Lipper High-Yield Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 15 funds; 5-year, 14 funds; and 10-year, 11 funds. Fund and Lipper returns assume reinvestment of dividends. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. The Lipper averages are not available for direct investment.

5
The Standard & Poor’s (S&P) High-Yield Municipal Bond Index comprises all of the bonds in the S&P National Municipal Bond Index that are non-rated or rated BB+ by S&P and/or Ba1 by Moody’s or lower. The index does not contain bonds that are pre-refunded or escrowed to maturity. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

Nuveen Investments 5

As mentioned earlier, our duration strategies in NMZ and NMD included using derivative positions to synthetically reduce duration in these two Funds and moderate their interest rate risk. During this period, these derivatives performed poorly and had a slightly negative impact on the Funds’ otherwise strong total return performance for the period.

Credit exposure also played a role in performance during the period. The demand for municipal bonds increased during this period driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for higher yields and additional risk. At the same time, the supply of new tax-exempt municipal paper declined, due largely to Build America Bond issuance. As investors bid up municipal bond prices, bonds rated BBB or below generally outperformed those rated AAA. All of these Funds, especially NMZ and NMD, benefited from their allocations to lower-rated bonds. This was offset to a slight degree in NQU by a heavier weighting (27%) in bonds rated AAA, compared with AAA weightings of 16% to 21% in NQM, NQS and NPF. In contrast, NMZ and NMD each held only 1-2% of their portfolios in AAA rated bonds.

Holdings that generally made positive contributions to the Funds’ returns during this period included IDR and health care bonds. Revenue bonds as a whole performed well, with transportation, housing, leasing and special tax credits among the other sectors that outperformed the general municipal market. NQM, NQS, NQU and NPF all had substantial weightings in health care and transportation and NMZ and NMD also had good exposure to health care and IDRs. Relatively strong holdings of bonds issued for charter schools also resulted in significant positive contributions in NMZ and NMD. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement also were among the strongest performers. As of October 31, 2010, these Funds held approximately 3% to 6% of their portfolios in lower-rated tobacco bonds, which had a meaningful and beneficial impact on their investment performance.

NMZ and NMD also held some individual bonds that made significant positive contributions to the Funds’ returns. In NMZ, these included two IDR holdings: Stillwater Mining Company in Montana, which benefited from higher commodity prices, and Westlake Chemical Corporation in Louisiana, which experienced increased demand. In adding bonds issued for community development districts (CDDs), NMZ focuses on selecting those that differentiate themselves through attributes such as stronger tax receipts. During this period, we saw strong performance from two of those CDDs—Beacon Lakes and Westchester, both in Florida—as their quality improved. A health care holding in NMZ—the nonprofit Detroit Medical Center in Michigan—also appreciated in value following the announcement that it will be acquired by the private, for-profit Vanguard Health Systems hospital network. NMD held health care bonds for South Miami Baptist Health in Florida that performed well as did credits issued for Summit Academy charter school in Utah.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities trailed the general municipal market during this period. While these securities continued to provide attractive tax-free income, their muted investment performance was attributed primarily to their shorter effective maturities and higher credit quality. Although allocations of pre-refunded bonds fell in NQM, NQS, NQU and NPF over the past twelve months due to calls, these four Funds continued to hold substantial amounts of these

6 Nuveen Investments

bonds, which detracted from the Funds’ performance but, nonetheless, still play an important investment role in the Funds’ portfolios. As of October 31, 2010, NQU continued to hold the heaviest weighting of pre-refunded bonds. (As shorter duration, higher quality bonds, pre-refunded bonds generally do not fit the profiles of longer-term, higher-yielding Funds such as NMZ and NMD, these two Funds had virtually no exposure to pre-refunded bonds). Among the revenue sectors, resource recovery trailed the overall municipal market by the widest margin, and water and sewer bonds turned in a relatively weaker performance. General obligation and other tax-supported bonds also struggled to keep pace with the municipal market return for the twelve months.

In addition, some of the Funds had a few holdings that became distressed during this period and detracted from their performance. Both NMZ and NMD held bonds issued by Western Reserve Port Authority for Central Waste Inc., an Ohio solid waste facility that encountered environmental problems. NMZ also held EnerTech Regional Biosolids Project bonds, a “green” facility in California that had difficulty generating sufficient volume. Another distressed holding in NMD was the Lancaster County, South Carolina, special assessment issue for the Edgewater II Improvement District. NQM also had one distressed holding: bonds issued by St. Joseph County, Indiana, for Madison Center, a mental health facility that experienced a decrease in utilization. As of October 31, 2010, we continued to hold all of these bonds in our portfolios while the issuers work through their difficulties in the anticipation of a possible recovery.

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of most of these Funds relative to the comparative indexes was the Funds’ use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

RECENT DEVELOPMENTS REGARDING THE FUNDS’ LEVERAGED CAPITAL STRUCTURE

Shortly after their inceptions, each of the Funds (with the exception of NMD) issued auction rate preferred shares (ARPS) to create financial leverage. As noted in past shareholder reports, the ARPS issued by many closed-end funds, including these Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more ARPS have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have “failed to clear,” and that many, or all, of the ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in ARPS did not lower the credit quality of these shares, and ARPS shareholders unable to sell their shares continued to receive

Nuveen Investments 7

distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the ARPS. In the recent market, with short-term rates at multigenerational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

As noted in past shareholder reports, the Nuveen funds’ Board of Directors/Trustees authorized several methods that can be used separately or in combination to refinance a portion of the Nuveen funds’ outstanding ARPS. Some funds have utilized tender option bonds (TOBs), also known as inverse floating rate securities, for leverage purposes. The amount of TOBs that a fund may use varies according to the composition of each fund’s portfolio. Some funds have a greater ability to use TOBs than others. Some funds have issued Variable Rate Demand Preferred (VRDP) Shares, a floating rate form of preferred stock. Some funds have issued MuniFund Term Preferred (MTP) Shares, a fixed rate form of preferred stock with a mandatory redemption period of five years.

While all these efforts have reduced the total amount of outstanding ARPS issued by the Nuveen funds, the funds cannot provide any assurance on when the remaining outstanding ARPS might be redeemed.

During 2010 and as of the time this report was prepared, 36 Nuveen leveraged closed-end funds (including NQM, NPF, and NMZ), received a demand letter from a law firm on behalf of purported holders of common shares of each such fund, alleging that Nuveen and the funds’ officers and Board of Directors/ Trustees breached their fiduciary duties related to the redemption at par of the funds’ ARPS. In response, the Board established an ad hoc Demand Committee consisting of certain of its disinterested and independent Board members to investigate the claims. The Demand Committee retained independent counsel to assist it in conducting an extensive investigation. Based upon its investigation, the Demand Committee found that it was not in the best interests of each fund or its shareholders to take the actions suggested in the demand letters, and recommended that the full Board reject the demands made in the demand letters. After reviewing the findings and recommendation of the Demand Committee, the full Board of each fund unanimously adopted the Demand Committee’s recommendation.

Subsequently, 26 of the funds that received demand letters (including NQM, NPF, and NMZ) were named as nominal defendants in a putative shareholder derivative action complaint captioned Safier and Smith v. Nuveen Asset Management, et al. that was filed in the Circuit Court of Cook County, Illinois, Chancery Division (the “Cook County Chancery Court”) on July 27, 2010. Three additional funds were named as nominal defendants in a similar complaint captioned Curbow v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on August 12, 2010, and three additional funds were named as nominal defendants in a similar complaint captioned Beidler v. Nuveen Asset Management, et al. filed in the Cook County Chancery Court on September 21, 2010 (collectively, the “Complaints”). The Complaints, filed on behalf of purported holders of each fund’s common shares, also name Nuveen Asset Management as a

8 Nuveen Investments

defendant, together with current and former Officers and interested Director/Trustees of each of the funds (together with the nominal defendants, collectively, the “Defendants”). The Complaints contain the same basic allegations contained in the demand letters. The suits seek a declaration that the Defendants have breached their fiduciary duties, an order directing the Defendants not to redeem any ARPS at their liquidation value using fund assets, indeterminate monetary damages in favor of the funds and an award of plaintiffs’ costs and disbursements in pursuing the action. Nuveen Asset Management believes that the Complaints are without merit, and intends to defend vigorously against these charges.

As of October 31, 2010, the amounts of ARPS redeemed by the Funds are as shown in the accompanying table.

Fund	Auction Rate Preferred Shares Redeemed	% of Original Auction Rate Preferred Shares
NQM	$90,300,000	30.0%
NQS	$27,725,000	9.9%
NQU	$65,125,000	14.4%
NPF	$38,150,000	23.1%
NMZ	$60,000,000	38.7%

VRDP

Subsequent to the reporting period, NQU issued $388.4 million of VRDP to redeem at par the Fund’s outstanding ARPS. As noted previously, VRDP is a newly-developed instrument that essentially replaces all or a portion of the ARPS used as leverage and potentially could be used to refinance all or a portion of the ARPS of other Funds. VRDP shares include a liquidity feature that allows holders of VRDP to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. Dividends will be set weekly at a rate established by the remarketing agent. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. VRDPs offer interest rates that are reset frequently on a regular schedule and generally reflect current short-term municipal market interest rates. Immediately following its VRDP issuance, NQU noticed for redemption at par its remaining $386.875 millon ARPS using the VRDP proceeds.

As of October 31, 2010, 83 out of the 84 Nuveen closed-end municipal funds that had issued ARPS have redeemed at par all or a portion of these shares. These redemptions bring the total amount of Nuveen’s municipal closed-end funds’ ARPS redemptions to approximately $5.7 billion of the approximately $11.0 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments 9

Common Share Dividend

and Share Price Information

During the twelve-month reporting period ended October 31, 2010, NQM, NQS, NQU and NPF each had two monthly dividend increases. The dividends of NMZ and NMD remained stable throughout the reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains or net ordinary income distributions at the end of December 2009 as follows:

Fund	Long-Term Capital Gains (per share)	Short-Term Capital Gains and/or Ordinary Income (per share)
NQS	$0.0152	—
NQU	—	$0.0015
NMZ	—	$0.0043
NMD	—	$0.0037

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2010, NQM, NQS, NQU, NPF, and NMZ had positive UNII balances for both tax and financial reporting purposes, while NMD had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

As of October 31, 2010, and since the inception of the Funds’ repurchase program, NPF has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table. Since the inception of the Funds’ repurchase program, NQM, NQS, NQU, NMZ and NMD have not repurchased any of their outstanding common shares.

	Common Shares	% of Outstanding
Fund	Repurchased and Retired	Common Shares
NPF	202,500	1.0%

During the twelve-month reporting period, NPF did not repurchase any of its outstanding common shares.

10 Nuveen Investments

SHELF EQUITY PROGRAMS

During the twelve-month reporting period, a registration statement filed by NMZ with the Securities and Exchange Commission (SEC) to issue an additional 2.5 million common shares through a shelf offering became effective. On October 30, 2009, NMD filed a registration statement with the SEC authorizing the Fund to issue 1.6 million common shares through a shelf offering. During the twelve-month reporting period, a registration statement filed by NMD with the SEC to issue additional common shares, for a total of 1.9 million common shares, through a shelf offering became effective. Under these equity shelf programs, the Funds, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share.

As of October 31, 2010, NMZ and NMD had cumulatively sold 3,246,966 and 1,142,865 common shares, respectively, through their shelf equity programs.

During the twelve-month reporting period, NMZ and NMD sold common shares through their shelf equity programs at an average premium to NAV per common share as shown in the accompanying table.

	Common Shares
	Sold through	Premium to NAV
Fund	Shelf Offering	per Share Sold
NMZ	852,801	8.72%
NMD	1,142,865	6.19%

As of October 31, 2010, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

Fund	10/31/10 (+)Premium/(-) Discount	12-Month Average (+)Premium/(-) Discount
NQM	-1.19%	-3.12%
NQS	+3.58%	+2.03%
NQU	-0.27%	-1.45%
NPF	-2.31%	-5.59%
NMZ	+6.76%	+9.18%
NMD	+5.62%	+6.46%

Nuveen Investments 11

NQM	Nuveen Investment
Performance	Quality Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.95
Common Share Net Asset Value (NAV)	$15.13
Premium/(Discount) to NAV	-1.19%
Market Yield	6.30%
Taxable-Equivalent Yield1	8.75%
Net Assets Applicable to Common Shares ($000)	$542,582
Average Effective Maturity on Securities (Years)	16.35
Leverage-Adjusted Duration	9.26

Average Annual Total Return
(Inception 6/21/90)
	On Share Price	On NAV
1-Year	21.33%	12.85%
5-Year	7.05%	5.53%
10-Year	8.16%	6.57%

States3
(as a % of total investments)
California	15.2%
New York	11.5%
Illinois	8.0%
Texas	7.5%
District of Columbia	4.8%
Florida	4.0%
Washington	3.9%
Michigan	3.3%
Wisconsin	2.8%
Massachusetts	2.6%
Minnesota	2.4%
Indiana	2.2%
Pennsylvania	2.0%
Georgia	2.0%
New Jersey	1.9%
Colorado	1.8%
Tennessee	1.7%
South Carolina	1.7%
Arizona	1.5%
Other	19.2%

Portfolio Composition3
(as a % of total investments)
Health Care	19.7%
Tax Obligation/Limited	17.1%
U.S. Guaranteed	13.7%
Transportation	11.4%
Tax Obligation/General	11.0%
Water and Sewer	7.2%
Utilities	6.2%
Education and Civic Organizations	5.5%
Other	8.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

12 Nuveen Investments

NQS	Nuveen Select
Performance	Quality Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$15.35
Common Share Net Asset Value (NAV)	$14.82
Premium/(Discount) to NAV	3.58%
Market Yield	6.72%
Taxable-Equivalent Yield1	9.33%
Net Assets Applicable to Common Shares ($000)	$506,237
Average Effective Maturity on Securities (Years)	17.73
Leverage-Adjusted Duration	10.65

Average Annual Total Return
(Inception 3/21/91)
	On Share Price	On NAV
1-Year	19.50%	12.38%
5-Year	7.11%	5.35%
10-Year	8.43%	6.73%

States4
(as a % of total investments)
Illinois	14.0%
Texas	11.6%
Colorado	6.8%
California	6.1%
Michigan	5.3%
New Jersey	4.8%
South Carolina	4.5%
Ohio	3.6%
Tennessee	3.4%
Washington	3.2%
Indiana	2.5%
New York	2.3%
Arizona	2.1%
Florida	2.1%
New Mexico	1.9%
Puerto Rico	1.9%
Pennsylvania	1.9%
Nevada	1.9%
District of Columbia	1.8%
Other	18.3%

Portfolio Composition4
(as a % of total investments)
Health Care	19.4%
Transportation	13.8%
Tax Obligation/Limited	13.3%
U.S. Guaranteed	13.0%
Utilities	11.6%
Tax Obligation/General	10.9%
Consumer Staples	6.4%
Other	11.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a capital gains distribution in December 2009 of $0.0152 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

Nuveen Investments 13

NQU	Nuveen Quality
Performance	Income Municipal
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.79
Common Share Net Asset Value (NAV)	$14.83
Premium/(Discount) to NAV	-0.27%
Market Yield	6.41%
Taxable-Equivalent Yield1	8.90%
Net Assets Applicable to Common Shares ($000)	$804,985
Average Effective Maturity on Securities (Years)	16.78
Leverage-Adjusted Duration	10.07

Average Annual Total Return
(Inception 6/19/91)
	On Share Price	On NAV
1-Year	18.94%	10.56%
5-Year	6.63%	5.08%
10-Year	7.70%	6.33%

States4
(as a % of total investments)
California	10.9%
Texas	10.4%
Illinois	9.1%
Washington	6.0%
Puerto Rico	5.7%
New York	5.5%
South Carolina	5.3%
Nevada	4.5%
Colorado	4.0%
Ohio	3.9%
Pennsylvania	3.2%
New Jersey	3.2%
Louisiana	2.8%
Virginia	2.6%
Michigan	2.2%
North Carolina	2.1%
Other	18.6%

Portfolio Composition4
(as a % of total investments)
U.S. Guaranteed	25.1%
Transportation	13.4%
Health Care	13.1%
Tax Obligation/General	12.0%
Tax Obligation/Limited	11.4%
Utilities	10.4%
Consumer Staples	6.0%
Other	8.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2	The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0015 per share.
3
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

4	Holdings are subject to change.

14 Nuveen Investments

NPF	Nuveen Premier
Performance	Municipal Income
OVERVIEW	Fund, Inc.
as of October 31, 2010

Fund Snapshot
Common Share Price	$14.36
Common Share Net Asset Value (NAV)	$14.70
Premium/(Discount) to NAV	-2.31%
Market Yield	6.06%
Taxable-Equivalent Yield1	8.42%
Net Assets Applicable to Common Shares ($000)	$292,427
Average Effective Maturity on Securities (Years)	14.41
Leverage-Adjusted Duration	9.26

Average Annual Total Return
(Inception 12/19/91)
	On Share Price	On NAV
1-Year	23.21%	12.65%
5-Year	6.97%	4.99%
10-Year	6.96%	6.21%

States3
(as a % of total investments)
California	13.3%
New York	10.4%
Colorado	6.9%
Illinois	6.6%
South Carolina	5.0%
Texas	4.3%
Louisiana	4.1%
Wisconsin	3.7%
New Jersey	3.6%
Washington	3.5%
Arizona	3.4%
Minnesota	3.1%
Georgia	2.7%
North Carolina	2.7%
Massachusetts	2.6%
Michigan	2.5%
Indiana	2.1%
Other	19.5%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	19.0%
Transportation	14.7%
Utilities	13.3%
U.S. Guaranteed	12.9%
Health Care	12.1%
Tax Obligation/General	9.1%
Water and Sewer	5.2%
Other	13.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

3	Holdings are subject to change.

Nuveen Investments 15

NMZ	Nuveen Municipal
Performance	High Income
OVERVIEW	Opportunity Fund
as of October 31, 2010

Fund Snapshot
Common Share Price	$12.95
Common Share Net Asset Value (NAV)	$12.13
Premium/(Discount) to NAV	6.76%
Market Yield	7.74%
Taxable-Equivalent Yield2	10.75%
Net Assets Applicable to Common Shares ($000)	$324,450
Average Effective Maturity on Securities (Years)	21.90
Leverage-Adjusted Duration	10.70

Average Annual Total Return
(Inception 11/19/03)
	On Share Price	On NAV
1-Year	17.90%	18.18%
5-Year	3.54%	3.46%
Since Inception	5.48%	5.54%

States5
(as a % of total investments)1
Florida	9.1%
California	8.4%
Texas	8.3%
Indiana	8.2%
Illinois	5.7%
Colorado	5.3%
Arizona	5.2%
Wisconsin	4.7%
Louisiana	3.7%
Michigan	3.5%
Ohio	3.2%
Tennessee	2.5%
Nebraska	2.5%
Washington	2.2%
Missouri	2.1%
Pennsylvania	2.0%
North Carolina	1.9%
New York	1.8%
Other	19.7%

Portfolio Composition5
(as a % of total investments)1
Health Care	21.5%
Tax Obligation/Limited	19.3%
Utilities	8.9%
Education and Civic Organizations	7.9%
Transportation	7.7%
Water and Sewer	6.9%
Housing/Multifamily	6.3%
Materials	5.3%
Consumer Staples	4.4%
Other	11.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Excluding investments in derivatives.
2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0043 per share.
4
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

5	Holdings are subject to change.

16 Nuveen Investments

NMD	Nuveen Municipal
Performance	High Income
OVERVIEW	Opportunity Fund 2
as of October 31, 2010

Fund Snapshot
Common Share Price	$12.59
Common Share Net Asset Value (NAV)	$11.92
Premium/(Discount) to NAV	5.62%
Market Yield	7.63%
Taxable-Equivalent Yield2	10.60%
Net Assets Applicable to Common Shares ($000)	$206,339
Average Effective Maturity on Securities (Years)	23.74
Modified Duration	9.54

Average Annual Total Return
(Inception 11/15/07)
	On Share Price	On NAV
1-Year	20.03%	19.12%
Since Inception	2.39%	2.32%

States5
(as a % of total investments)1
California	12.4%
Florida	10.3%
Illinois	10.3%
Texas	8.6%
Colorado	7.4%
Washington	5.2%
Arizona	4.2%
Indiana	3.2%
Louisiana	3.1%
Utah	3.0%
New Jersey	2.7%
Ohio	2.7%
Tennessee	2.5%
Missouri	2.4%
North Carolina	2.1%
Other	19.9%

Portfolio Composition5
(as a % of total investments)1
Health Care	22.7%
Tax Obligation/Limited	19.6%
Education and Civic Organizations	14.7%
Transportation	7.3%
Utilities	6.6%
Consumer Discretionary	5.8%
Materials	4.5%
Consumer Staples	4.4%
Other	14.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1	Excluding investments in derivatives.
2
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3	The Fund paid shareholders a net ordinary income distribution in December 2009 of $0.0037 per share.
4
Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

5	Holdings are subject to change.

Nuveen Investments 17

NQM	Shareholder Meeting Report
NQS
NQU
The annual meeting of shareholders was held on July 27, 2010, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

	NQM		NQS		NQU
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class
Approval of the Board Members was reached as follows:
John P. Amboian
For	29,219,793	—	27,982,534	—	44,255,074	—
Withhold	612,314	—	619,689	—	1,009,422	—
Total	29,832,107	—	28,602,223	—	45,264,496	—
Robert P. Bremner
For	29,175,190	—	27,965,591	—	44,205,201	—
Withhold	656,917	—	636,632	—	1,059,295	—
Total	29,832,107	—	28,602,223	—	45,264,496	—
Jack B. Evans
For	29,192,942	—	27,960,007	—	44,217,214	—
Withhold	639,165	—	642,216	—	1,047,282	—
Total	29,832,107	—	28,602,223	—	45,264,496	—
William C. Hunter
For	—	2,744	—	4,350	—	5,898
Withhold	—	441	—	525	—	1,481
Total	—	3,185	—	4,875	—	7,379
David J. Kundert
For	29,174,997	—	27,964,113	—	44,206,174	—
Withhold	657,110	—	638,110	—	1,058,322	—
Total	29,832,107	—	28,602,223	—	45,264,496	—
William J. Schneider
For	—	2,744	—	4,345	—	5,898
Withhold	—	441	—	530	—	1,481
Total	—	3,185	—	4,875	—	7,379
Judith M. Stockdale
For	29,212,156	—	27,959,146	—	44,245,681	—
Withhold	619,951	—	643,077	—	1,018,815	—
Total	29,832,107	—	28,602,223	—	45,264,496	—
Carole E. Stone
For	29,206,707	—	27,971,547	—	44,222,314	—
Withhold	625,400	—	630,676	—	1,042,182	—
Total	29,832,107	—	28,602,223	—	45,264,496	—
Terence J. Toth
For	29,208,387	—	27,968,538	—	44,258,361	—
Withhold	623,720	—	633,685	—	1,006,135	—
Total	29,832,107	—	28,602,223	—	45,264,496	—

18 Nuveen Investments

NPF NMZ NMD

	NPF		NMZ		NMD
	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common and Preferred shares voting together as a class	Preferred shares voting together as a class	Common Shares
Approval of the Board Members was reached
as follows:
John P. Amboian
For	15,686,359	—	—	—	—
Withhold	648,693	—	—	—	—
Total	16,335,052	—	—	—	—
Robert P. Bremner
For	15,652,802	—	—	—	—
Withhold	682,250	—	—	—	—
Total	16,335,052	—	—	—	—
Jack B. Evans
For	15,687,880	—	—	—	—
Withhold	647,172	—	—	—	—
Total	16,335,052	—	—	—	—
William C. Hunter
For	—	2,072	—	2,183	13,710,121
Withhold	—	286	—	159	478,725
Total	—	2,358	—	2,342	14,188,846
David J. Kundert
For	15,668,871	—	—	—	—
Withhold	666,181	—	—	—	—
Total	16,335,052	—	—	—	—
William J. Schneider
For	—	2,069	—	2,183	—
Withhold	—	289	—	159	—
Total	—	2,358	—	2,342	—
Judith M. Stockdale
For	15,682,019	—	22,974,296	—	13,674,818
Withhold	653,033	—	742,696	—	514,028
Total	16,335,052	—	23,716,992	—	14,188,846
Carole E. Stone
For	15,690,395	—	22,992,655	—	13,702,083
Withhold	644,657	—	724,337	—	486,763
Total	16,335,052	—	23,716,992	—	14,188,846
Terence J. Toth
For	15,683,716	—	—	—	—
Withhold	651,336	—	—	—	—
Total	16,335,052	—	—	—	—

Nuveen Investments 19

Report of Independent
Registered Public Accounting Firm

The Board of Directors/Trustees and Shareholders
Nuveen Investment Quality Municipal Fund, Inc.
Nuveen Select Quality Municipal Fund, Inc.
Nuveen Quality Income Municipal Fund, Inc.
Nuveen Premier Municipal Income Fund, Inc.
Nuveen Municipal High Income Opportunity Fund
Nuveen Municipal High Income Opportunity Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Municipal High Income Opportunity Fund and Nuveen Municipal High Income Opportunity Fund 2 (the “Funds”) as of October 31, 2010, and the related statements of operations and cash flows (Nuveen Investment Quality Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund 2 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Municipal High Income Opportunity Fund and Nuveen Municipal High Income Opportunity Fund 2 at October 31, 2010, the results of their operations and cash flows (Nuveen Investment Quality Municipal Fund, Inc., Nuveen Premier Municipal Income Fund, Inc. and Nuveen Municipal High Income Opportunity Fund 2 only) for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
December 28, 2010

20 Nuveen Investments

Nuveen Investment Quality Municipal Fund, Inc.
NQM	Portfolio of Investments
October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.6% (1.1% of Total Investments)
$3,800	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	Aa1	$3,916,736
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,215,336
800	5.000%, 11/15/30	11/15 at 100.00	Baa2	739,872
1,650	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,671,170
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	1/14 at 100.00	AA+	978,640
8,450	Total Alabama			8,521,754
	Alaska – 0.7% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
4,000	5.000%, 6/01/32	6/14 at 100.00	Baa3	3,260,840
500	5.000%, 6/01/46	6/14 at 100.00	Baa3	351,415
4,500	Total Alaska			3,612,255
	Arizona – 2.3% (1.5% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
200	5.250%, 12/01/24	12/15 at 100.00	BBB	203,470
265	5.250%, 12/01/25	12/15 at 100.00	BBB	269,025
2,500	Mesa, Arizona, Utility System Revenue Bonds, Reset Option Longs, Series 11032-11034, 14.520%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA+	2,451,800
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008, Trust 1132, 9.031%, 7/01/32 (IF)	7/18 at 100.00	AA–	5,301,100
3,450	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	3,259,319
965	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	812,868
12,380	Total Arizona			12,297,582
	Arkansas – 0.7% (0.5% of Total Investments)
3,290	University of Arkansas, Pine Bluff Campus, Revenue Bonds, Series 2005A, 5.000%, 12/01/30 – AMBAC Insured	12/15 at 100.00	Aa2	3,486,643
200	Van Buren County, Arkansas, Sales and Use Tax Revenue Refunding and Construction Bonds, Series 2000, 5.600%, 12/01/25 – AMBAC Insured	12/10 at 100.00	N/R	200,886
3,490	Total Arkansas			3,687,529
	California – 22.5% (15.2% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A–	1,539,390
2,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	AA+	2,333,318
1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	1,015,910
2,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	2,561,475
4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,253,762
5,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	Aa3	5,430,590

Nuveen Investments 21

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1, 6.375%, 11/01/34	11/19 at 100.00	A2	$889,348
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,592,790
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	A1	2,209,872
3,000	5.500%, 3/01/40	3/20 at 100.00	A1	3,192,360
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB–	917,370
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB–	1,048,952
1,055	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	N/R	1,076,733
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.250%, 7/01/30	7/15 at 100.00	BBB	961,960
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	1,764,860
1,390	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.358%, 5/15/14 (IF)	No Opt. Call	Aa3	1,681,970
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A	2,043,811
2,530	Commerce Joint Power Financing Authority, California, Tax Allocation Refunding Bonds, Redevelopment Projects 2 and 3, Series 2003A, 5.000%, 8/01/28 – RAAI Insured	8/13 at 100.00	BBB	2,382,096
145	Commerce Joint Power Financing Authority, California, Tax Allocation Refunding Bonds, Redevelopment Projects 2 and 3, Series 2003A, 5.000%, 8/01/28 (Pre-refunded 8/01/13) – RAAI Insured	8/13 at 100.00	N/R (4)	162,248
2,000	Glendale Redevelopment Agency, Central Glendale Redevelopment Project, California, Tax Allocation Bonds, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A–	2,046,040
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.000%, 6/01/33	6/17 at 100.00	BBB	2,483,070
610	5.125%, 6/01/47	6/17 at 100.00	BBB	439,633
1,000	5.750%, 6/01/47	6/17 at 100.00	BBB	799,850
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	AAA	14,273,775
400	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	405,720
500	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A–	503,445
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,323,565
1,030	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	A	1,204,987
15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A	18,707,478
1,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	1,396,914
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	19,755,752
3,415	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa1 (4)	4,029,324
5,000	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2002A, 5.000%, 2/01/27 – FGIC Insured	2/12 at 101.00	Aa2	5,208,450
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa3	251,133
275	5.000%, 9/01/23	9/15 at 102.00	Baa3	270,380

22 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	$720,397
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
6,175	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	A	1,685,034
8,135	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	A	1,374,246
17,195	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	2,690,502
3,185	University of California, General Revenue Bonds, Series 2005G, 4.750%, 5/15/31 – NPFG Insured	5/13 at 101.00	Aa1	3,236,310
131,845	Total California			121,864,820
	Colorado – 2.7% (1.8% of Total Investments)
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R	1,560,928
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30	11/20 at 100.00	N/R	635,819
3,195	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 6.000%, 11/15/19 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+	3,206,853
14,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	2,458,765
3,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA+	3,449,550
650	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	764,277
2,365	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	2,502,075
25,800	Total Colorado			14,578,267
	Connecticut – 0.5% (0.3% of Total Investments)
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,695,900
	District of Columbia – 7.1% (4.8% of Total Investments)
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 – AGM Insured (UB)	No Opt. Call	AA+	28,826,430
3,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/16 – NPFG Insured	No Opt. Call	Aa2	3,625,320
15,950	District of Columbia, Revenue Bonds, Georgetown University, Series 2001A, 0.000%, 4/01/31 (Pre-refunded 4/01/11) – NPFG Insured	4/11 at 31.03	A (4)	4,937,482
1,200	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.401%, 10/01/30 – AMBAC Insured (IF)	10/16 at 100.00	AA+	1,251,300
43,895	Total District of Columbia			38,640,532
	Florida – 5.9% (4.0% of Total Investments)
1,000	Board of Regents, Florida State University, Housing Facility Revenue Bonds, Series 2005A, 5.000%, 5/01/27 – NPFG Insured	5/15 at 101.00	Aa3	1,036,970
3,730	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	3,791,806
250	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	280,543
1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	956,190
1,200	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/12 at 100.00	N/R	1,175,844
14,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport Hub, Series 2007B, 4.500%, 10/01/31 – NPFG Insured	10/17 at 100.00	A	13,645,520
5,895	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	5,965,681

Nuveen Investments 23

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,465	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	$1,184,189
1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	739,190
1,905	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003, 6.000%, 5/01/23	5/13 at 101.00	N/R	1,787,138
1,250	Wyndam Park Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.375%, 5/01/34	5/13 at 101.00	A	1,286,438
32,695	Total Florida			31,849,509
	Georgia – 3.0% (2.0% of Total Investments)
1,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	1,048,940
1,500	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA+	1,584,810
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	A	2,034,540
5,980	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia State University – TUFF/Atlanta Housing LLC, Series 2001A, 5.500%, 9/01/22 – AMBAC Insured	9/11 at 102.00	N/R	6,194,622
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A–	2,507,200
2,250	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fourth Crossover Series 1997E, 6.500%, 1/01/20	No Opt. Call	A+	2,717,978
15,230	Total Georgia			16,088,090
	Idaho – 1.6% (1.1% of Total Investments)
4,810	Boise City, Idaho, Revenue Refunding Bonds, Series 2001A, 5.375%, 12/01/31 – NPFG Insured	12/11 at 100.00	Aa2	4,978,591
2,885	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	No Opt. Call	Aa3	3,080,286
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
500	5.250%, 9/01/26	9/16 at 100.00	BBB–	473,845
500	5.250%, 9/01/30	9/16 at 100.00	BBB–	457,340
8,695	Total Idaho			8,990,062
	Illinois – 11.9% (8.0% of Total Investments)
4,775	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/23 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R (4)	5,281,055
2,110	Illinois Development Finance Authority, Local Government Program Revenue Bonds, DuPage and Cook Counties Community Unit School District 205 – Elmhurst, Series 2000, 6.000%, 1/01/19 (Pre-refunded 1/01/11) – AGM Insured	1/11 at 100.00	Aa1 (4)	2,129,581
510	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	Baa2	547,414
1,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,198,114
1,000	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	No Opt. Call	A+	990,380
1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,058,790
	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2004:
2,500	5.250%, 11/15/21	5/14 at 100.00	A	2,555,000
1,000	5.250%, 11/15/22	5/14 at 100.00	A	1,019,470
2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	N/R	2,017,220

24 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	$352,222
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,171,870
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A–	1,232,627
1,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	965,960
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB	2,230,840
3,000	7.000%, 8/15/44	8/19 at 100.00	BBB	3,358,980
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	1,054,660
1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,484,476
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,124,920
	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	1/13 at 100.00	Baa1	4,024,040
750	5.625%, 1/01/28	1/13 at 100.00	Baa1	747,075
12,725	Kane, Cook and DuPage Counties School District 46, Elgin, Illinois, General Obligation School Bonds, Series 1997, 7.800%, 1/01/12 – AGM Insured	No Opt. Call	Aa3	13,772,268
5,000	Madison County Community Unit School District 7, Edwardsville, Illinois, School Building Bonds, Series 1994, 5.850%, 2/01/13 – FGIC Insured (ETM)	No Opt. Call	N/R (4)	5,323,050
1,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AAA	1,001,460
6,015	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A	3,488,520
	Will County High School District 204, Joliet, Illinois, General Obligation Bonds, Series 2001:
1,145	8.700%, 12/01/13 – AGM Insured	No Opt. Call	AA+	1,409,529
1,300	8.700%, 12/01/14 – AGM Insured	No Opt. Call	AA+	1,678,235
1,180	Will County School District 17, Channahon, Illinois, General Obligation School Building Bonds, Series 2001, 8.400%, 12/01/13 – AMBAC Insured	No Opt. Call	Aa3	1,440,686
63,050	Total Illinois			64,658,442
	Indiana – 3.2% (2.2% of Total Investments)
5,530	Allen County Jail Building Corporation, Indiana, First Mortgage Bonds, Series 2000, 5.750%, 4/01/20 (Pre-refunded 4/01/11)	4/11 at 101.00	N/R (4)	5,714,094
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	1,128,414
1,500	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,513,755
1,880	Indianapolis, Indiana, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Cloverleaf Apartments Project Phase I, Series 2000, 6.000%, 1/20/31	7/12 at 100.00	Aaa	1,919,649
2,495	Shelbyville, Indiana, GNMA Collateralized Multifamily Housing Revenue Bonds, Blueridge Terrace Project, Series 2000, 6.050%, 1/20/36	1/11 at 102.00	Aaa	2,547,495
	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
1,550	5.250%, 2/15/23 (5), (8)	2/15 at 100.00	CCC	592,875
2,500	5.375%, 2/15/34 (5), (8)	2/15 at 100.00	CCC	956,250
2,765	Wayne County Jail Holding Corporation, Indiana, First Mortgage Bonds, Series 2001, 5.750%, 7/15/14 (Pre-refunded 1/15/13) – AMBAC Insured	1/13 at 101.00	A1 (4)	3,103,270
19,270	Total Indiana			17,475,802

Nuveen Investments 25

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa – 1.9% (1.3% of Total Investments)
$800	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.625%, 8/15/37 – AGC Insured	8/19 at 100.00	Aa3	$874,744
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	3,125,040
8,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	6,255,840
11,800	Total Iowa			10,255,624
	Kansas – 1.3% (0.9% of Total Investments)
1,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22	11/15 at 100.00	A2	1,030,190
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	614,334
325	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	346,002
2,560	Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest Hotel Corporation, Series 1988, 9.500%, 10/01/16 (Pre-refunded 8/15/16) (Alternative Minimum Tax)	8/16 at 100.00	AAA	3,238,938
2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	1,676,101
7,465	Total Kansas			6,905,565
	Kentucky – 1.1% (0.8% of Total Investments)
2,000	Jefferson County, Kentucky, Health Facilities Revenue Refunding Bonds, Jewish Hospital HealthCare Services Inc., Series 1996, 5.700%, 1/01/21 – AMBAC Insured	1/11 at 100.00	A–	2,002,480
2,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	Baa2	2,105,620
2,010	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	N/R	1,976,172
6,010	Total Kentucky			6,084,272
	Louisiana – 1.8% (1.2% of Total Investments)
495	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	4/11 at 100.50	Aaa	519,750
	Jefferson Parish Home Mortgage Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000G-2:
445	5.550%, 6/01/32 (Alternative Minimum Tax)	12/10 at 102.00	Aaa	462,453
635	6.300%, 6/01/32 (Alternative Minimum Tax)	12/10 at 102.00	Aaa	670,090
1,380	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29 (Mandatory put 8/01/20)	8/20 at 100.00	BB+	1,468,279
1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	1,063,920
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	3,022,500
2,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,475,425
9,455	Total Louisiana			9,682,417
	Maine – 0.3% (0.2% of Total Investments)
1,665	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	Aa3	1,716,415

26 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.6% (0.4% of Total Investments)
$515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	$533,241
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,593,875
3,015	Total Maryland			3,127,116
	Massachusetts – 3.8% (2.6% of Total Investments)
4,750	Massachusetts Development Financing Authority, Assisted Living Revenue Bonds, Prospect House Apartments, Series 1999, 7.000%, 12/01/31	12/10 at 101.00	N/R	4,734,040
1,105	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 1999A, 5.625%, 7/01/20	1/11 at 100.00	BBB	1,105,276
1,875	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2001C, 6.500%, 7/01/21	7/11 at 100.00	BBB+	1,902,769
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,014,912
2,030	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/10 at 100.00	BBB	2,036,009
5,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (UB)	8/15 at 100.00	AA+	5,662,530
3,120	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB)	2/17 at 100.00	AA+	3,138,907
19,880	Total Massachusetts			20,594,443
	Michigan – 4.8% (3.3% of Total Investments)
4,250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.500%, 5/01/20 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	AA+ (4)	4,569,133
2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	2,571,375
10,215	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15 – FGIC Insured	No Opt. Call	A+	11,966,464
1,350	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	1,413,774
3,240	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,362,440
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	2,062,340
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	Baa3	301,940
23,895	Total Michigan			26,247,466
	Minnesota – 3.6% (2.4% of Total Investments)
2,750	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	2,823,123
5,000	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	6,894,450
620	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/10 at 101.00	A	626,752
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BB+	1,009,470
2,000	Washington County Housing & Redevelopment Authority, Minnesota, Hospital Facility Revenue Bonds, Healtheast Project, Series 1998, 5.500%, 11/15/27	11/10 at 100.00	BB+	1,908,480
6,280	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	8/17 at 100.00	AAA	6,093,296
17,650	Total Minnesota			19,355,571

Nuveen Investments 27

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.6% (0.4% of Total Investments)
$1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/11 at 100.00	BBB	$1,005,000
2,275	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,361,655
3,275	Total Mississippi			3,366,655
	Missouri – 1.6% (1.1% of Total Investments)
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,090,220
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	200,982
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/26 – NPFG Insured	3/16 at 100.00	Aa1	1,118,150
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
780	6.000%, 6/01/20	No Opt. Call	A	871,112
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,456,406
2,985	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A	3,119,952
8,490	Total Missouri			8,856,822
	Nebraska – 2.1% (1.4% of Total Investments)
11,215	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB)	9/17 at 100.00	AA	11,342,739
	Nevada – 1.4% (1.0% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	4,306,640
7,530	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.625%, 1/01/34 – AMBAC Insured (6)	1/12 at 100.00	N/R	1,582,580
1,600	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,897,104
13,130	Total Nevada			7,786,324
	New Hampshire – 0.2% (0.1% of Total Investments)
825	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa2	889,433
	New Jersey – 2.9% (1.9% of Total Investments)
1,760	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/24	6/12 at 100.00	BBB	1,762,851
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24	9/15 at 100.00	AA–	1,454,161
1,000	5.250%, 9/01/26	9/15 at 100.00	AA–	1,089,210
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	582,495
600	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	697,968
680	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	688,344
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.227%, 6/01/30 (IF), (7)	6/19 at 100.00	AA	861,414
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	AA–	3,952,484
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	757,400
1,225	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,301,844

28 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$3,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BBB	$2,405,293
15,185	Total New Jersey			15,553,464
	New Mexico – 0.8% (0.5% of Total Investments)
	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A:
880	5.125%, 6/01/17	6/14 at 100.00	A3	930,239
1,295	5.125%, 6/01/19	6/14 at 100.00	A3	1,351,216
2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	Baa3	2,067,920
4,175	Total New Mexico			4,349,375
	New York – 17.0% (11.5% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,087,004
3,065	6.250%, 7/15/40	No Opt. Call	BBB–	3,328,253
1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA	1,811,237
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	3,893,043
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,066,640
2,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A	2,334,128
3,200	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A	3,319,648
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37	10/17 at 100.00	N/R	338,560
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R	675,760
7,800	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 – AMBAC Insured	12/14 at 100.00	AAA	8,469,084
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.682%, 6/15/33 (IF)	6/19 at 100.00	AA+	636,340
5,570	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2004C, 5.000%, 2/01/22 (UB)	2/14 at 100.00	AAA	6,088,456
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2003J, 5.500%, 6/01/20 (Pre-refunded 6/01/13)	6/13 at 100.00	AA (4)	5,631,450
4,200	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	4,522,014
7,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24 (UB)	4/15 at 100.00	AA	7,594,020
5,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	5,614,550
2,000	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 5.125%, 1/15/44	1/20 at 100.00	AA	2,041,820
5,000	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C, 5.250%, 12/01/19	6/13 at 100.00	A+	5,386,750
5,400	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16	12/10 at 100.00	AA–	5,418,360
4,205	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/23 – FGIC Insured	3/14 at 100.00	AAA	4,612,086
16,445	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	17,484,653
86,800	Total New York			92,353,856
Nuveen Investments 29

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 1.4% (1.0% of Total Investments)
$7,420	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2001, 5.250%, 10/01/26 (Pre-refunded 10/01/11)	10/11 at 101.00	AA (4)	$7,836,633
	Ohio – 1.7% (1.1% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,125	5.125%, 6/01/24	6/17 at 100.00	BBB	2,730,688
530	5.875%, 6/01/30	6/17 at 100.00	BBB	446,567
525	5.750%, 6/01/34	6/17 at 100.00	BBB	418,677
1,180	5.875%, 6/01/47	6/17 at 100.00	BBB	903,007
1,000	6.500%, 6/01/47	6/17 at 100.00	BBB	840,270
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,000	5.250%, 11/01/29 (WI/DD, Settling 11/04/10)	11/20 at 100.00	BBB+	982,310
1,000	5.750%, 11/01/40 (WI/DD, Settling 11/04/10)	11/20 at 100.00	BBB+	1,005,280
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	778,156
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	869,800
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	244,210
10,170	Total Ohio			9,218,965
	Oklahoma – 1.3% (0.9% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	667,215
990	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	990,455
5,280	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA	5,380,108
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.333%, 6/15/30 (IF)	12/16 at 100.00	AA	91,036
7,108	Total Oklahoma			7,128,814
	Pennsylvania – 3.0% (2.0% of Total Investments)
1,000	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	No Opt. Call	BB	1,104,280
2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	Aa3	2,103,540
500	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	456,315
3,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA+	3,195,960
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	N/R	1,056,770
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	415,724
5,125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	5,096,813
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,645,051
1,000	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.500%, 11/15/24 (Pre-refunded 11/15/14)	11/14 at 100.00	A1 (4)	1,166,890
15,620	Total Pennsylvania			16,241,343

30 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Puerto Rico – 1.3% (0.9% of Total Investments)
$1,225	Puerto Rico Municipal Finance Agency, Series 2005C, 5.250%, 8/01/21 – CIFG Insured	No Opt. Call	A3	$1,307,418
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
1,100	6.375%, 8/01/39	8/19 at 100.00	A+	1,260,666
2,000	6.000%, 8/01/42	8/19 at 100.00	A+	2,236,460
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – NPFG Insured	No Opt. Call	Aa2	2,114,420
18,325	Total Puerto Rico			6,918,964
	Rhode Island – 0.7% (0.5% of Total Investments)
3,615	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB	3,727,318
	South Carolina – 2.5% (1.7% of Total Investments)
2,000	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	A1	2,083,700
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23	12/14 at 100.00	AA–	4,775,108
1,355	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	1,492,709
5,145	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	5,217,596
12,905	Total South Carolina			13,569,113
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	AA–	1,806,368
	Tennessee – 2.6% (1.7% of Total Investments)
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,215,200
5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.500%, 4/15/31	4/12 at 101.00	A1	5,328,100
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA	5,381,650
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
88	5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	36,429
150	5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	62,450
13,438	Total Tennessee			14,023,829
	Texas – 11.2% (7.5% of Total Investments)
5,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,014,800
1,250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	1,325,750
11,950	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	8,048,803
4,680	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	2,966,886
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	No Opt. Call	BBB–	809,512
1,220	5.125%, 8/15/26	No Opt. Call	BBB–	1,171,273

Nuveen Investments 31

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,100	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA+	$1,205,644
3,150	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/38	1/18 at 100.00	A3	3,325,644
1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,218,437
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	343,650
3,960	Stafford Economic Development Corporation, Texas, Sales Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30 – FGIC Insured	9/15 at 100.00	A+	4,148,615
7,500	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	7,539,675
1,910	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	1,943,119
2,895	Tarrant County Health Facilities Development Corporation, Texas, GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing Center, Lynnhaven Nursing Center and Mission Oaks Manor, Series 2000A-1, 7.500%, 12/20/22	12/10 at 105.00	Aaa	3,049,940
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	731,458
1,620	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,763,969
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,097,070
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,090,850
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	923,680
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
10,000	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	BBB+	5,737,800
12,000	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	BBB+	5,987,040
1,125	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	No Opt. Call	N/R	1,203,469
75,910	Total Texas			60,647,084
	Virgin Islands – 0.2% (0.2% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	264,303
820	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	924,624
1,070	Total Virgin Islands			1,188,927
	Virginia – 0.5% (0.4% of Total Investments)
1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	1,019,190
1,850	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	1,881,561
2,850	Total Virginia			2,900,751

32 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 5.8% (3.9% of Total Investments)
$11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA	$8,339,256
17,075	Port of Seattle, Washington, Limited Tax General Obligation Bonds, Series 2000B, 5.750%, 12/01/25 (Alternative Minimum Tax) (UB)	12/10 at 100.00	AAA	17,095,832
5,000	Port of Seattle, Washington, Revenue Bonds, Series 2001B, 5.625%, 4/01/17 – FGIC Insured (Alternative Minimum Tax) (UB)	10/11 at 100.00	Aa2	5,179,900
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	849,880
34,420	Total Washington			31,464,868
	West Virginia – 1.2% (0.8% of Total Investments)
3,550	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22	10/11 at 100.00	BBB	3,595,369
1,950	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A2	2,051,731
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	993,559
6,500	Total West Virginia			6,640,659
	Wisconsin – 4.1% (2.8% of Total Investments)
3,935	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	4,191,994
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	845,496
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	N/R	975,669
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Eagle River Memorial Hospital Inc., Series 2000:
1,000	5.750%, 8/15/20 – RAAI Insured	2/11 at 101.00	N/R	1,010,499
3,000	5.875%, 8/15/30 – RAAI Insured	2/11 at 101.00	N/R	3,010,049
1,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB+	1,162,695
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
3,500	5.250%, 8/15/21	8/16 at 100.00	BBB+	3,585,714
1,780	5.250%, 8/15/26	8/16 at 100.00	BBB+	1,780,213
1,000	5.250%, 8/15/34	8/16 at 100.00	BBB+	945,419
4,600	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	4,915,376
21,780	Total Wisconsin			22,423,124

Nuveen Investments 33

Nuveen Investment Quality Municipal Fund, Inc. (continued)
NQM	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming – 0.8% (0.5% of Total Investments)
$1,720	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26 (Mandatory put 8/21/19)	8/19 at 100.00	A2	$1,863,619
2,500	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	2,528,499
4,220	Total Wyoming			4,392,118
$852,831	Total Investments (cost $768,802,552) – 148.1%			803,556,979
	Floating Rate Obligations – (17.2)%			(93,297,000)
	Other Assets Less Liabilities – 7.9%			43,022,111
	Auction Rate Preferred Shares, at Liquidation Value – (38.8)% (9)			(210,700,000)
	Net Assets Applicable to Common Shares – 100%			$542,582,090

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for inverse floating rate transactions.
(8)
Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(9)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 26.2%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

       See accompanying notes to financial statements.
34 Nuveen Investments

Nuveen Select Quality Municipal Fund, Inc.
NQS	Portfolio of Investments
October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 1.0% (0.7% of Total Investments)
$5,155	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	$5,084,222
	Alaska – 1.9% (1.3% of Total Investments)
500	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/26 – FGIC Insured (UB)	12/14 at 100.00	AA+	523,280
5,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA	5,170,450
2,000	Kenai Peninsula Borough, Alaska, Revenue Bonds, Central Kenai Peninsula Hospital Service Area, Series 2003, 5.000%, 8/01/23 – FGIC Insured	8/13 at 100.00	A1	2,079,480
2,135	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Baa3	2,095,972
9,635	Total Alaska			9,869,182
	Arizona – 3.1% (2.1% of Total Investments)
2,300	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,376,797
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB–	1,000,720
3,750	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2	4,098,263
8,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	7,557,840
750	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/13 at 100.00	A–	762,788
15,800	Total Arizona			15,796,408
	Arkansas – 0.9% (0.6% of Total Investments)
3,875	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15	No Opt. Call	A2	4,441,176
	California – 9.2% (6.1% of Total Investments)
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A1	998,930
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A1	1,050,161
1,110	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	BBB	967,987
550	California Pollution Control Financing Authority, Remarketed Revenue Bonds, Pacific Gas and Electric Company, Series 1996A, 5.350%, 12/01/16 – NPFG Insured (Alternative Minimum Tax)	4/11 at 102.00	A	567,281
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,618,789
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	A1	291,230
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,200	0.000%, 2/01/30 – FGIC Insured	2/15 at 45.69	Aa3	966,720
6,800	0.000%, 2/01/35 – FGIC Insured	2/15 at 34.85	Aa3	1,437,384
	Cupertino Union School District, Santa Clara County, California, General Obligation Bonds, Series 2003B:
8,100	0.000%, 8/01/24 – FGIC Insured	8/13 at 58.68	Aa1	4,095,360
11,430	0.000%, 8/01/27 – FGIC Insured	8/13 at 49.98	Aa1	4,620,006
7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 10.295%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	5,941,390

Nuveen Investments 35

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA+	$4,671,630
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	Aa3	296,644
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	2,595,058
6,195	Peralta Community College District, Alameda County, California, General Obligation Bonds, Election of 2006, Series 2007B, 5.000%, 8/01/37 – AGM Insured	8/17 at 100.00	AA+	6,407,922
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	A+	1,337,460
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	A1	2,146,800
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 – AGM Insured	5/15 at 100.00	AA+	3,511,334
5,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	Aa1	2,162,900
2,460	Santee School District, County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA+	626,759
2,000	Yuma Community College District, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/33 – AMBAC Insured	8/17 at 45.45	Aa2	479,780
86,685	Total California			46,791,525
	Colorado – 10.2% (6.8% of Total Investments)
3,335	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	AA	3,601,900
5,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	5,110,400
1,150	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA+	1,186,662
16,995	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 5.625%, 11/15/23 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+	17,015,734
4,500	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2001A, 5.500%, 11/15/16 – FGIC Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	4,684,995
1,500	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 4.625%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,300,425
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	8/15 at 58.09	A	673,932
8,515	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	3,446,021
13,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	A	2,485,470
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	3,953,450
12,355	Northwest Parkway Public Highway Authority, Colorado, Senior Lien Revenue Bonds, Series 2001B, 0.000%, 6/15/26 (Pre-refunded 6/15/11) – AGM Insured	6/11 at 40.52	AA+ (4)	4,967,822
3,115	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/34	7/20 at 100.00	Baa3	3,305,295
75,885	Total Colorado			51,732,106
	District of Columbia – 2.7% (1.8% of Total Investments)
	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
2,255	6.250%, 5/15/24	5/11 at 101.00	BBB	2,264,110
5,485	6.500%, 5/15/33	No Opt. Call	BBB	5,446,331
5,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aa2	6,188,850
12,740	Total District of Columbia			13,899,291

36 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 3.1% (2.1% of Total Investments)
$4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/28	10/20 at 100.00	A2	$4,140,680
9,250	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	A	8,977,958
2,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 11151, 17.444%, 2/15/15 (IF)	No Opt. Call	AA	2,619,900
15,750	Total Florida			15,738,538
	Georgia – 0.8% (0.5% of Total Investments)
3,750	Atlanta, Georgia, Airport General Revenue Bonds, Series 2000B, 5.625%, 1/01/30 – FGIC Insured (Alternative Minimum Tax)	1/11 at 100.50	A+	3,776,663
	Illinois – 21.1% (14.0% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
3,855	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	Aa2	1,755,953
2,925	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	Aa2	869,310
15,000	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001A, 5.375%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	15,100,350
	Chicago, Illinois, Second Lien Passenger Facility Charge Revenue Bonds, O’Hare International Airport, Series 2001C:
3,770	5.100%, 1/01/26 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	3,782,705
5,460	5.250%, 1/01/32 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 101.00	A2	5,465,405
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	5,140,700
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,597,485
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA+	2,036,580
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,016,040
10,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	N/R	10,086,100
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	3,839,691
5,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB	5,143,100
10,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.750%, 5/15/22 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	10,780,200
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	2/11 at 102.00	Aaa	2,046,660
4,505	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/17 – AMBAC Insured	2/11 at 100.00	BBB	4,506,847
8,945	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/21 – AGM Insured	1/15 at 74.44	Aa3	5,628,462
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	5,417,010
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	No Opt. Call	AAA	2,310,996
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,700	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AAA	3,419,814
2,920	5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	2,974,867
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	244,816
2,455	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	384,011

Nuveen Investments 37

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$8,910	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2006, 5.000%, 4/01/27 – NPFG Insured	4/16 at 100.00	Aa2	$9,341,066
7,500	Valley View Public Schools, Community Unit School District 365U of Will County, Illinois, General Obligation Bonds, Series 2005, 0.000%, 11/01/25 – NPFG Insured	No Opt. Call	AA	3,852,075
125,855	Total Illinois			106,740,243
	Indiana – 3.7% (2.5% of Total Investments)
2,000	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	1,853,660
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB	2,015,800
2,225	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+	2,271,013
5,000	Marion County Convention and Recreational Facilities Authority, Indiana, Excise Taxes Lease Rental Revenue Subordinate Bonds, Series 1997A, 5.000%, 6/01/22 – NPFG Insured	12/10 at 100.00	A	5,013,550
7,660	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 2000, 5.625%, 8/15/33 (Pre-refunded 2/15/11) – AMBAC Insured	2/11 at 100.00	AA- (4)	7,780,951
18,885	Total Indiana			18,934,974
	Iowa – 0.5% (0.3% of Total Investments)
3,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	BBB	2,424,789
	Kansas – 1.6% (1.0% of Total Investments)
3,790	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004A, 5.000%, 3/01/23 (UB)	3/14 at 100.00	AAA	4,181,204
3,710	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	3,673,048
7,500	Total Kansas			7,854,252
	Kentucky – 0.2% (0.1% of Total Investments)
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,089,780
	Louisiana – 1.2% (0.8% of Total Investments)
5,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	4,928,000
1,230	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30	5/11 at 101.00	BBB	1,244,059
6,230	Total Louisiana			6,172,059
	Massachusetts – 1.5% (1.0% of Total Investments)
4,410	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A	4,648,537
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A3	498,860
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,439,104
7,210	Total Massachusetts			7,586,501
	Michigan – 8.1% (5.3% of Total Investments)
540	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/19 – SYNCORA GTY Insured	4/13 at 100.00	BB	501,347
7,745	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 1998A, 5.250%, 7/01/21 – NPFG Insured	7/17 at 100.00	Aa3	8,213,495
8,125	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/29 – AMBAC Insured	10/15 at 100.00	Aa3	8,339,988

38 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$2,000	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/21 – FGIC Insured	10/16 at 79.00	Aa3	$1,175,860
3,275	Michigan State Hospital Finance Authority, Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993A, 6.500%, 8/15/18	2/11 at 100.00	BB–	3,274,902
6,000	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A2	6,019,680
7,500	Michigan Strategic Fund, Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 2002C, 5.450%, 12/15/32 – SYNCORA GTY Insured (Alternative Minimum Tax)	12/12 at 100.00	Baa1	7,437,600
5,900	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M, 5.250%, 11/15/35 – NPFG Insured	11/11 at 100.00	A1	5,802,945
41,085	Total Michigan			40,765,817
	Minnesota – 1.4% (0.9% of Total Investments)
7,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%, 1/01/32 (Pre-refunded 1/01/11) – FGIC Insured	1/11 at 100.00	AAA	7,060,480
	Mississippi – 0.5% (0.3% of Total Investments)
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,569,273
	Missouri – 0.7% (0.5% of Total Investments)
1,500	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/32 – AGM Insured	10/13 at 100.00	AA+	1,524,165
5,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	2,036,750
6,500	Total Missouri			3,560,915
	Nebraska – 1.2% (0.8% of Total Investments)
6,100	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	Aa3	6,245,912
	Nevada – 2.9% (1.9% of Total Investments)
1,950	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	409,871
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.114%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,983,300
10,750	Truckee Meadows Water Authority, Nevada, Water Revenue Bonds, Series 2001A, 5.250%, 7/01/34 (Pre-refunded 7/01/11) – AGM Insured	7/11 at 100.00	AAA	11,111,845
15,200	Total Nevada			14,505,016
	New Hampshire – 1.0% (0.7% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	5,182,100
	New Jersey – 7.3% (4.8% of Total Investments)
16,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 0.000%, 7/01/35	1/17 at 39.39	BBB–	2,864,484
14,865	New Jersey Housing and Mortgage Finance Agency, Home Buyer Program Revenue Bonds, Series 2000CC, 5.850%, 10/01/25 – NPFG Insured (Alternative Minimum Tax)	4/11 at 100.00	Aaa	15,573,615
1,905	New Jersey Housing and Mortgage Finance Agency, Multifamily Housing Revenue Bonds, Series 1997A, 5.550%, 5/01/27 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+	1,906,181
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA+	5,595,600

Nuveen Investments 39

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$5,740	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	$6,100,070
6,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BBB	4,686,175
65,850	Total New Jersey			36,726,125
	New Mexico – 2.9% (1.9% of Total Investments)
	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A:
8,000	5.500%, 8/01/25 (Pre-refunded 8/01/11)	8/11 at 101.00	AA- (4)	8,389,200
6,200	5.500%, 8/01/30 (Pre-refunded 8/01/11)	8/11 at 101.00	AA- (4)	6,501,630
14,200	Total New Mexico			14,890,830
	New York – 3.5% (2.3% of Total Investments)
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA	5,240,035
7,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–	7,225,120
5,060	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 79, 5.300%, 4/01/29 (Alternative Minimum Tax)	3/11 at 100.00	Aa1	5,070,980
17,065	Total New York			17,536,135
	North Carolina – 2.1% (1.4% of Total Investments)
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,080,130
5,535	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 – FGIC Insured	1/11 at 100.00	Baa1	5,548,173
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	2,061,443
10,435	Total North Carolina			10,689,746
	Ohio – 5.5% (3.6% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,060	5.125%, 6/01/24	6/17 at 100.00	BBB	926,249
3,050	5.375%, 6/01/24	6/17 at 100.00	BBB	2,728,042
2,700	5.875%, 6/01/30	6/17 at 100.00	BBB	2,274,966
2,755	5.750%, 6/01/34	6/17 at 100.00	BBB	2,197,057
7,995	5.875%, 6/01/47	6/17 at 100.00	BBB	6,118,254
14,800	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	Baa3	10,272,532
3,750	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Tender Option Bond Trust 2812-1, 12.293% 1/15/46 – AMBAC Insured (IF)	1/17 at 100.00	A	3,226,950
36,110	Total Ohio			27,744,050
	Oklahoma – 0.8% (0.5% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,781,614
2,235	Oklahoma Development Finance Authority, Revenue Bonds, St. John Health System, Series 2004, 5.000%, 2/15/24	2/14 at 100.00	A	2,268,033
3,910	Total Oklahoma			4,049,647
	Pennsylvania – 2.9% (1.9% of Total Investments)
1,250	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+	1,294,938
3,250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	3,219,840

40 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$8,200	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	$6,143,932
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	4,093,800
17,700	Total Pennsylvania			14,752,510
	Puerto Rico – 2.9% (1.9% of Total Investments)
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 0.000%, 7/01/31 – AMBAC Insured	7/17 at 100.00	A3	683,352
2,200	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 0.000%, 7/01/31 (Pre-refunded 7/01/17) – AMBAC Insured	7/17 at 100.00	AAA	2,402,994
12,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	10,234,800
23,890	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	1,534,216
38,890	Total Puerto Rico			14,855,362
	Rhode Island – 1.6% (1.1% of Total Investments)
	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177:
1,500	9.564%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,614,000
1,000	9.664%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,061,320
5,440	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	5,473,510
7,940	Total Rhode Island			8,148,830
	South Carolina – 6.8% (4.5% of Total Investments)
	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002:
5,500	6.000%, 12/01/21 (Pre-refunded 12/01/12)	12/12 at 101.00	AA (4)	6,174,190
4,500	6.000%, 12/01/21 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	5,051,610
3,750	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001, 5.500%, 10/01/31	10/11 at 100.00	A	3,770,888
2,500	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)	11/13 at 100.00	A+ (4)	2,866,050
2,950	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/22 – NPFG Insured	8/14 at 100.00	A	3,158,123
21,565	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	7,764,047
1,105	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2000A-2, 6.000%, 7/01/20 – AGM Insured (Alternative Minimum Tax)	12/10 at 100.00	Aa1	1,137,918
4,565	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB (4)	4,702,270
46,435	Total South Carolina			34,625,096
	South Dakota – 1.5% (1.0% of Total Investments)
3,905	Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds, Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16 (Pre-refunded 10/15/14) (Alternative Minimum Tax)	10/14 at 100.00	AAA	4,702,909
1,280	South Dakota Education Loans Inc., Revenue Bonds, Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative Minimum Tax)	12/10 at 100.00	B3	1,058,125
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	AA–	1,806,368
6,935	Total South Dakota			7,567,402

Nuveen Investments 41

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee – 5.1% (3.4% of Total Investments)
$3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	$3,278,969
5,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.500%, 4/15/31	4/12 at 101.00	A1	5,328,100
20,060	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2002A, 0.000%, 1/01/17 – AGM Insured	1/13 at 80.49	AA+	15,122,030
2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32	3/13 at 100.00	N/R	1,924,980
30,185	Total Tennessee			25,654,079
	Texas – 17.4% (11.6% of Total Investments)
5,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	1,895,452
7,925	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	7,532,316
1,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B, Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa2	1,027,660
4,080	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	1/15 at 100.00	A	3,924,715
5,500	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2001, 5.000%, 12/01/31 (Pre-refunded 12/01/11) – AMBAC Insured	12/11 at 100.00	AA+ (4)	5,781,545
2,000	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/28	8/16 at 54.64	Aaa	865,320
1,550	Gulf Coast Waste Disposal Authority, Texas, Waste Disposal Revenue Bonds, Valero Energy Corporation, Series 2001, 6.650%, 4/01/32 (Alternative Minimum Tax)	4/11 at 101.00	BBB	1,569,639
1,000	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2004A, 5.000%, 8/15/27 – FGIC Insured	8/14 at 100.00	AA–	1,069,290
7,570	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Bonds, Series 2001H, 0.000%, 11/15/31 – NPFG Insured	No Opt. Call	A	1,617,406
5,000	Houston Community College System, Texas, Limited Tax General Obligation Bonds, Series 2003, 5.000%, 2/15/26 – AMBAC Insured (UB)	2/13 at 100.00	AA+	5,288,250
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2005, 5.000%, 11/15/35 – AGM Insured	11/15 at 100.00	AA+	5,218,150
9,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A3	8,890,560
5,000	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	5,363,200
7,000	North Texas Thruway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	5,745,390
340	Panhandle Regional Housing Finance Corporation, Texas, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)	11/10 at 100.00	N/R	344,226
2,210	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/19	12/13 at 100.00	Baa2	2,273,051
4,700	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	4,839,590
5,500	Spring Independent School District, Harris County, Texas, Unlimited Tax Schoolhouse Bonds, Series 2001, 5.000%, 8/15/26	8/11 at 100.00	AAA	5,646,465
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.031%, 5/15/39 (IF)	11/17 at 100.00	AA–	4,316,288
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,940,113

42 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 13.054%, 2/01/17 (IF)	No Opt. Call	Aaa	$4,071,168
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/36	8/15 at 33.75	AAA	2,444,304
9,110	0.000%, 8/15/41	8/15 at 25.73	AAA	1,849,148
7,110	0.000%, 8/15/45	8/15 at 20.76	AAA	1,159,499
1,650	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)	4/11 at 100.00	AA+	1,653,086
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/26	8/15 at 57.10	AAA	954,720
119,065	Total Texas			88,280,551
	Utah – 0.8% (0.5% of Total Investments)
3,565	Utah Associated Municipal Power Systems, Revenue Bonds, Payson Power Project, Series 2003A, 5.000%, 4/01/24 – AGM Insured (UB)	4/13 at 100.00	AA+	3,845,173
	Vermont – 1.8% (1.2% of Total Investments)
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Fletcher Allen Health Care Inc., Series 2000A:
3,720	6.125%, 12/01/15 – AMBAC Insured	12/10 at 101.00	Baa1	3,765,421
4,265	6.250%, 12/01/16 – AMBAC Insured	12/10 at 101.00	Baa1	4,315,924
820	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-13A, 5.950%, 11/01/25 – AGM Insured (Alternative Minimum Tax)	11/10 at 100.00	AA+	845,231
8,805	Total Vermont			8,926,576
	Virginia – 1.2% (0.8% of Total Investments)
2,000	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	N/R	1,985,920
5,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+	3,871,200
7,000	Total Virginia			5,857,120
	Washington – 4.8% (3.2% of Total Investments)
8,810	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax) (UB)	7/11 at 101.00	AA	8,872,727
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39	6/19 at 100.00	AA	4,013,438
7,225	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	3/11 at 100.00	A	7,261,630
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,104,679
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	2,124,699
24,285	Total Washington			24,377,173
	West Virginia – 1.0% (0.7% of Total Investments)
5,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 5.500%, 10/01/22	10/11 at 100.00	BBB	5,063,899

Nuveen Investments 43

Nuveen Select Quality Municipal Fund, Inc. (continued)
NQS	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.4% (1.6% of Total Investments)
$4,845	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	$5,161,426
5,000	Madison, Wisconsin, Industrial Development Revenue Refunding Bonds, Madison Gas and Electric Company Projects, Series 2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)	4/12 at 100.00	AA–	5,060,149
2,100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	1,964,591
11,945	Total Wisconsin			12,186,166
$957,735	Total Investments (cost $744,683,591) – 150.8%			763,597,692
	Floating Rate Obligations – (3.7)%			(18,540,000)
	Other Assets Less Liabilities – 2.5%			12,454,066
	Auction Rate Preferred Shares, at Liquidation Value – (49.6)% (6)			(251,275,000)
	Net Assets Applicable to Common Shares – 100%			$506,236,758

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.9%.
N/R	Not rated.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

44 Nuveen Investments

Nuveen Quality Income Municipal Fund, Inc.
NQU	Portfolio of Investments
October 31, 2010
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 2.6% (1.7% of Total Investments)
	Jefferson County, Alabama, Sewer Revenue Capitol Improvement Warrants, Series 2001A:
$7,475	5.500%, 2/01/31 (Pre-refunded 2/01/11) – FGIC Insured	2/11 at 101.00	AAA	$7,649,168
6,340	5.500%, 2/01/31 (Pre-refunded 2/01/11) – FGIC Insured	2/11 at 101.00	AAA	6,470,160
6,970	5.500%, 2/01/31 (Pre-refunded 2/01/11) – FGIC Insured	2/11 at 101.00	AAA	7,132,401
20,785	Total Alabama			21,251,729
	Alaska – 1.8% (1.1% of Total Investments)
6,110	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/27 – FGIC Insured (UB)	12/14 at 100.00	AA+	6,373,280
11,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	7,731,130
17,110	Total Alaska			14,104,410
	Arizona – 2.2% (1.5% of Total Investments)
5,350	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.000%, 7/01/28 – NPFG Insured	7/13 at 100.00	A1	5,395,529
1,000	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	1,187,600
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+	7,971,388
2,350	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,428,467
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	BBB–	1,000,720
17,480	Total Arizona			17,983,704
	Arkansas – 1.0% (0.6% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	659,275
19,800	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	2,900,304
4,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/34 – NPFG Insured	11/14 at 100.00	Aa2	4,149,680
26,300	Total Arkansas			7,709,259
	California – 16.7% (10.9% of Total Investments)
12,500	Anaheim Public Finance Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA+	2,601,625
1,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.750%, 5/01/17 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	1,090,040
6,000	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A	5,920,140
3,450	California Infrastructure Economic Development Bank, Revenue Bonds, J. David Gladstone Institutes, Series 2001, 5.250%, 10/01/34	10/11 at 101.00	A–	3,426,609
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa1	2,372,874
3,500	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1	3,683,120
1,360	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	BBB	1,308,266
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	3,759,768
14,600	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/28	8/13 at 100.00	A1	14,994,784

Nuveen Investments 45

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$25,000	California, General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured	3/16 at 100.00	A1	$24,073,000
10,000	California, Various Purpose General Obligation Bonds, Series 1999, 4.750%, 4/01/29 – NPFG Insured	4/11 at 100.00	A1	9,999,500
16,000	California, Various Purpose General Obligation Bonds, Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	16,057,120
2,710	Chula Vista Elementary School District, San Diego County, California, Certificates of Participation, Series 2004, 5.000%, 9/01/29 – NPFG Insured	9/12 at 102.00	A	2,715,908
8,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series1995A, 5.000%, 1/01/35 – NPFG Insured	1/11 at 100.00	A	7,734,150
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
10,355	5.000%, 6/01/33	6/17 at 100.00	BBB	8,570,730
1,500	5.125%, 6/01/47	6/17 at 100.00	BBB	1,081,065
5,000	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/30 – FGIC Insured	7/16 at 100.00	Aa2	5,180,600
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,872,319
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.188%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,501,024
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	2,964,247
30,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	A	4,694,100
3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	1,049,670
4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	4/12 at 38.12	A	1,543,628
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	BBB	1,129,770
1,860	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2001A, 4.750%, 6/01/25	6/14 at 100.00	BBB	1,746,075
180,605	Total California			134,070,132
	Colorado – 6.1% (4.0% of Total Investments)
11,830	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA	12,091,206
1,000	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA+	1,031,880
10,000	Denver City and County, Colorado, Airport System Revenue Refunding Bonds, Series 2000A, 5.625%, 11/15/23 – AMBAC Insured (Alternative Minimum Tax)	11/10 at 100.00	A+	10,012,200
6,185	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	A	2,322,715
43,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	9,503,430
7,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	1,417,360
8,740	Larimer County School District R1, Poudre, Colorado, General Obligation Bonds, Series 2000, 5.125%, 12/15/19 (Pre-refunded 12/15/10) – FGIC Insured	12/10 at 100.00	Aa2 (4)	8,794,625
3,750	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	3,967,350
91,505	Total Colorado			49,140,766

46 Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut – 0.6% (0.4% of Total Investments)
$4,395	Bridgeport, Connecticut, General Obligation Bonds, Series 2001C, 5.375%, 8/15/17 (Pre-refunded 8/15/11) – FGIC Insured	8/11 at 100.00	A1 (4)	$4,568,954
	Florida – 0.6% (0.4% of Total Investments)
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A2	2,587,350
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A2	2,559,825
5,000	Total Florida			5,147,175
	Georgia – 1.4% (0.9% of Total Investments)
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	1,311,425
4,050	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.125%, 2/15/40	No Opt. Call	A+	4,138,331
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA+	5,632,450
10,300	Total Georgia			11,082,206
	Illinois – 13.8% (9.1% of Total Investments)
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2001C:
1,000	5.500%, 12/01/18 (Pre-refunded 12/01/11) – AGM Insured	12/11 at 100.00	AA+ (4)	1,056,620
3,000	5.000%, 12/01/20 (Pre-refunded 12/01/11) – AGM Insured	12/11 at 100.00	AA+ (4)	3,153,570
2,000	5.000%, 12/01/21 (Pre-refunded 12/01/11) – AGM Insured	12/11 at 100.00	AA+ (4)	2,102,380
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
9,400	0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2	8,595,924
4,400	0.000%, 12/01/15 – FGIC Insured	No Opt. Call	Aa2	3,864,960
32,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/32 – FGIC Insured	No Opt. Call	Aa3	9,960,103
190	Chicago, Illinois, General Obligation Bonds, Series 2002A, 5.000%, 1/01/18 – AMBAC Insured	7/12 at 100.00	AA–	200,564
	Chicago, Illinois, General Obligation Bonds, Series 2002A:
70	5.000%, 1/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	Aa3 (4)	75,331
6,190	5.000%, 1/01/18 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	AA- (4)	6,661,369
13,400	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A, 5.125%, 1/01/35 – NPFG Insured (Alternative Minimum Tax)	1/11 at 100.00	A	13,144,194
2,000	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	1/14 at 100.00	AA+	2,035,180
5,000	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Refunding Series 2003A, 5.000%, 7/01/33	7/13 at 100.00	Aa1	5,140,700
	Illinois Educational Facilities Authority, Student Housing Revenue Bonds, Educational Advancement Foundation Fund, University Center Project, Series 2002:
3,000	6.625%, 5/01/17 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,308,040
1,800	6.000%, 5/01/22 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	1,967,958
1,050	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/20 – AMBAC Insured	12/14 at 100.00	A1	1,100,831
15,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	15,499,050
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA+	2,036,580
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,016,040

Nuveen Investments 47

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments October 31, 2010

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$4,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	No Opt. Call	A+	$4,083,560
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,818,350
5,000	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2000, 5.450%, 12/01/21 – NPFG Insured	12/10 at 100.00	A+	5,023,050
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	No Opt. Call	AAA	2,310,996
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	3,288,163
2,270	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.000%, 12/15/28 – NPFG Insured	6/12 at 101.00	AAA	2,312,653
939	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	839,889
12,780	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	6,890,209
144,244	Total Illinois			111,486,264
	Indiana – 1.8% (1.2% of Total Investments)
2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 – AMBAC Insured	3/14 at 100.00	A	2,017,760
3,240	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Marion General Hospital, Series 2002, 5.625%, 7/01/19 – AMBAC Insured	7/12 at 100.00	A+	3,327,836
2,400	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A	2,353,464
6,420	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.625%, 8/15/28 – NPFG Insured	2/11 at 100.00	AA–	6,421,990
14,060	Total Indiana			14,121,050
	Iowa – 1.1% (0.7% of Total Investments)
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
4,000	5.375%, 6/01/38	6/15 at 100.00	BBB	3,311,120
7,000	5.625%, 6/01/46	6/15 at 100.00	BBB	5,475,330
11,000	Total Iowa			8,786,450
	Kansas – 0.5% (0.3% of Total Investments)
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	A	1,793,803
3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	2,097,939
5,480	Total Kansas			3,891,742
	Kentucky – 1.3% (0.8% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	Baa2	6,411,990
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,089,780
2,500	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 74, Series 2002, 5.375%, 2/01/18 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	AAA	2,657,300
9,515	Total Kentucky			10,159,070

48 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana – 4.2% (2.8% of Total Investments)
$10,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	AA+	$11,544,900
4,095	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/33 – NPFG Insured	7/14 at 100.00	A	4,164,369
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	8,911,530
5,500	Louisiana Public Facilities Authority, Revenue Bonds, Tulane University, Series 2002A, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AMBAC Insured	7/12 at 100.00	N/R (4)	5,910,135
3,520	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	3,553,686
32,115	Total Louisiana			34,084,620
	Massachusetts – 2.7% (1.8% of Total Investments)
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A	3,265,063
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 & 2, 5.125%, 7/01/38	7/18 at 100.00	A3	498,860
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB)	No Opt. Call	AAA	9,385,912
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,439,104
6,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/10 at 100.00	BBB	6,017,760
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	2/11 at 100.00	AAA	426,632
19,755	Total Massachusetts			22,033,331
	Michigan – 3.4% (2.2% of Total Investments)
3,790	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/20 – AGM Insured	6/15 at 100.00	AA+	3,965,439
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
7,975	5.000%, 10/15/25 – AMBAC Insured	10/15 at 100.00	Aa3	8,283,234
10,470	5.000%, 10/15/26 – AMBAC Insured	10/15 at 100.00	Aa3	10,912,776
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	Baa3	3,070,313
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,386,498
26,435	Total Michigan			27,618,260
	Minnesota – 0.6% (0.4% of Total Investments)
3,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	AAA	5,039,843
	Mississippi – 0.6% (0.4% of Total Investments)
1,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	1,946,419
2,500	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Forrest County General Hospital, Series 2000, 5.500%, 1/01/27 (Pre-refunded 1/01/11) – AGM Insured	1/11 at 101.00	Aa3 (4)	2,547,100
4,375	Total Mississippi			4,493,519
	Missouri – 1.7% (1.1% of Total Investments)
2,400	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%,10/01/23 – AGM Insured	10/13 at 100.00	AA+	2,490,648
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	6,110,250

Nuveen Investments 49

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	$5,202,883
32,750	Total Missouri			13,803,781
	Nevada – 6.9% (4.5% of Total Investments)
34,470	Clark County School District, Nevada, General Obligation Bonds, Series 2002C, 5.000%, 6/15/20(Pre-refunded 6/15/12) – NPFG Insured	6/12 at 100.00	AA (4)	37,046,977
14,515	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	Aa3	15,048,571
6,845	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/23 – AMBAC Insured	No Opt. Call	N/R	713,660
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Trust 2634, 18.114%, 7/01/31 – BHAC Insured (IF)	7/17 at 100.00	AA+	2,983,300
58,330	Total Nevada			55,792,508
	New Hampshire – 0.6% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	BBB+	5,182,100
	New Jersey – 4.9% (3.2% of Total Investments)
1,000	New Jersey Building Authority, State Building Revenue Bonds, Series 2002A, 5.000%, 12/15/21(Pre-refunded 12/15/12) – AGM Insured	12/12 at 100.00	AA+ (4)	1,093,870
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Series 2006A, 0.000%, 7/01/36	1/17 at 37.38	BBB–	1,630,900
2,025	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001B, 6.000%, 12/15/19 (Pre-refunded 12/15/11) – NPFG Insured	12/11 at 100.00	AA- (4)	2,154,134
3,200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/22 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	3,605,408
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA+	5,595,600
20,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	AA–	4,715,000
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	AA–	4,429,000
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
1,745	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,854,464
1,000	6.125%, 6/01/42 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,090,380
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003:
9,420	6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	10,890,650
1,850	6.250%, 6/01/43 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	2,115,105
90,240	Total New Jersey			39,174,511
	New Mexico – 0.8% (0.5% of Total Investments)
5,925	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)	8/11 at 101.00	AA- (4)	6,213,251
	New York – 8.4% (5.5% of Total Investments)
275	Dormitory Authority of the State of New York, Insured Revenue Bonds, Fordham University, Series 1998, 5.000%, 7/01/28 – NPFG Insured	1/11 at 100.00	A	275,198
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	A	2,398,230
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	AA	5,240,035
1,320	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	1,267,279
1,130	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2001A, 5.375%, 9/01/25 (Pre-refunded 9/01/11)	9/11 at 100.00	AAA	1,178,443

50 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA+	$13,685,544
4,865	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16	8/12 at 100.00	AA	5,252,449
135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2 (4)	147,601
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
950	5.000%, 8/01/17	8/12 at 100.00	AA	1,013,042
5,430	5.750%, 8/01/18	8/12 at 100.00	AA	5,856,907
5,115	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.750%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AA (4)	5,592,434

New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Second Resolution Bonds, Series 2001C:

6,035	5.000%, 6/15/20	6/11 at 100.00	AAA	6,190,220
6,575	5.000%, 6/15/22	6/11 at 100.00	AAA	6,738,981
11,540	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Twenty-Eighth Series 2002, 5.000%, 11/01/20 – AGM Insured	11/12 at 101.00	AA+	12,508,898
64,225	Total New York			67,345,261
	North Carolina – 3.1% (2.1% of Total Investments)
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,080,130
8,960	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	9,415,706
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA	3,983,760
665	North Carolina Medical Care Commission, Hospital Revenue Bonds, Pitt County Memorial Hospital, Series 1998A, 4.750%, 12/01/28 – NPFG Insured	12/10 at 100.00	A1	663,371
7,500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/19 – NPFG Insured	1/13 at 100.00	A	8,066,925
24,125	Total North Carolina			25,209,892
	Ohio – 5.9% (3.9% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,379,400
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
205	5.125%, 6/01/24	6/17 at 100.00	BBB	179,133
2,925	5.875%, 6/01/30	6/17 at 100.00	BBB	2,464,547
5,040	5.750%, 6/01/34	6/17 at 100.00	BBB	4,019,299
2,400	6.000%, 6/01/42	6/17 at 100.00	BBB	1,888,440
5,730	5.875%, 6/01/47	6/17 at 100.00	BBB	4,384,940
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 0.000%, 6/01/37	6/22 at 100.00	Baa3	6,940,900
	Cincinnati City School District, Hamilton County, Ohio, General Obligation Bonds, Series 2002:
2,165	5.250%, 6/01/19 – AGM Insured	12/12 at 100.00	AA+	2,376,889
2,600	5.250%, 6/01/21 – AGM Insured	12/12 at 100.00	AA+	2,854,462
2,000	5.000%, 12/01/22 – AGM Insured	12/12 at 100.00	AA+	2,185,380
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	10,039,600
53,065	Total Ohio			47,712,990
	Oklahoma – 1.2% (0.8% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,781,614
6,040	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	6,042,778

Nuveen Investments 51

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	A	$1,982,920
9,715	Total Oklahoma			9,807,312
	Oregon – 0.4% (0.3% of Total Investments)
3,000	Deschutes County School District 1, Bend-La Pine, Oregon, General Obligation Bonds, Series 2001A, 5.500%, 6/15/18 (Pre-refunded 6/15/11) – AGM Insured	6/11 at 100.00	Aa1 (4)	3,098,460
135	Oregon Housing and Community Services Department, Single Family Mortgage Revenue Bonds, Series 2004H, 5.125%, 1/01/29 (Alternative Minimum Tax)	1/14 at 100.00	Aa2	141,704
3,135	Total Oregon			3,240,164
	Pennsylvania – 4.9% (3.2% of Total Investments)
2,000	Allegheny County Hospital Development Authority, Pennsylvania, University of Pittsburgh Medical Center Revenue Bonds, Series 2009A, 5.625%, 8/15/39	No Opt. Call	Aa3	2,096,600
220	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 – FGIC Insured	10/13 at 100.00	A1	241,945
8,000	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.250%, 8/01/33	8/20 at 100.00	AA	8,458,640
1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	1,486,080
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	Aa3	2,810,210
5,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	4,093,800
7,800	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/13 at 100.00	AA+	7,868,250
	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2002B:
6,000	5.625%, 8/01/19 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	6,543,180
5,500	5.625%, 8/01/20 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aa2 (4)	5,997,915
38,620	Total Pennsylvania			39,596,620
	Puerto Rico – 8.6% (5.7% of Total Investments)
2,500	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44	7/18 at 100.00	Baa1	2,672,250
7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.750%, 7/01/36	7/20 at 100.00	A3	7,645,120
5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	A3	640,400
5,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.000%, 8/01/27 – AGM Insured	8/12 at 100.00	AA+	5,042,250
1,500	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.125%, 7/01/20	7/12 at 100.00	A3	1,518,705
8,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	6,823,200
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	9,022,781
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,507,226
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Aa2	5,471,500
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Aa2	5,538,975
15,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57 (UB)	8/17 at 100.00	Aa2	15,664,950
1,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29	No Opt. Call	AAA	1,624,545
3,375	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	3,384,551
202,560	Total Puerto Rico			69,556,453

52 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.5% (0.4% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
$2,440	6.125%, 6/01/32	6/12 at 100.00	BBB	$2,455,030
1,865	6.250%, 6/01/42	6/12 at 100.00	BBB	1,867,089
4,305	Total Rhode Island			4,322,119
	South Carolina – 8.1% (5.3% of Total Investments)
24,725	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/22 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa	27,565,655
	Horry County School District, South Carolina, General Obligation Bonds, Series 2001A:
5,840	5.000%, 3/01/20	3/12 at 100.00	Aa1	6,202,255
5,140	5.000%, 3/01/21	3/12 at 100.00	Aa1	5,458,834
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
5,240	5.250%, 8/15/20 – NPFG Insured	8/14 at 100.00	A	5,684,928
3,000	5.250%, 2/15/24 – NPFG Insured	8/14 at 100.00	A	3,189,270
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	2,573,968
13,615	South Carolina Transportation Infrastructure Bank, Junior Lien Revenue Bonds, Series 2001B, 5.125%, 10/01/21 (Pre-refunded 10/01/11) – AMBAC Insured	10/11 at 100.00	N/R (4)	14,222,774
65,160	Total South Carolina			64,897,684
	Tennessee – 0.4% (0.3% of Total Investments)
3,000	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	3,224,430
	Texas – 15.9% (10.4% of Total Investments)
535	Alamo Community College District, Bexar County, Texas, Combined Fee Revenue Refunding Bonds, Series 2001, 5.375%, 11/01/16 – AGM Insured	11/11 at 100.00	AA+	560,921
465	Alamo Community College District, Bexar County, Texas, Combined Fee Revenue Refunding Bonds, Series 2001, 5.375%, 11/01/16 (Pre-refunded 11/01/11) – AGM Insured	11/11 at 100.00	AA+ (4)	488,910
11,255	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	10,697,315
5,500	Central Texas Regional Mobility Authority, Travis and Williamson Counties, Toll Road Revenue Bonds, Series 2005, 5.000%, 1/01/45 – FGIC Insured	1/15 at 100.00	A	5,182,595
3,570	Dallas-Forth Worth International Airport, Texas, Joint Revenue Bonds, Series 2007, 5.000%, 11/01/22 – SYNCORA GTY Insured (Alternative Minimum Tax)	11/14 at 100.00	A+	3,637,366
5,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A, 5.625%, 11/01/21 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+	5,108,300
3,060	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	A	2,988,059
2,700	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G, 5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	A	2,655,558
15,680	Harris County-Houston Sports Authority, Texas, Third Lien Revenue Bonds, Series 2004-A3., 0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	A	2,596,765
4,865	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/27 – AGM Insured	No Opt. Call	AA+	2,107,615
22,500	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2000B, 5.250%, 12/01/30 (Pre-refunded 12/01/10) – FGIC Insured	12/10 at 100.00	AA (4)	22,599,225
4,735	Houston, Texas, Subordinate Lien Airport System Revenue Bonds, Series 2000A, 5.625%, 7/01/30 – AGM Insured (Alternative Minimum Tax)	1/11 at 100.00	AA+	4,737,462
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/34	8/14 at 33.33	AAA	1,672,860
17,655	Matagorda County Navigation District 1, Texas, Revenue Refunding Bonds, Houston Industries Inc., Series 1998B, 5.150%, 11/01/29 – NPFG Insured	11/10 at 100.00	A	17,570,256
7,650	Port of Corpus Christi Authority, Nueces County, Texas, Revenue Refunding Bonds, Union Pacific Corporation, Series 1992, 5.350%, 11/01/10	No Opt. Call	BBB	7,650,689

Nuveen Investments 53

Nuveen Quality Income Municipal Fund, Inc. (continued)
NQU	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,000	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 5.750%, 10/01/21 – RAAI Insured	10/12 at 100.00	BBB	$2,052,500
11,300	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AAA	12,490,229
3,750	Spring Branch Independent School District, Harris County, Texas, Limited Tax Schoolhouse and Refunding Bonds, Series 2001, 5.125%, 2/01/23 (Pre-refunded 2/01/11)	2/11 at 100.00	AAA	3,796,913
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.031%, 5/15/39 (IF)	11/17 at 100.00	AA–	4,316,288
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	2,940,113
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
9,110	0.000%, 8/15/38	8/15 at 30.30	AAA	2,185,489
9,110	0.000%, 8/15/39	8/15 at 28.63	AAA	2,062,960
6,610	0.000%, 8/15/42	8/15 at 24.42	AAA	1,272,822
7,110	0.000%, 8/15/43	8/15 at 23.11	AAA	1,294,660
5,000	Wichita Falls, Wichita County, Texas, Priority Lien Water and Sewerage System Revenue Bonds, Series 2001, 5.000%, 8/01/22 (Pre-refunded 8/01/11) – AMBAC Insured	8/11 at 100.00	AA- (4)	5,177,300
172,425	Total Texas			127,843,170
	Utah – 1.0% (0.6% of Total Investments)
7,155	Utah Associated Municipal Power Systems, Revenue Bonds, Payson Power Project, Series 2003A, 5.000%, 4/01/25 – AGM Insured (UB)	4/13 at 100.00	AA+	7,717,311
	Virginia – 4.0% (2.6% of Total Investments)
11,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+	8,516,640
10,000	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	6,458,400
4,000	Norfolk Airport Authority, Virginia, Airport Revenue Refunding Bonds, Series 2001B, 5.125%, 7/01/31 – FGIC Insured (Alternative Minimum Tax)	7/11 at 100.00	A	3,999,720
11,040	Suffolk Redevelopment and Housing Authority, Virginia, FNMA Multifamily Housing Revenue Refunding Bonds, Windsor at Potomac Vista L.P. Project, Series 2001, 4.850%, 7/01/31 (Mandatory put 7/01/11)	No Opt. Call	Aaa	11,321,520
940	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	987,160
	Virginia Resources Authority, Water System Revenue Refunding Bonds, Series 2002:
500	5.000%, 4/01/18	4/12 at 102.00	AA	536,230
500	5.000%, 4/01/19	4/12 at 102.00	AA	536,230
37,980	Total Virginia			32,355,900
	Washington – 9.2% (6.0% of Total Investments)
6,750	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station – Nuclear Project 2, Series 2002B, 5.350%, 7/01/18 – AGM Insured	7/12 at 100.00	Aaa	7,259,625
2,500	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aaa	2,697,050
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39	6/19 at 100.00	AA	4,013,438
13,400	Seattle, Washington, Municipal Light and Power Revenue Bonds, Series 2000, 5.400%, 12/01/25	12/10 at 100.00	Aa2	13,461,238
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB)	10/16 at 100.00	AA	5,039,750
7,055	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	7,306,864
18,145	Washington, General Obligation Bonds, Series 2001-02A, 5.000%, 7/01/23 – AGM Insured	7/11 at 100.00	AA+	18,725,277
	Washington, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002C:
7,000	5.000%, 1/01/21 – AGM Insured	1/12 at 100.00	AA+	7,374,850
7,960	5.000%, 1/01/22 – AGM Insured	1/12 at 100.00	AA+	8,386,257
71,560	Total Washington			74,264,349

54 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin – 2.3% (1.5% of Total Investments)
	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
$105	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	$111,857
3,380	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	3,693,731
7,545	La Crosse, Wisconsin, Pollution Control Revenue Refunding Bonds, Dairyland Power Cooperative, Series 1997A, 5.450%, 9/01/14 – AMBAC Insured	12/11 at 100.00	A	7,599,097
1,860	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	2/11 at 100.00	A3	1,860,780
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	3,016,019
2,100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.125%, 8/15/33	8/13 at 100.00	BBB+	1,964,591
17,990	Total Wisconsin			18,246,075
	Wyoming – 0.8% (0.5% of Total Investments)
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A+	2,249,692
4,000	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.375%, 1/01/42	1/18 at 100.00	A2	4,202,239
6,035	Total Wyoming			6,451,931
$1,617,414	Total Investments (cost $1,183,156,260) – 152.6%			1,228,730,296
	Floating Rate Obligations – (7.6)%			(61,410,000)
	Other Assets Less Liabilities – 3.1%			24,539,521
	Auction Rate Preferred Shares, at Liquidation Value – (48.1)% (5)			(386,875,000)
	Net Assets Applicable to Common Shares – 100%			$804,984,817

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments 55

Nuveen Premier Municipal Income Fund, Inc.
NPF	Portfolio of Investments
October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 1.6% (1.0% of Total Investments)
$2,000	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39 (UB)	11/16 at 100.00	Aa1	$2,056,620
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,215,336
400	5.000%, 11/15/30	11/15 at 100.00	Baa2	369,936
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,166,530
4,600	Total Alabama			4,808,422
	Alaska – 0.2% (0.2% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	Baa3	702,830
	Arizona – 5.4% (3.4% of Total Investments)
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
100	5.250%, 12/01/24	12/15 at 100.00	BBB	101,735
135	5.250%, 12/01/25	12/15 at 100.00	BBB	137,051
7,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	6,486,760
7,500	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2002B, 5.000%, 1/01/25 (UB)	1/13 at 100.00	Aa1	8,032,125
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A	1,133,676
15,935	Total Arizona			15,891,347
	Arkansas – 0.8% (0.5% of Total Investments)
2,155	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 – AGM Insured	11/15 at 100.00	AA+	2,305,828
	California – 21.2% (13.3% of Total Investments)
10,000	Anaheim Public Finance Authority, California, Public Improvement Project Lease Bonds, Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	A1	9,034,300
5,690	California Department of Veterans Affairs, Home Purchase Revenue Bonds, Series 2002A, 5.300%, 12/01/21 – AMBAC Insured	6/12 at 101.00	AA	5,852,620
1,350	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	AA+	1,399,991
1,975	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A	2,152,039
1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	1,822,434
500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	BBB	441,215
1,600	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,630,880
1,025	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.358%, 5/15/14 (IF)	No Opt. Call	Aa3	1,240,301
4,900	California, General Obligation Bonds, Series 2004, 5.000%, 6/01/23 – AMBAC Insured	12/14 at 100.00	A1	5,201,987
1,000	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A	1,075,690
25,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)	No Opt. Call	AAA	22,341,250

56 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$450	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)	6/13 at 100.00	AAA	$519,836
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	BBB	2,522,485
6,005	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 – AMBAC Insured	7/15 at 100.00	Aa2	6,401,030
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
100	5.000%, 9/01/21	9/15 at 102.00	Baa3	100,453
110	5.000%, 9/01/23	9/15 at 102.00	Baa3	108,152
64,905	Total California			61,844,663
	Colorado – 11.0% (6.9% of Total Investments)
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	1,000,920
1,150	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,158,303
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	A	403,028
750	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	BBB+	784,080
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
4,170	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	A+	4,478,663
6,800	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	A+	7,270,968
	Denver, Colorado, Airport Revenue Bonds, Series 2006A:
6,890	5.000%, 11/15/23 – FGIC Insured (UB)	11/16 at 100.00	A+	7,399,998
8,940	5.000%, 11/15/25 – FGIC Insured (UB)	11/16 at 100.00	A+	9,514,395
30,100	Total Colorado			32,010,355
	Connecticut – 0.7% (0.4% of Total Investments)
2,020	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Connecticut Light and Power Company, Series 1993A, 5.850%, 9/01/28	4/11 at 101.00	Baa1	2,070,500
	Florida – 2.6% (1.6% of Total Investments)
1,700	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/12 at 100.00	N/R	1,665,779
2,500	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa1	2,640,525
105	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A3	102,420
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB)	8/17 at 100.00	AA	1,011,990
2,150	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/30 – AMBAC Insured	6/16 at 100.00	A	2,187,625
7,455	Total Florida			7,608,339
	Georgia – 4.3% (2.7% of Total Investments)
8,050	George L. Smith II World Congress Center Authority, Atlanta, Georgia, Revenue Refunding Bonds, Domed Stadium Project, Series 2000, 5.500%, 7/01/20 – NPFG Insured (Alternative Minimum Tax)	1/11 at 101.00	A	8,141,609
4,105	Municipal Electric Authority of Georgia, Combustion Turbine Revenue Bonds, Series 2003A, 5.125%, 11/01/17 – NPFG Insured	11/13 at 100.00	A1	4,503,842
12,155	Total Georgia			12,645,451
	Hawaii – 0.8% (0.5% of Total Investments)
2,250	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company Inc., Series 1999D, 6.150%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/11 at 100.00	Baa1	2,254,500

Nuveen Investments 57

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho – 0.2% (0.1% of Total Investments)
$50	Idaho Housing and Finance Association, Single Family Mortgage Bonds, Series 1996E, 6.350%, 7/01/14 (Alternative Minimum Tax)	1/11 at 100.00	Aa1	$50,119
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
500	5.250%, 9/01/26	9/16 at 100.00	BBB–	473,845
200	5.250%, 9/01/37	9/16 at 100.00	BBB–	176,236
750	Total Idaho			700,200
	Illinois – 10.4% (6.6% of Total Investments)
500	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1990B, 7.000%, 1/01/15 – NPFG Insured (ETM)	No Opt. Call	AAA	560,425
8,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/24 – FGIC Insured	No Opt. Call	Aa3	4,600,042
8,500	Chicago, Illinois, Senior Lien Water Revenue Bonds, Series 2001, 5.750%, 11/01/30 – AMBAC Insured	No Opt. Call	Aa3	10,091,710
200	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	178,340
1,000	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.500%, 5/15/32 (Pre-refunded 5/15/12)	5/12 at 100.00	Aaa	1,074,180
1,500	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.500%, 2/01/17 – FGIC Insured	2/12 at 100.00	A+	1,595,355
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25	1/16 at 100.00	B–	617,959
1,750	5.250%, 1/01/30	1/16 at 100.00	B–	1,246,525
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
10,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	A	5,397,692
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	A	5,160,148
44,320	Total Illinois			30,522,376
	Indiana – 3.3% (2.1% of Total Investments)
2,275	Anderson School Building Corporation, Madison County, Indiana, First Mortgage Bonds, Series 2003, 5.500%, 7/15/23 (Pre-refunded 1/15/14) – AGM Insured	1/14 at 100.00	AA+ (4)	2,602,350
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	3,567,343
1,250	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	A	1,273,525
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac, Refunding Series 2009., 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,819,935
1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/28 (5), (7)	2/15 at 100.00	CCC	382,500
12,405	Total Indiana			9,645,653
	Iowa – 1.1% (0.7% of Total Investments)
4,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	3,127,920
	Kentucky – 0.8% (0.5% of Total Investments)
1,700	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	No Opt. Call	Baa2	1,814,818
510	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	N/R	501,417
2,210	Total Kentucky			2,316,235

58 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana – 6.4% (4.1% of Total Investments)
$1,310	Louisiana Housing Finance Agency, GNMA Collateralized Mortgage Revenue Bonds, St. Dominic Assisted Care Facility, Series 1995, 6.850%, 9/01/25	3/11 at 100.00	AA+	$1,312,397
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,485,255
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
825	4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+	840,799
8,880	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	8,886,394
5	Louisiana State, Gasoline Tax Revenue Bonds, Series 2006, Residuals 660-1, 16.301%, 5/01/34 – FGIC Insured (IF)	5/16 at 100.00	Aa1	5,014
3,950	Morehouse Parish, Louisiana, Pollution Control Revenue Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB	4,181,549
2,090	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	2,110,001
18,560	Total Louisiana			18,821,409
	Maine – 0.6% (0.4% of Total Investments)
1,770	Maine State Housing Authority, Single Family Mortgage Purchase Bonds, Series 2004A-2, 5.000%, 11/15/21 (Alternative Minimum Tax)	5/13 at 100.00	AA+	1,826,782
	Maryland – 1.2% (0.8% of Total Investments)
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,075,100
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	A	1,479,090
3,500	Total Maryland			3,554,190
	Massachusetts – 4.2% (2.6% of Total Investments)
7,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A	7,836,150
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.625%, 10/01/24	10/14 at 100.00	BBB	1,023,040
3,000	Massachusetts, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1 (4)	3,397,590
11,500	Total Massachusetts			12,256,780
	Michigan – 4.0% (2.5% of Total Investments)
2,925	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/17 – SYNCORA GTY Insured	4/13 at 100.00	BB	2,812,358
4,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	A1	4,307,348
1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	AA	1,031,170
170	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	Baa3	150,970
3,025	Wayne County, Michigan, Airport Revenue Refunding Bonds, Detroit Metropolitan Airport, Series 2002C, 5.375%, 12/01/19 – FGIC Insured	12/12 at 100.00	A	3,236,266
11,720	Total Michigan			11,538,112
	Minnesota – 4.9% (3.1% of Total Investments)
4,350	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A2	4,465,667
1,000	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, Benedictine Health System – St. Mary’s Duluth Clinic, Series 2004, 5.250%, 2/15/21 (Pre-refunded 2/15/14)	2/14 at 100.00	N/R (4)	1,143,440
2,290	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 6.000%, 12/01/20	12/13 at 100.00	A3	2,400,699

Nuveen Investments 59

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$530	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2004-5Y, 5.250%, 10/01/19	10/14 at 100.00	A2	$573,842
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,087,860
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AAA	1,210,740
3,000	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.250%, 12/01/20	12/13 at 100.00	AA+	3,298,170
13,170	Total Minnesota			14,180,418
	Mississippi – 0.8% (0.5% of Total Investments)
2,325	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA	2,413,559
	Missouri – 1.0% (0.7% of Total Investments)
100	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	100,491
2,880	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	2,925,619
2,980	Total Missouri			3,026,110
	Nebraska – 1.2% (0.7% of Total Investments)
1,580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/16	No Opt. Call	Aa3	1,727,430
755	Grand Island, Nebraska, Electric System Revenue Bonds, Series 1977, 6.100%, 9/01/12 (ETM)	3/11 at 100.00	A1 (4)	804,294
515	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.418%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	832,297
2,850	Total Nebraska			3,364,021
	Nevada – 1.5% (0.9% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	4,306,640
	New Hampshire – 2.2% (1.4% of Total Investments)
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 13.773%, 6/01/39 (IF)	6/19 at 100.00	AA+	1,446,796
5,000	New Hampshire Housing Finance Authority, FHLMC Multifamily Housing Remarketed Revenue Bonds, Countryside LP, Series 1994, 6.100%, 7/01/24 (Alternative Minimum Tax)	1/11 at 101.00	Aaa	5,056,100
6,110	Total New Hampshire			6,502,896
	New Jersey – 5.8% (3.6% of Total Investments)
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.250%, 9/01/24	9/15 at 100.00	AA–	1,097,480
3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2003C, 5.500%, 6/15/24 (Pre-refunded 6/15/13)	6/13 at 100.00	AAA	3,380,070
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	AA–	5,893,750
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	AA–	2,214,500
1,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	1,627,110
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	2,693,075
43,000	Total New Jersey			16,905,985
	New York – 16.4% (10.4% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
660	6.000%, 7/15/30	1/20 at 100.00	BBB–	708,187
1,600	0.000%, 7/15/44	No Opt. Call	BBB–	200,944
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,628,160

60 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$2,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A	$2,112,132
7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured (UB)	6/16 at 100.00	AA+	8,151,675
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 – FGIC Insured	11/12 at 100.00	A	5,337,850
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 – AMBAC Insured	12/14 at 100.00	AAA	2,222,280
4,265	New York City, New York, General Obligation Bonds, Fiscal Series 2003D, 5.250%, 10/15/22 (UB)	10/13 at 100.00	AA	4,672,393
1,050	New York City, New York, General Obligation Bonds, Fiscal Series 2004B, 5.250%, 8/01/15	8/14 at 100.00	AA	1,193,483
4,000	New York City, New York, General Obligation Bonds, Series 2004C-1, 5.250%, 8/15/20 (UB)	8/14 at 100.00	AA	4,491,640
910	New York Convention Center Development Corporation, Hotel Fee Revenue Bonds, Trust 2364, 16.664%, 11/15/44 – AMBAC Insured (IF)	11/15 at 100.00	AA+	1,058,694
3,250	New York State Municipal Bond Bank Agency, Special School Purpose Revenue Bonds, Series 2003C, 5.250%, 6/01/22	6/13 at 100.00	A+	3,488,875
	New York State Thruway Authority, General Revenue Bonds, Series 2005G:
6,460	5.000%, 1/01/25 – AGM Insured (UB)	7/15 at 100.00	AA+	6,924,409
2,580	5.000%, 1/01/26 – AGM Insured (UB)	7/15 at 100.00	AA+	2,757,401
1,850	New York State Urban Development Corporation, Service Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/24 – AGM Insured (UB)	3/15 at 100.00	AAA	2,012,486
1,000	New York State Urban Development Corporation, Subordinate Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22	7/14 at 100.00	A	1,063,830
45,825	Total New York			48,024,439
	North Carolina – 4.3% (2.7% of Total Investments)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured	No Opt. Call	A	12,503,891
	Ohio – 2.7% (1.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
100	5.125%, 6/01/24	6/17 at 100.00	BBB	87,382
1,050	5.875%, 6/01/30	6/17 at 100.00	BBB	884,709
1,055	5.750%, 6/01/34	6/17 at 100.00	BBB	841,341
2,355	5.875%, 6/01/47	6/17 at 100.00	BBB	1,802,187
4,000	Ohio, Solid Waste Revenue Bonds, Republic Services Inc., Series 2004, 4.250%, 4/01/33 (Mandatory put 4/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	4,088,480
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	244,210
8,810	Total Ohio			7,948,309
	Oklahoma – 1.1% (0.7% of Total Investments)
450	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BB+	400,329
2,725	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA	2,776,666
44	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2008, Trust 3500, 8.333%, 6/15/30 (IF)	12/16 at 100.00	AA	45,518
3,219	Total Oklahoma			3,222,513
	Oregon – 1.1% (0.7% of Total Investments)
	Oregon, General Obligation Bonds, State Board of Higher Education, Series 2004A:
1,795	5.000%, 8/01/21	8/14 at 100.00	Aa1	2,003,328
1,240	5.000%, 8/01/23	8/14 at 100.00	Aa1	1,323,861
3,035	Total Oregon			3,327,189

Nuveen Investments 61

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania – 2.0% (1.2% of Total Investments)
$2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	A1	$2,079,800
4,500	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	3,684,420
6,500	Total Pennsylvania			5,764,220
	Puerto Rico – 0.9% (0.6% of Total Investments)
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	2,558,700
	Rhode Island – 1.7% (1.1% of Total Investments)
4,935	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	BBB	5,088,330
	South Carolina – 7.9% (5.0% of Total Investments)
2,500	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/24	12/13 at 100.00	A1	2,604,625
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23	12/14 at 100.00	AA–	4,775,108
3,340	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2003, 5.250%, 12/01/19 (UB)	12/13 at 100.00	AA	3,661,408
3,620	Greenville, South Carolina, Hospital Facilities Revenue Refunding Bonds, Series 2003A, 5.250%, 5/01/21 – AMBAC Insured	5/13 at 100.00	AA–	3,745,180
310	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	341,505
1,190	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A–	1,206,791
	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C:
4,895	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	5,605,656
605	6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+ (4)	696,234
455	Tobacco Settlement Revenue Management Authority, South Carolina, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/11)	5/11 at 101.00	BBB (4)	468,682
21,320	Total South Carolina			23,105,189
	South Dakota – 0.6% (0.4% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	AA–	1,806,368
	Tennessee – 1.3% (0.8% of Total Investments)
2,060	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	A (4)	2,075,594
1,600	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	1,607,600
50	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	20,817
3,710	Total Tennessee			3,704,011
	Texas – 6.8% (4.3% of Total Investments)
1,075	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CCC	366,446
3,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2004A, 5.250%, 5/15/25 – NPFG Insured	5/14 at 100.00	AA	3,231,390

62 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
$400	5.250%, 8/15/21	No Opt. Call	BBB–	$404,756
600	5.125%, 8/15/26	No Opt. Call	BBB–	576,036
2,265	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/25 – AMBAC Insured	5/13 at 100.00	A	2,424,026
290	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2001, 5.375%, 2/15/26	2/11 at 100.00	AAA	293,315
1,710	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2001, 5.375%, 2/15/26 (Pre-refunded 2/15/11)	2/11 at 100.00	AAA	1,735,907
950	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/38	1/18 at 100.00	A3	1,002,972
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28	11/15 at 100.00	CCC	343,650
3,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA–	3,015,870
125	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.255%, 2/15/30 (IF)	2/17 at 100.00	AA–	127,644
	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
3,525	5.250%, 2/15/18 – AMBAC Insured	8/13 at 100.00	AA	3,890,648
2,250	5.250%, 2/15/19 – AMBAC Insured	8/13 at 100.00	AA	2,480,333
20,190	Total Texas			19,892,993
	Utah – 0.1% (0.1% of Total Investments)
315	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	317,980
25	Utah Housing Finance Agency, Single Family Mortgage Bonds, Series 1996C, 6.450%, 7/01/14 (Alternative Minimum Tax)	1/11 at 100.00	Aaa	25,062
340	Total Utah			343,042
	Washington – 5.6% (3.5% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/17 – NPFG Insured	7/12 at 100.00	Aaa	2,157,640
7,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)	7/13 at 100.00	Aaa	7,804,790
3,160	King County Public Hospital District 2, Washington, Limited Tax General Obligation Bonds, Evergreen Hospital Medical Center, Series 2001A, 5.250%, 12/01/24 – AMBAC Insured	6/11 at 101.00	AA–	3,217,544
1,000	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2003, 6.000%, 12/01/23	No Opt. Call	Baa2	1,041,010
2,200	Washington, General Obligation Refunding Bonds, Series 1992A and 1992AT-6, 6.250%, 2/01/11	No Opt. Call	AA+	2,233,330
15,360	Total Washington			16,454,314
	West Virginia – 1.6% (1.0% of Total Investments)
2,000	West Virginia Water Development Authority, Infrastructure Revenue Bonds, Series 2003A, 5.500%, 10/01/23 (Pre-refunded 10/01/13) – AMBAC Insured	10/13 at 101.00	AAA	2,298,360
2,150	West Virginia Water Development Authority, Loan Program II Revenue Bonds, Series 2003B, 5.250%, 11/01/23 – AMBAC Insured	11/13 at 101.00	A	2,270,594
4,150	Total West Virginia			4,568,954
	Wisconsin – 5.8% (3.7% of Total Investments)
5,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/30	7/11 at 100.00	A–	5,690,525
160	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	139,417

Nuveen Investments 63

Nuveen Premier Municipal Income Fund, Inc. (continued)
NPF	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+	$1,023,529
205	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/11 at 101.00	AA–	208,972
2,145	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30 (Pre-refunded 10/01/11)	10/11 at 101.00	AA- (4)	2,265,848
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1999, 6.250%, 2/15/18 – RAAI Insured	2/11 at 100.00	BBB+	5,023,099
2,500	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 – FGIC Insured (UB)	5/16 at 100.00	AA	2,671,400
16,680	Total Wisconsin			17,022,790
	Wyoming – 0.5% (0.3% of Total Investments)
1,350	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	1,365,389
$498,219	Total Investments (cost $438,084,761) – 158.6%			463,852,162
	Floating Rate Obligations – (20.6)%			(60,373,400)
	Other Assets Less Liabilities – 5.4%			15,798,696
	Auction Rate Preferred Shares, at Liquidation Value – (43.4)% (8)			(126,850,000)
	Net Assets Applicable to Common Shares – 100%			$292,427,458

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(8)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.3%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

64 Nuveen Investments

Nuveen Municipal High Income Opportunity Fund
NMZ	Portfolio of Investments
October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	National – 1.7% (1.3% of Total Investments)
$5,000	Charter Mac Equity Issuer Trust, Preferred Shares, Series 2004A-4, 6.000%, 12/31/45 (Mandatory put 4/30/19) (Alternative Minimum Tax)	4/19 at 100.00	Aaa	$5,427,800
	Alabama – 1.6% (1.2% of Total Investments)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	977,490
1,975	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	1,459,071
2,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	1,849,680
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/14	No Opt. Call	BBB	975,450
5,975	Total Alabama			5,261,691
	Alaska – 0.1% (0.1% of Total Investments)
450	Alaska Municipal Bond Bank Authority, Revenue Bonds, Series 2009, 5.625%, 9/01/29	9/18 at 100.00	Aa3	488,669
	Arizona – 6.8% (5.2% of Total Investments)
404	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	412,464
2,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.000%, 11/01/46 (Mandatory put 11/01/15)	11/10 at 100.00	N/R	1,956,760
6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/11 at 103.00	CC	5,545,142
	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
150	6.375%, 11/01/13	11/11 at 103.00	N/R	153,174
790	7.250%, 11/01/23	11/11 at 103.00	N/R	793,610
1,715	7.500%, 11/01/33	11/11 at 103.00	N/R	1,723,181
550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	552,833
355	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Pointe Educational Services Charter School, Series 2004, 6.250%, 7/01/14 (ETM)	No Opt. Call	N/R	425,230
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.100%, 6/01/45	6/19 at 100.00	BBB–	500,630
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	10/12 at 100.00	BBB–	1,125,045
1,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	N/R	965,120
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,000	5.500%, 12/01/29	No Opt. Call	A	1,038,450
5,000	5.000%, 12/01/37	No Opt. Call	A	4,723,650
1,000	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.700%, 4/01/22	4/14 at 100.00	N/R	1,011,940
1,000	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 5.850%, 9/01/24	9/14 at 100.00	BBB–	1,004,330
23,334	Total Arizona			21,931,559
	California – 11.0% (8.4% of Total Investments)
1,000	Antelope Valley Healthcare District, California, Revenue Bonds, Series 2002A, 5.250%, 9/01/17	9/12 at 102.00	Baa3	995,280
1,810	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	6/15 at 100.00	BBB	1,451,548
685	California Health Facilities Financing Authority, Hospital Revenue Bonds, Downey Community Hospital, Series 1993, 5.750%, 5/15/15 (5)	11/10 at 100.00	N/R	455,210

Nuveen Investments 65

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$3,000	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3103, 14.391%, 8/15/38 (IF)	8/18 at 100.00	Aa3	$3,069,810
500	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007, 5.250%, 2/01/27	2/17 at 100.00	Baa2	502,605
4,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (6)	No Opt. Call	CCC+	920,840
2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	3,018,308
1,825	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 16.880%, 11/15/38 (IF)	5/18 at 100.00	Aa3	1,852,083
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
745	17.041%, 11/15/38 (IF)	5/18 at 100.00	Aa3	756,026
1,000	18.112%, 11/15/48 (IF)	5/18 at 100.00	Aa3	1,027,880
1,005	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	989,443
1,000	Goden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.213%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	954,360
500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BBB	399,925
1,015	Independent Cities Lease Finance Authority, California, Subordinate Lien Revenue Bonds, El Granada Mobile Home Park, Series 2004B, 6.500%, 5/15/44	5/14 at 100.00	N/R	1,008,098
1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,178,892
335	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax Allocation Bonds, Series 2009, 6.875%, 8/01/39	8/19 at 100.00	A	377,924
3,400	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,120,792
1,125	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 17.500%, 5/15/40 (IF)	5/20 at 100.00	AA	1,301,490
3,190	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	3,247,835
800	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2004, 5.550%, 9/01/29	9/14 at 100.00	N/R	800,592
1,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	1,173,430
250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 18.042%, 8/01/37 – NPFG Insured (IF), (7)	8/17 at 100.00	AA	263,300
1,250	San Diego County, California, Certificates of Participation, San Diego-Imperial Counties Developmental Services Foundation Project, Series 2002, 5.500%, 9/01/27	9/12 at 100.00	Baa1	1,254,013
	Tahoe Forest Hospital District, Placer and Nevada Counties, California, General Obligation Bonds, Tender Option Bond Trust 11863:
500	17.400%, 8/01/34 (IF)	8/18 at 100.00	Aa3	520,340
1,500	17.400%, 8/01/34 (IF)	8/18 at 100.00	Aa3	1,561,020
3,895	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,457,124
39,455	Total California			35,658,168

66 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado – 6.9% (5.3% of Total Investments)
$1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R	$1,031,991
6	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R (4)	6,950
400	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy Charter School – Douglas County School District Re. 1, Series 2000, 6.875%, 12/15/20 (Pre-refunded 12/15/10)	12/10 at 101.00	N/R (4)	406,944
650	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley East Charter School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)	9/11 at 100.00	Ba1 (4)	688,773
3,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R	2,834,545
435	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003, 7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AAA	467,851
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	2/16 at 101.00	N/R	851,490
1,200	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-1, Trust 1090, 14.988%, 10/01/41 – AGM Insured (IF)	4/18 at 100.00	AA+	1,319,160
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2008, Trust 1088:
260	13.334%, 3/01/34 (IF), (7)	9/16 at 100.00	AA	272,532
1,000	13.972%, 9/01/41 (IF), (7)	9/16 at 100.00	AA	1,048,200
3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R	3,035,900
1,250	Mesa County, Colorado, Residential Care Facilities Mortgage Revenue Bonds, Hilltop Community Resources Inc. Obligated Group, Series 2001A, 5.250%, 12/01/21 – RAAI Insured	12/11 at 101.00	N/R	1,211,150
1,000	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27	12/16 at 100.00	N/R	769,980
1,990	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R	2,064,725
1,500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,569,585
3,565	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	4,191,763
500	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2004, 6.750%, 12/01/33	12/13 at 100.00	N/R	513,790
22,416	Total Colorado			22,285,329
	Connecticut – 0.3% (0.3% of Total Investments)
1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	1,078,360
	District of Columbia – 0.1% (0.1% of Total Investments)
225	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	BBB	223,414
	Florida – 12.0% (9.1% of Total Investments)
1,440	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	751,219
7,335	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	7,368,814
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba2	747,530
100	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.900%, 5/01/34	5/14 at 101.00	N/R	100,039

Nuveen Investments 67

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$8,205	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	$8,448,278
400	Islands at Doral Northeast Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2004, 6.125%, 5/01/24	5/14 at 101.00	N/R	402,888
3,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007, 6.250%, 9/01/27	9/17 at 100.00	N/R	3,043,770
2,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/10 at 100.00	BB+	2,040,000
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 11.679%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF), (7)	10/18 at 100.00	AA+	1,069,840
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834, 17.415%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA+	1,514,850
955	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	858,373
3,625	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Lake Delray Apartments, Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)	7/12 at 100.00	N/R	3,321,334
1,920	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	1,372,032
1,000	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007, 5.750%, 7/01/45	7/17 at 100.00	N/R	835,520
500	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35 (WI/DD, Settling 11/01/10)	5/13 at 100.00	N/R	376,415
950	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	767,904
1,715	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	1,267,711
	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
625	6.000%, 5/01/23	5/13 at 101.00	N/R	586,331
4,485	6.125%, 5/01/35	5/13 at 101.00	N/R	3,905,942
41,205	Total Florida			38,778,790
	Georgia – 0.9% (0.7% of Total Investments)
500	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	1/11 at 100.00	BBB–	494,900
1,000	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	673,040
1,865	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,912,017
3,365	Total Georgia			3,079,957
	Guam – 0.5% (0.4% of Total Investments)
1,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	1,624,512
	Hawaii – 0.8% (0.6% of Total Investments)
980	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	855,187
1,655	Hawaii State Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	Baa1	1,833,955
2,635	Total Hawaii			2,689,142

68 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois – 7.5% (5.7% of Total Investments)
$1,350	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Chicago/Kingsbury Redevelopment Project, Series 2004A, 6.570%, 2/15/13	12/10 at 100.00	N/R	$1,350,648
980	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	7/11 at 100.00	N/R	980,882
1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa1	975,180
1,000	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46 (5)	10/16 at 100.00	N/R	732,990
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,171,870
3,850	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB	4,310,691
1,350	Illinois Health Facilities Authority, FHA-Insured Mortgage Revenue Refunding Bonds, Sinai Health System, Series 2003, 5.150%, 2/15/37	8/13 at 100.00	Aa2	1,371,897
7,800	Illinois Health Facilities Authority, Revenue Bonds, Lake Forest Hospital, Series 2002A, 5.750%, 7/01/29 (UB)	7/12 at 100.00	AA+	8,019,492
1,150	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	841,973
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (5), (6)	7/18 at 100.00	N/R	354,251
1,988	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,002,135
998	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	829,178
1,000	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	608,730
960	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	770,218
25,857	Total Illinois			24,320,135
	Indiana – 10.6% (8.2% of Total Investments)
6,360	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	7/12 at 103.00	N/R	5,801,592
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.404%, 4/01/30 (WI/DD, Settling 11/04/10) – AMBAC Insured (IF)	No Opt. Call	AA	1,325,200
22,770	Indiana Finance Authority, Water Facilities Refunding Revenue Bonds, Indiana-American Water Company Inc. Project, Series 2006, 4.875%, 10/01/36 – AMBAC Insured (Alternative Minimum Tax)	10/16 at 100.00	Baa1	20,853,677
1,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2009, Trust 3301, 14.234%, 11/15/30 (IF)	11/16 at 100.00	Aa1	1,342,000
2,500	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB	2,565,200
200	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)	4/11 at 100.00	Ba3	200,360
1,000	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,003,310
1,485	Whitley County, Indiana, Solid Waste and Sewerage Disposal Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%, 11/01/18 (Alternative Minimum Tax)	11/10 at 102.00	N/R	1,464,863
36,565	Total Indiana			34,556,202
	Iowa – 0.3% (0.2% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	891,470

Nuveen Investments 69

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana – 4.9% (3.7% of Total Investments)
$5,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	$5,319,600
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36 (5), (8)	9/16 at 100.00	N/R	497,070
1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	919,030
3,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	2,004,510
5,125	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	4/11 at 100.00	N/R	5,126,128
2,000	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	2,019,140
17,125	Total Louisiana			15,885,478
	Maine – 1.0% (0.7% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	2/14 at 102.00	Baa2	3,171,564
	Maryland – 1.7% (1.3% of Total Investments)
1,000	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	956,190
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,803,200
2,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/11 at 100.00	N/R	2,001,160
350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33	8/14 at 100.00	A2	359,233
435	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24 (5)	1/11 at 100.00	B3	302,760
6,285	Total Maryland			5,422,543
	Massachusetts – 0.3% (0.3% of Total Investments)
400	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	388,236
1,350	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B, 6.375%, 7/01/34	7/14 at 100.00	CCC	699,435
1,750	Total Massachusetts			1,087,671
	Michigan – 4.5% (3.5% of Total Investments)
1,180	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	4/11 at 100.00	N/R	1,108,103
835	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/11 at 100.00	N/R	836,411
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
1,390	5.500%, 5/01/21	11/10 at 100.00	B–	783,863
15	5.500%, 5/01/21 – ACA Insured	11/10 at 100.00	B–	8,763
1,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789, 18.330%, 5/01/18 (IF)	11/20 at 100.00	AA	1,081,120
	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
1,000	4.875%, 8/15/27	8/17 at 100.00	N/R	774,200
1,000	5.000%, 8/15/38	8/17 at 100.00	N/R	706,960
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,014,450
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	841,820

70 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$3,580	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1993B, 5.500%, 8/15/23	2/11 at 100.00	BB–	$3,497,803
500	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30 (Pre-refunded 5/15/15)	5/15 at 100.00	AAA	583,905
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	1,413,075
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,205,650
1,000	Summit Academy North Charter School, Michigan, Charter School Revenue Bonds, Series 2005, 5.500%, 11/01/30	11/15 at 100.00	BB+	877,790
16,000	Total Michigan			14,733,913
	Minnesota – 1.5% (1.1% of Total Investments)
1,325	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,328,856
1,335	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A, 6.625%, 12/01/23	6/14 at 102.00	N/R	1,362,741
1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,052,315
1,000	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	974,230
4,760	Total Minnesota			4,718,142
	Mississippi – 0.6% (0.4% of Total Investments)
899	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	696,946
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,103,710
1,899	Total Mississippi			1,800,656
	Missouri – 2.7% (2.1% of Total Investments)
2,000	Branson Regional Airport Transportation Development District, Missouri, Project Revenue Bonds, Series 2007B, 6.000%, 7/01/37 (Alternative Minimum Tax)	7/17 at 100.00	N/R	1,094,920
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,045,110
5,935	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+	5,659,853
1,300	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A, 7.250%, 12/15/35 (Alternative Minimum Tax) (9)	12/10 at 102.00	Ca	389,883
795	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	12/10 at 100.00	N/R	622,501
11,030	Total Missouri			8,812,267
	Montana – 2.3% (1.8% of Total Investments)
5,200	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/11 at 100.50	B	4,875,416
2,670	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	2,645,489
7,870	Total Montana			7,520,905
	Nebraska – 3.2% (2.5% of Total Investments)
6,485	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Series 2006A, 19.418%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	10,480,473

Nuveen Investments 71

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada – 0.4% (0.3% of Total Investments)
$1,415	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	$1,386,459
4,500	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000, 7.375%, 1/01/40 (8)	1/12 at 100.00	N/R	10,350
5,915	Total Nevada			1,396,809
	New Jersey – 1.8% (1.4% of Total Investments)
1,500	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/29	6/14 at 100.00	BBB	1,483,005
1,660	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	3/11 at 100.50	B	1,635,648
500	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	503,315
600	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	697,968
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA+	1,075,170
500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BBB	360,475
5,760	Total New Jersey			5,755,581
	New York – 2.4% (1.8% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	No Opt. Call	BBB–	1,089,930
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,000	5.750%, 10/01/37	10/17 at 100.00	N/R	677,120
3,000	5.875%, 10/01/46	10/17 at 102.00	N/R	2,027,280
1,700	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)	2/11 at 100.00	CCC+	1,608,948
1,375	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	BBB	1,477,341
1,000	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.250%, 12/01/16	No Opt. Call	BB	944,570
9,075	Total New York			7,825,189
	North Carolina – 2.5% (1.9% of Total Investments)
1,260	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 13.116%, 7/15/32 (IF)	1/18 at 100.00	AA–	1,360,964
5,500	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	5,103,890
960	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248, 26.574%, 10/01/21 (IF)	10/16 at 100.00	AA+	1,772,794
7,720	Total North Carolina			8,237,648
	Ohio – 4.2% (3.2% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
315	5.125%, 6/01/24	6/17 at 100.00	BBB	275,253
375	5.750%, 6/01/34	6/17 at 100.00	BBB	299,055
10,855	5.875%, 6/01/47	6/17 at 100.00	BBB	8,306,897
2,990	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/14 at 102.00	BBB–	2,441,694
1,000	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	Ba3	956,280

72 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$4,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	$1,203,160
19,535	Total Ohio			13,482,339
	Oklahoma – 1.1% (0.8% of Total Investments)
955	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	868,477
2,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	2,589,600
3,455	Total Oklahoma			3,458,077
	Pennsylvania – 2.6% (2.0% of Total Investments)
800	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.875%, 5/01/30	11/19 at 100.00	BB	871,784
375	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	Ca	365,554
965	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	838,421
2,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.750%, 10/15/37	10/15 at 102.00	N/R	1,890,240
400	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	400,416
4,000	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Amtrak 30th Street Station Parking Garage, Series 2002, 5.800%, 6/01/23 – ACA Insured (Alternative Minimum Tax)	6/12 at 102.00	BBB+	4,110,360
8,540	Total Pennsylvania			8,476,775
	Puerto Rico – 1.4% (1.1% of Total Investments)
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32 (7)	8/26 at 100.00	A+	2,558,700
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	2,134,280
5,000	Total Puerto Rico			4,692,980
	Rhode Island – 1.8% (1.4% of Total Investments)
1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,070,680
4,835	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB	4,840,415
5,835	Total Rhode Island			5,911,095
	South Carolina – 1.2% (0.9% of Total Investments)
4,000	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (5), (6)	11/17 at 100.00	N/R	2,537,440
1,185	Richland County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)	4/13 at 101.00	BBB	1,216,865
5,185	Total South Carolina			3,754,305
	Tennessee – 3.3% (2.5% of Total Investments)
1,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32	3/13 at 100.00	N/R	962,490
2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/26	9/16 at 100.00	BBB+	2,012,840
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
250	5.500%, 11/01/37 (5), (8)	11/17 at 100.00	N/R	104,083
63	5.500%, 11/01/46 (5), (8)	11/17 at 100.00	N/R	26,021

Nuveen Investments 73

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$1,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/23	No Opt. Call	BB+	$1,038,510
5,601	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	5,679,862
965	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	856,322
10,879	Total Tennessee			10,680,128
	Texas – 10.9% (8.3% of Total Investments)
1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	769,320
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	1,940,080
1,845	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	1/11 at 100.00	N/R	1,845,074
10	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	9,505
700	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	266,637
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2010A, 6.000%, 12/01/30	12/20 at 100.00	BBB–	1,030,450
2,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	No Opt. Call	BBB–	2,365,540
1,750	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2007, 5.500%, 11/01/30 (Alternative Minimum Tax)	11/12 at 100.00	CCC+	1,390,305
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
1,840	7.000%, 9/01/25	9/14 at 100.00	N/R	1,858,805
6,600	7.125%, 9/01/34	9/14 at 100.00	N/R	6,677,880
585	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba2	597,221
1,000	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	900,580
2,020	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 1998B, 5.700%, 7/15/29 (Alternative Minimum Tax)	7/11 at 100.00	B3	1,877,206
	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
600	7.375%, 7/01/22 (Alternative Minimum Tax)	7/11 at 101.00	B3	609,858
975	6.750%, 7/01/29 (Alternative Minimum Tax)	7/11 at 101.00	B3	980,977
1,000	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/11 at 100.00	N/R	828,350
1,035	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,146,438
	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004:
2,000	5.875%, 12/01/24	12/13 at 100.00	Baa2	2,013,600
1,000	6.000%, 12/01/34	12/13 at 100.00	Baa2	1,002,440
1,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CCC	350,950
2,000	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.255%, 2/15/30 (IF)	2/17 at 100.00	AA–	2,042,300
810	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	881,985
2,500	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	2,727,125

74 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Cosmos Foundation Inc., Series 2007A, 5.375%, 2/15/37	2/15 at 100.00	BBB	$989,500
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CCC	115,811
36,610	Total Texas			35,217,937
	Virgin Islands – 2.3% (1.8% of Total Investments)
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	473,588
5,000	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	5,071,950
2,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	2,025,780
7,420	Total Virgin Islands			7,571,318
	Virginia – 1.4% (1.0% of Total Investments)
1,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	11/10 at 100.00	B+	1,000,260
1,940	Isle of Wight County Industrial Development Authority, Virginia, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007A, 4.700%, 3/01/31 (Alternative Minimum Tax)	3/17 at 100.00	BBB	1,744,700
9,400	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appreciation Series 2009B-2, 0.000%, 10/01/38	No Opt. Call	BBB+	1,681,284
12,340	Total Virginia			4,426,244
	Washington – 2.9% (2.2% of Total Investments)
	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,780	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,416,809
2,660	5.250%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	1,843,061
4,745	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	3,669,830
1,000	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax) (5), (6)	12/17 at 100.00	N/R	713,220
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	1,699,760
12,185	Total Washington			9,342,680
	West Virginia – 0.6% (0.5% of Total Investments)
500	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	483,905
500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	473,105
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.500%, 9/01/28	9/14 at 100.00	A2	1,025,970
2,000	Total West Virginia			1,982,980
	Wisconsin – 6.1% (4.7% of Total Investments)
550	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (4)	699,699
1,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	971,690
2,300	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29 – ACA Insured	2/11 at 100.00	A3	2,300,965
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 1997, 5.750%, 2/15/27 – NPFG Insured	2/11 at 100.00	A	2,500,799
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.250%, 4/01/34	4/14 at 100.00	N/R	1,002,219

Nuveen Investments 75

Nuveen Municipal High Income Opportunity Fund (continued)
NMZ	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1	$1,045,169
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
6,995	5.250%, 8/15/26	8/16 at 100.00	BBB+	6,995,838
4,500	5.250%, 8/15/34	8/16 at 100.00	BBB+	4,254,389
19,845	Total Wisconsin			19,770,768
$463,585	Total Investments (cost $419,784,596) – 130.7%			423,911,663
	Floating Rate Obligations – (3.2)%			(10,300,000)
	Other Assets Less Liabilities – 1.8%			5,838,289
	Auction Rate Preferred Shares, at Liquidation Value – (29.3)% (10)			(95,000,000)
	Net Assets Applicable to Common Shares – 100%			$324,449,952

Investments in Derivatives

Forward Swaps outstanding at October 31, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (11)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$2,500,000	Receive	3-Month USD-LIBOR	4.720%	Semi-Annually	5/25/11	5/25/40	$(440,266)
JPMorgan	4,000,000	Receive	3-Month USD-LIBOR	4.783	Semi-Annually	5/05/11	5/05/40	(759,126)
								$(1,199,392)

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
Subsequent to the reporting period, the Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(8)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(9)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records. Subsequent to the reporting period, the Fund’s Adviser instructed the Fund’s custodian to “write-off” any remaining recorded balances on the Fund’s records.

(10)	Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 22.4%.
(11)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

76 Nuveen Investments

Nuveen Municipal High Income Opportunity Fund 2
NMD	Portfolio of Investments
October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Alabama – 1.6% (1.4% of Total Investments)
$2,290	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.250%, 11/15/20	11/15 at 100.00	Baa2	$2,319,266
1,000	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	986,270
3,290	Total Alabama			3,305,536
	Arizona – 4.8% (4.2% of Total Investments)
1,000	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32	7/17 at 100.00	N/R	968,620
65	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006, 6.000%, 6/01/16	No Opt. Call	N/R	64,752
500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	542,650
825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–	823,812
2,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	N/R	2,485,184
4,325	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37 (4)	No Opt. Call	A	4,085,957
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	946,930
10,290	Total Arizona			9,917,905
	Arkansas – 0.1% (0.0% of Total Investments)
125	Little River County, Arkansas, Revenue Refunding Bonds, Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26 (Alternative Minimum Tax)	4/11 at 100.00	Ba3	121,381
	California – 14.3% (12.4% of Total Investments)
1,470	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.306%, 4/01/16 (IF)	4/18 at 100.00	AA	1,764,911
2,000	California Educational Facilities Authority, Revenue Bonds, Dominican University, Series 2006, 5.000%, 12/01/36	12/16 at 100.00	Baa3	1,854,400
1,020	California Housing Finance Agency, California, Home Mortgage Revenue Bonds, Series 2008B, 5.000%, 2/01/28 (Alternative Minimum Tax)	8/17 at 100.00	A	972,284
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,000,880
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	Baa1	1,079,560
795	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	844,179
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB–	529,568
1,825	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/35	7/15 at 100.00	BBB	1,694,002
2,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	2,081,020
1,125	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.902%, 11/15/48 (IF)	11/16 at 100.00	Aa3	1,159,155
1,300	California, General Obligation Bonds, Tender Option Bond Trust 3162, 19.445%, 3/01/18 – AGM Insured (IF)	3/20 at 100.00	AA+	1,617,252

Nuveen Investments 77

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Refunding, Series 2007A:
$2,000	5.000%, 12/15/37	12/17 at 100.00	A–	$1,800,100
1,975	6.500%, 12/15/47	12/17 at 100.00	N/R	1,794,327
1,370	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	963,124
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	863,610
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
2,500	5.125%, 6/01/47	6/17 at 100.00	BBB	1,801,775
2,000	5.750%, 6/01/47	6/17 at 100.00	BBB	1,599,700
1,000	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	BB	794,970
1,000	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,003,730
700	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 17.500%, 5/15/40 (IF)	5/20 at 100.00	AA	809,816
500	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	509,065
2,500	San Bernardino Community College District, California, General Obligation Bonds, Tender Option Bond Trust 11780-1, 17.276%, 2/01/27 – AGM Insured (IF)	8/16 at 100.00	AA+	2,943,600
30,600	Total California			29,481,028
	Colorado – 8.5% (7.4% of Total Investments)
1,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	1,416,480
1,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BB+	1,354,485
1,975	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	1,939,766
1,480	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/41	9/16 at 100.00	AA	1,497,834
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702, 18.420%, 1/01/18 (IF), (4)	1/20 at 100.00	AA	959,250
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	1,003,310
5,045	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007, 6.750%, 4/01/27 (Alternative Minimum Tax) (5)	4/17 at 100.00	N/R	3,238,486
1,000	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.400%, 12/01/27	12/17 at 100.00	N/R	767,660
1,070	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,102,389
5	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	4,371
500	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	444,045
1,000	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25	6/14 at 101.00	N/R	1,046,390
1,700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	1,998,877
815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	833,492
19,340	Total Colorado			17,606,835

78 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Connecticut – 0.5% (0.5% of Total Investments)
$1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	$1,078,360
	Florida – 11.9% (10.3% of Total Investments)
615	Amelia Walk Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.500%, 5/01/37	5/16 at 100.00	N/R	369,947
985	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	755,071
1,000	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,029,320
990	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A+	1,025,967
2,000	Escambia County, Florida, Environmental Improvement Revenue Bonds, International Paper Company Projects, Series 2006B, 5.000%, 8/01/26 (Alternative Minimum Tax)	8/11 at 100.00	BBB	1,919,780
1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/10 at 100.00	BB+	1,020,000
2,365	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,125,709
1,000	Orange County Housing Finance Authority, Florida, Multifamily Housing Bonds, Buena Vista Place II, Series 1999-I, 6.900%, 7/01/39 (Alternative Minimum Tax)	7/11 at 100.00	N/R	966,970
1,160	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	828,936
995	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	908,594
3,255	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030, 15.204%, 2/01/31 (IF)	8/17 at 100.00	AA	3,437,671
500	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35 (WI/DD, Settling 11/01/10)	5/13 at 100.00	N/R	376,415
1,345	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	1,368,699
2,890	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,336,045
5,915	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.250%, 5/01/39	No Opt. Call	N/R	4,069,579
	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
500	6.000%, 5/01/23	5/13 at 101.00	N/R	469,065
1,750	6.125%, 5/01/35	5/13 at 101.00	N/R	1,524,058
28,265	Total Florida			24,531,826
	Georgia – 2.2% (1.9% of Total Investments)
1,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	1,048,940
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	1,450,188
1,170	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	1,278,061
855	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	1/11 at 100.00	BBB–	846,279
4,275	Total Georgia			4,623,468

Nuveen Investments 79

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois – 11.8% (10.3% of Total Investments)
$220	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	$229,088
1,100	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	1,036,112
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	N/R	991,400
5,620	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	No Opt. Call	BBB	5,269,818
780	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	825,856
1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,226,553
1,500	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.500%, 4/01/37	4/17 at 100.00	Baa2	1,503,135
2,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,230,840
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	527,330
500	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/22	1/13 at 100.00	Baa1	503,005
2,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B–	1,337,020
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
285	5.250%, 1/01/25	1/16 at 100.00	B–	207,198
200	5.250%, 1/01/36	1/16 at 100.00	B–	138,482
1,400	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.200%, 6/15/50	No Opt. Call	AAA	1,409,394
	Southwestern Illinois Development Authority, Illinois, Saint Clair County Comprehensive Mental Health Center, Series 2007:
1,295	6.200%, 6/01/17	No Opt. Call	N/R	1,277,751
3,020	6.625%, 6/01/37	6/17 at 103.00	N/R	2,881,473
1,000	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	1,020,510
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	784,080
25,070	Total Illinois			24,399,045
	Indiana – 3.7% (3.2% of Total Investments)
3,100	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.125%, 8/01/29	8/16 at 100.00	Baa3	2,906,157
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 17.864%, 4/15/17 (IF)	No Opt. Call	Aa3	1,746,750
1,000	Indianapolis, Indiana, Multifamily Housing Revenue Bonds, GMF-Berkley Commons Apartments, Series 2010A, 6.000%, 7/01/40	7/20 at 100.00	A+	1,043,510
	Vigo County, Indiana, Hospital Authority, Union Hospital, Revenue Bonds, Series 2007:
250	5.700%, 9/01/37	9/17 at 100.00	N/R	235,595
1,800	5.800%, 9/01/47	9/17 at 100.00	N/R	1,691,010
7,400	Total Indiana			7,623,022
	Kentucky – 0.5% (0.4% of Total Investments)
	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
500	6.000%, 6/01/30	6/20 at 100.00	Baa2	526,405
500	6.500%, 3/01/45	No Opt. Call	Baa2	533,770
1,000	Total Kentucky			1,060,175

80 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana – 3.6% (3.1% of Total Investments)
$3,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BB+	$3,723,720
4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37	12/17 at 100.00	N/R	2,672,680
1,000	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	BBB	1,009,570
8,500	Total Louisiana			7,405,970
	Maryland – 0.3% (0.3% of Total Investments)
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	696,250
	Massachusetts – 0.0% (0.0% of Total Investments)
90	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3	48,576
	Michigan – 1.4% (1.2% of Total Investments)
1,750	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,648,273
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	858,610
20	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A, 5.250%, 8/15/23	2/11 at 100.00	Ba3	19,547
325	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Detroit Medical Center Obligated Group, Series 1997A, 5.250%, 8/15/27 – AMBAC Insured	2/11 at 100.00	BB–	310,989
3,095	Total Michigan			2,837,419
	Minnesota – 1.4% (1.2% of Total Investments)
3,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BB+	2,894,550
	Mississippi – 1.0% (0.9% of Total Investments)
1,000	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30	2/21 at 102.00	N/R	1,025,330
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/11 at 100.00	BBB	1,005,000
2,000	Total Mississippi			2,030,330
	Missouri – 2.7% (2.4% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,045,110
1,000	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A	1,045,210
40	Saint Louis Industrial Development Authority, Missouri, Saint Louis Convention Center Headquarters Hotel Project, Series 2000A, 7.000%, 12/15/15 (Alternative Minimum Tax) (7)	12/10 at 102.00	Ca	12,157
1,000	Saint Louis Land Clearance for Redevelopment Authority, Tax-Exempt Recovery Zone Facilities Improvement, Missouri, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	1,013,050
1,000	Saint Louis, Missouri, Orpheum Theater Community Improvement District, Saint Louis, Missouri, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	No Opt. Call	N/R	1,020,470
1,894	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/11 at 100.00	N/R	1,512,624
5,934	Total Missouri			5,648,621
	Montana – 0.3% (0.3% of Total Investments)
690	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	683,666

Nuveen Investments 81

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada – 2.0% (1.7% of Total Investments)
$2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust Series 2010-11836, 17.375%, 6/01/16 (IF)	6/18 at 100.00	AA+	$2,889,700
1,200	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 5.375%, 1/01/40 – AMBAC Insured (6)	1/11 at 100.00	N/R	252,156
980	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A, 6.500%, 6/15/20	6/18 at 100.00	Ba3	981,656
4,680	Total Nevada			4,123,512
	New Jersey – 3.1% (2.7% of Total Investments)
	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999:
2,000	6.250%, 9/15/19 (Alternative Minimum Tax)	9/11 at 100.00	B	1,993,100
55	6.400%, 9/15/23 (Alternative Minimum Tax)	3/11 at 100.50	B	55,018
25	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 11/15/30 (Alternative Minimum Tax)	11/10 at 101.00	B	25,166
3,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	3,239,264
1,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–	1,091,600
6,280	Total New Jersey			6,404,148
	New Mexico – 0.7% (0.6% of Total Investments)
495	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	453,757
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida Llena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	N/R	966,669
1,460	Total New Mexico			1,420,426
	New York – 1.8% (1.6% of Total Investments)
1,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.625%, 8/01/25 (Mandatory put 8/01/16) (Alternative Minimum Tax)	8/16 at 100.00	B–	1,057,610
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37	10/17 at 100.00	N/R	338,560
2,000	5.875%, 10/01/46	10/17 at 102.00	N/R	1,351,520
1,030	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/16 at 101.00	N/R	948,743
4,530	Total New York			3,696,433
	North Carolina – 2.4% (2.1% of Total Investments)
1,970	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,577,852
1,260	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Series 2008, Trust 1149, 13.116%, 7/15/32 (IF)	1/18 at 100.00	AA–	1,360,964
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,000	6.000%, 6/01/31	6/18 at 100.00	BBB	1,040,050
1,000	6.125%, 6/01/35	6/18 at 100.00	BBB	1,035,780
5,230	Total North Carolina			5,014,646

82 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio – 3.1% (2.7% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$500	5.750%, 6/01/34	6/17 at 100.00	BBB	$398,740
4,845	5.875%, 6/01/47	6/17 at 100.00	BBB	3,707,685
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551, 19.645%, 1/01/17 (IF)	1/19 at 100.00	Aa2	1,648,700
2,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (5)	7/17 at 102.00	N/R	601,580
8,595	Total Ohio			6,356,705
	Oklahoma – 0.4% (0.3% of Total Investments)
165	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A	165,076
45	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/10 at 100.00	B–	43,642
500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	Caa2	517,920
710	Total Oklahoma			726,638
	Oregon – 0.2% (0.1% of Total Investments)
190	Oregon, Economic Development Revenue Bonds, Georgia Pacific Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative Minimum Tax)	2/11 at 100.00	BBB–	189,991
125	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	12/10 at 100.00	Ba3	124,443
315	Total Oregon			314,434
	Pennsylvania – 2.1% (1.8% of Total Investments)
500	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	No Opt. Call	BB	552,140
1,010	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,011,050
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.040%, 8/01/38 (IF)	8/20 at 100.00	AA	227,174
1,000	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/10 at 101.00	B+	973,680
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 4657, 15.732%, 10/01/29 (IF), (4)	4/19 at 100.00	AA+	1,059,840
395	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	407,395
4,090	Total Pennsylvania			4,231,279
	Puerto Rico – 0.0% (0.0% of Total Investments)
20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/10 at 100.00	CCC+	17,756
	Rhode Island – 0.3% (0.2% of Total Investments)
500	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/12 at 100.00	BBB	500,560
	South Carolina – 1.1% (1.0% of Total Investments)
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17	No Opt. Call	N/R	2,301,774

Nuveen Investments 83

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Tennessee – 2.8% (2.5% of Total Investments)
$1,000	Maury County Industrial Development Board, Tennessee, Multi-Modal Interchangeable Rate Pollution Control Revenue Refunding Bonds, Saturn Corporation, Series 1994, 6.500%, 9/01/24	3/11 at 100.00	N/R	$995,920
2,000	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Refunding Series 2006A, 5.440%, 9/01/32	3/13 at 100.00	N/R	1,924,980
	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
188	5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	78,062
125	5.500%, 11/01/46 (5), (6)	11/17 at 100.00	N/R	52,042
2,761	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	2,799,875
6,074	Total Tennessee			5,850,879
	Texas – 9.9% (8.6% of Total Investments)
	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007:
1,710	5.250%, 12/01/29 (Alternative Minimum Tax)	12/12 at 100.00	CCC+	1,315,537
1,000	5.750%, 12/01/29 (Alternative Minimum Tax)	12/10 at 100.00	CCC+	816,840
940	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	893,423
2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–	2,487,954
10	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)	11/10 at 100.50	CCC+	8,725
3,000	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	3,013,440
985	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	975,298
1,330	La Vernia Higher Education Financing Corporation, Texas, Education Revenue Bonds, Amigos Por Vida Friends For Life Public Charter School, Series 2008, 6.375%, 2/15/37	2/16 at 100.00	N/R	1,241,834
335	North Texas Thruway Authority, Second Tier System Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/38	1/18 at 100.00	A3	353,680
110	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2001B, 5.750%, 5/01/30 (Mandatory put 11/01/11) (Alternative Minimum Tax)	No Opt. Call	CCC	104,550
385	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001A, 5.500%, 5/01/22 (Mandatory put 11/01/11)	No Opt. Call	CCC	366,370
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22	8/13 at 101.00	CCC	701,900
2,875	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.261%, 2/15/36 (IF)	2/17 at 100.00	AA–	2,935,835
250	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	281,330
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,097,070
250	7.000%, 6/30/40	6/20 at 100.00	Baa3	272,713
985	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	1,002,356
2,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 5.000%, 8/15/42 – AMBAC Insured	8/12 at 100.00	BBB+	1,955,920
550	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	No Opt. Call	N/R	588,363
21,815	Total Texas			20,413,138

84 Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah – 3.5% (3.0% of Total Investments)
	Utah State Charter School Finance Authority, Noah Webster Academy Revenue Bonds, Series 2008A:
$500	6.250%, 6/15/28	6/17 at 100.00	N/R	$466,130
1,430	6.500%, 6/15/38	6/17 at 100.00	N/R	1,323,351
5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	5,371,623
7,480	Total Utah			7,161,104
	Virgin Islands – 0.5% (0.4% of Total Investments)
1,000	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	1,014,390
	Virginia – 1.2% (1.1% of Total Investments)
50	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	12/10 at 100.00	Ba3	49,502
2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BBB	1,411,660
1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,053,250
3,050	Total Virginia			2,514,412
	Washington – 5.9% (5.2% of Total Investments)
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.025%, 6/01/34 (IF)	6/19 at 100.00	AA	3,153,507
3,500	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38	No Opt. Call	N/R	3,097,920
7,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	No Opt. Call	N/R	5,949,160
15	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	15,268
12,930	Total Washington			12,215,855
	West Virginia – 0.2% (0.2% of Total Investments)
400	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	387,124
	Wisconsin – 2.1% (1.9% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	29,016
1,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	971,690
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.270%, 4/01/17 (IF), (4)	No Opt. Call	AA–	1,219,719
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Healthcare Inc., Tender Option Bond Trust 09-3114, 15.533%, 2/15/26 – NPFG Insured (IF)	2/12 at 101.00	A+	1,003,959
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, Trust 2187, 14.271% 8/15/34 (IF)	8/16 at 100.00	BBB+	1,172,520
4,530	Total Wisconsin			4,396,904

Nuveen Investments 85

Nuveen Municipal High Income Opportunity Fund 2 (continued)
NMD	Portfolio of Investments October 31, 2010

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wyoming – 1.0% (0.9% of Total Investments)
$2,000	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	BBB+	$2,022,799
$254,130	Total Investments (cost $235,076,912) – 114.9%			237,078,879
	Borrowings – (17.0)% (8)			(35,000,000)
	Other Assets Less Liabilities – 2.1%			4,260,028
	Net Assets Applicable to Common Shares – 100%			$206,338,907

Investments in Derivatives

Forward Swaps outstanding at October 31, 2010:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate(Annualized)	Fixed Rate Payment Frequency	Effective Date (9)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	$3,500,000	Receive	3-Month USD-LIBOR	4.720%	Semi-Annually	5/25/11	5/25/40	$(616,373)
JPMorgan	5,000,000	Receive	3-Month USD-LIBOR	4.783	Semi-Annually	5/05/11	5/05/40	(948,907)
								$(1,565,280)

Futures Contracts at October 31, 2010:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at October 31, 2010	Unrealized Appreciation (Depreciation)
U.S. Treasury 30-Year Bond	Short	(40)	12/10	$(5,237,500)	$137,711

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)
For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records. Subsequent to the reporting period, the Fund’s Adviser instructed the Fund’s custodian to “write-off” any remaining recorded balances on the Fund’s records.

(8)	Borrowings as a percentage of Total Investments is 14.8%.
(9)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(IF)	Inverse floating rate investment.
USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.
86 Nuveen Investments

Statement of
Assets & Liabilities
October 31, 2010

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)
Assets
Investments, at value (cost $768,802,552, $744,683,591 and $1,183,156,260, respectively)	$803,556,979		$763,597,692		$1,228,730,296
Cash	4,990,387		4,391,042		—
Deposits with brokers for open futures contracts	—		—		—
Receivables:
Interest	12,989,266		11,089,508		18,115,721
Investments sold	29,976,493		105,000		18,944,252
Shares sold	—		—		—
Deferred offering costs	—		—		—
Other assets	179,453		189,952		269,001
Total assets	851,692,578		779,373,194		1,266,059,270
Liabilities
Borrowings	—		—		—
Cash overdraft	—		—		7,829,422
Floating rate obligations	93,297,000		18,540,000		61,410,000
Unrealized depreciation on forward swaps	—		—		—
Payables:
Investments purchased	1,976,510		—		—
Auction Rate Preferred share dividends	12,845		15,538		22,135
Common share dividends	2,509,369		2,629,993		3,882,038
Variation margin on futures contracts	—		—		—
Accrued expenses:
Interest on borrowings	—		—		—
Management fees	436,514		407,074		643,059
Shelf offering costs	—		—		—
Other	178,250		268,831		412,799
Total liabilities	98,410,488		21,861,436		74,199,453
Auction Rate Preferred shares, at liquidation value	210,700,000		251,275,000		386,875,000
Net assets applicable to Common shares	$542,582,090		$506,236,758		$804,984,817
Common shares outstanding	35,857,259		34,169,430		54,283,159
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.13		$14.82		$14.83

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$358,573		$341,694		$542,832
Paid-in surplus	499,970,653		476,110,715		756,147,926
Undistributed (Over-distribution of) net investment income	9,425,036		9,045,662		14,269,686
Accumulated net realized gain (loss)	(1,926,599)		1,824,586		(11,549,663)
Net unrealized appreciation (depreciation)	34,754,427		18,914,101		45,574,036
Net assets applicable to Common shares	$542,582,090		$506,236,758		$804,984,817
Authorized shares:
Common	200,000,000		200,000,000		200,000,000
Auction Rate Preferred	1,000,000		1,000,000		1,000,000

See accompanying notes to financial statements.

Nuveen Investments 87

Statement of
Assets & Liabilities (continued)
October 31, 2010

	Premier Income (NPF	)	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD )
Assets
Investments, at value (cost $438,084,761, $419,784,596 and $235,076,912, respectively)	$463,852,162		$423,911,663		$237,078,879
Cash	4,353,769		1,591,980		1,289,543
Deposits with brokers for open futures contracts	—		—		100,000
Receivables:
Interest	6,793,382		9,922,635		6,213,670
Investments sold	6,202,904		202,254		460,163
Shares sold	—		165,082		134,238
Deferred offering costs	—		77,690		20,600
Other assets	134,777		93,307		58,514
Total assets	481,336,994		435,964,611		245,355,607
Liabilities
Borrowings	—		—		35,000,000
Cash overdraft	—		—		—
Floating rate obligations	60,373,400		10,300,000		—
Unrealized depreciation on forward swaps	—		1,199,392		1,565,280
Payables:
Investments purchased	—		2,474,493		785,814
Auction Rate Preferred share dividends	6,549		10,996		—
Common share dividends	1,283,118		2,166,242		1,250,917
Variation margin on futures contracts	—		—		28,750
Accrued expenses:
Interest on borrowings	—		—		39,197
Management fees	240,795		198,913		196,041
Shelf offering costs	—		24,929		100,973
Other	155,674		139,694		49,728
Total liabilities	62,059,536		16,514,659		39,016,700
Auction Rate Preferred shares, at liquidation value	126,850,000		95,000,000		—
Net assets applicable to Common shares	$292,427,458		$324,449,952		$206,338,907
Common shares outstanding	19,888,518		26,745,411		17,307,177
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$14.70		$12.13		$11.92

Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$198,885		$267,454		$173,072
Paid-in surplus	276,697,009		370,855,653		243,050,076
Undistributed (Over-distribution of) net investment income	4,581,018		1,552,905		(95,349)
Accumulated net realized gain (loss)	(14,816,855)		(51,153,735)		(37,363,290)
Net unrealized appreciation (depreciation)	25,767,401		2,927,675		574,398
Net assets applicable to Common shares	$292,427,458		$324,449,952		$206,338,907
Authorized shares:
Common	200,000,000		Unlimited		Unlimited
Auction Rate Preferred	1,000,000		Unlimited		Unlimited

See accompanying notes to financial statements.

88 Nuveen Investments

Statement of
Operations
Year Ended October 31, 2010

	Investment Quality (NQM )	Select Quality (NQS )	Quality Income (NQU )
Investment Income	$43,880,786	$43,973,379	$65,772,127
Expenses
Management fees	5,065,357	4,731,688	7,520,396
Auction Rate Preferred shares – auction fees	316,050	376,914	580,314
Auction Rate Preferred shares – dividend disbursing agent fees	50,000	50,000	60,000
Shareholders’ servicing agent fees and expenses	44,625	39,689	65,749
Interest expense and amortization of offering costs	620,632	151,080	489,723
Custodian’s fees and expenses	132,002	130,319	199,234
Directors’/Trustees’ fees and expenses	23,646	21,209	33,598
Professional fees	142,923	80,829	124,751
Shareholders’ reports – printing and mailing expenses	118,212	113,785	181,797
Stock exchange listing fees	12,140	11,613	18,376
Other expenses	15,377	20,005	18,444
Total expenses before custodian fee credit and expense reimbursement	6,540,964	5,727,131	9,292,382
Custodian fee credit	(11,190)	(11,251)	(12,937)
Expense reimbursement	—	—	—
Net expenses	6,529,774	5,715,880	9,279,445
Net investment income	37,351,012	38,257,499	56,492,682
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	947,158	2,821,341	6,430,768
Forward swaps	—	—	—
Futures contracts	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	26,362,174	17,430,280	17,854,653
Forward swaps	—	—	—
Futures contracts	—	—	—
Net realized and unrealized gain (loss)	27,309,332	20,251,621	24,285,421
Distributions to Auction Rate Preferred Shareholders
From net investment income	(848,746)	(996,049)	(1,577,043)
From accumulated net realized gains	—	(36,384)	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(848,746)	(1,032,433)	(1,577,043)
Net increase (decrease) in net assets applicable to Common shares from operations	$63,811,598	$57,476,687	$79,201,060

See accompanying notes to financial statements.

Nuveen Investments 89

Statement of
Operations (continued)
Year Ended October 31, 2010

	Premier Income (NPF )	High Income Opportunity (NMZ )	High Income Opportunity 2 (NMD )
Investment Income	$23,087,757	$30,138,045	$18,060,394
Expenses
Management fees	2,797,273	2,890,121	2,157,036
Auction Rate Preferred shares – auction fees	190,275	142,500	—
Auction Rate Preferred shares – dividend disbursing agent fees	30,000	30,000	—
Shareholders’ servicing agent fees and expenses	24,632	2,490	518
Interest expense and amortization of offering costs	337,494	45,589	477,477
Custodian’s fees and expenses	76,711	81,371	50,779
Directors’/Trustees’ fees and expenses	12,273	12,778	6,043
Professional fees	94,884	378,933	104,785
Shareholders’ reports – printing and mailing expenses	88,280	82,143	36,359
Stock exchange listing fees	9,111	3,381	9,185
Other expenses	22,057	47,652	15,648
Total expenses before custodian fee credit and expense reimbursement	3,682,990	3,716,958	2,857,830
Custodian fee credit	(6,290)	(1,298)	(2,683)
Expense reimbursement	—	(665,011)	—
Net expenses	3,676,700	3,050,649	2,855,147
Net investment income	19,411,057	27,087,396	15,205,247
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	335,044	1,319,922	(279,287)
Forward swaps	—	(1,298,571)	1,632,857
Futures contracts	—	—	(1,405,412)
Change in net unrealized appreciation (depreciation) of:
Investments	14,395,425	25,270,695	20,548,303
Forward swaps	—	(1,494,192)	(2,890,080)
Futures contracts	—	—	219,495
Net realized and unrealized gain (loss)	14,730,469	23,797,854	17,825,876
Distributions to Auction Rate Preferred Shareholders
From net investment income	(509,782)	(387,616)	—
From accumulated net realized gains	—	—	—
Decrease in net assets applicable to Common shares from distributions to Auction Rate Preferred shareholders	(509,782)	(387,616)	—
Net increase (decrease) in net assets applicable to Common shares from operations	$33,631,744	$50,497,634	$33,031,123

See accompanying notes to financial statements.

90 Nuveen Investments

Statement of
Changes in Net Assets

	Investment Quality (NQM)		Select Quality (NQS)
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09
Operations
Net investment income	$37,351,012	$36,434,226	$38,257,499	$37,989,135
Net realized gain (loss) from:
Investments	947,158	(3,071,534)	2,821,341	838,871
Forward swaps	—	—	—	—
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	26,362,174	71,805,746	17,430,280	64,648,767
Forward swaps	—	—	—	—
Futures contracts	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(848,746)	(1,535,175)	(996,049)	(2,102,870)
From accumulated net realized gains	—	(401,006)	(36,384)	—
Net increase (decrease) in net assets applicable to Common shares from operations	63,811,598	103,232,257	57,476,687	101,373,903
Distributions to Common Shareholders
From net investment income	(32,692,194)	(27,621,403)	(33,998,327)	(28,847,903)
From accumulated net realized gains	—	(1,071,041)	(517,408)	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(32,692,194)	(28,692,444)	(34,515,735)	(28,847,903)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	552,466	—	2,042,496	165,835
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	552,466	—	2,042,496	165,835
Net increase (decrease) in net assets applicable to Common shares	31,671,870	74,539,813	25,003,448	72,691,835
Net assets applicable to Common shares at the beginning of year	510,910,220	436,370,407	481,233,310	408,541,475
Net assets applicable to Common shares at the end of year	$542,582,090	$510,910,220	$506,236,758	$481,233,310
Undistributed (Over-distribution of) net investment income at the end of year	$9,425,036	$5,658,233	$9,045,662	$5,785,986

See accompanying notes to financial statements.

Nuveen Investments 91

Statement of
Changes in Net Assets (continued)

	Quality Income (NQU)		Premier Income (NPF)
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09
Operations
Net investment income	$56,492,682	$56,708,363	$19,411,057	$19,195,590
Net realized gain (loss) from:
Investments	6,430,768	(8,583,481)	335,044	(7,068,813)
Forward swaps	—	—	—	(4,125,000)
Futures contracts	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	17,854,653	85,907,477	14,395,425	47,005,036
Forward swaps	—	—	—	3,882,335
Futures contracts	—	—	—	—
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(1,577,043)	(3,267,537)	(509,782)	(1,007,804)
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	79,201,060	130,764,822	33,631,744	57,881,344
Distributions to Common Shareholders
From net investment income	(50,138,547)	(43,375,504)	(16,875,409)	(14,562,011)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(50,138,547)	(43,375,504)	(16,875,409)	(14,562,011)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	—	—	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	940,368	—	—	—
Repurchased and retired	—	—	—	(165,375)
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	940,368	—	—	(165,375)
Net increase (decrease) in net assets applicable to Common shares	30,002,881	87,389,318	16,756,335	43,153,958
Net assets applicable to Common shares at the beginning of year	774,981,936	687,592,618	275,671,123	232,517,165
Net assets applicable to Common shares at the end of year	$804,984,817	$774,981,936	$292,427,458	$275,671,123
Undistributed (Over-distribution of) net investment income at the end of year	$14,269,686	$9,681,121	$4,581,018	$2,573,495

See accompanying notes to financial statements.

92 Nuveen Investments

	High Income Opportunity (NMZ)		High Income Opportunity 2 (NMD)
	Year Ended 10/31/10	Year Ended 10/31/09	Year Ended 10/31/10	Year Ended 10/31/09
Operations
Net investment income	$27,087,396	$25,924,511	$15,205,247	$14,629,108
Net realized gain (loss) from:
Investments	1,319,922	(32,716,070)	(279,287)	(30,433,348)
Forward swaps	(1,298,571)	—	1,632,857	—
Futures contracts	—	(4,745,444)	(1,405,412)	(1,952,740)
Change in net unrealized appreciation (depreciation) of:
Investments	25,270,695	77,003,728	20,548,303	60,267,241
Forward swaps	(1,494,192)	294,800	(2,890,080)	1,324,800
Futures contracts	—	(1,213,249)	219,495	(551,429)
Distributions to Auction Rate Preferred Shareholders:
From net investment income	(387,616)	(992,448)	—	—
From accumulated net realized gains	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	50,497,634	63,555,828	33,031,123	43,283,632
Distributions to Common Shareholders
From net investment income	(26,241,516)	(25,434,721)	(16,075,462)	(15,314,000)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(26,241,516)	(25,434,721)	(16,075,462)	(15,314,000)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of offering costs	10,694,912	20,102,553	13,463,181	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	535,553	616,836	1,567,367	1,638,496
Repurchased and retired	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	11,230,465	20,719,389	15,030,548	1,638,496
Net increase (decrease) in net assets applicable to Common shares	35,486,583	58,840,496	31,986,209	29,608,128
Net assets applicable to Common shares at the beginning of year	288,963,369	230,122,873	174,352,698	144,744,570
Net assets applicable to Common shares at the end of year	$324,449,952	$288,963,369	$206,338,907	$174,352,698
Undistributed (Over-distribution of) net investment income at the end of year	$1,552,905	$1,114,843	$(95,349)	$816,777

See accompanying notes to financial statements.

Nuveen Investments 93

Statement of
Cash Flows
Year Ended October 31, 2010

	Investment Quality (NQM)	Premier Income (NPF)	High Income Opportunity 2 (NMD)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$63,811,598	$33,631,744	$33,031,123
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(116,030,794)	(17,589,628)	(55,593,405)
Proceeds from sales and maturities of investments	138,592,450	24,732,710	40,887,770
Proceeds from (Purchases of) short-term investments, net	—	1,300,000	—
Proceeds from (Payments for) terminated forward swaps	—	—	1,632,857
Proceeds from (Payments for) closed/expired futures contracts	—	—	(1,405,412)
Amortization (Accretion) of premiums and discounts, net	(634,314)	(2,194,209)	(265,617)
(Increase) Decrease in receivable for interest	(202,789)	215,976	(599,257)
(Increase) Decrease in receivable for investments sold	(26,441,273)	(5,723,350)	(450,163)
(Increase) Decrease in receivable for shares sold	—	—	(134,238)
(Increase) Decrease in other assets	(16,098)	(12,544)	(34,046)
Increase (Decrease) in payable for investments purchased	(2,171,568)	—	785,814
Increase (Decrease) in payable for Auction Rate Preferred share dividends	2,817	1,689	—
Increase (Decrease) in payable for variation margin on futures contracts	—	—	(99,031)
Increase (Decrease) in accrued interest on borrowings	—	—	37,696
Increase (Decrease) in accrued management fees	5,506	2,714	24,889
Increase (Decrease) in accrued other liabilities	(379,041)	1,142	(13,826)
Net realized (gain) loss from investments	(947,158)	(335,044)	279,287
Net realized (gain) loss from forward swaps	—	—	(1,632,857)
Net realized (gain) loss from futures contracts	—	—	1,405,412
Change in net unrealized (appreciation) depreciation of investments	(26,362,174)	(14,395,425)	(20,548,303)
Change in net unrealized (appreciation) depreciation of forward swaps	—	—	2,890,080
Taxes paid on undistributed capital gains	(1,104)	—	(355)
Net cash provided by (used in) operating activities	29,226,058	19,635,775	198,418
Cash Flows from Financing Activities:
Increase (Decrease) in floating rate obligations	(80,000)	—	—
(Increase) Decrease in deposits with brokers for open futures contracts	—	—	178,400
(Increase) Decrease in deferred offering costs	—	—	(20,600)
Proceeds from shelf offering, net of offering costs	—	—	13,463,181
Increase (Decrease) in accrued shelf offering costs	—	—	100,973
Cash distributions paid to Common shareholders	(31,833,788)	(16,749,636)	(14,405,684)
Net cash provided by (used in) financing activities	(31,913,788)	(16,749,636)	(683,730)
Net Increase (Decrease) in Cash	(2,687,730)	2,886,139	(485,312)
Cash at the beginning of year	7,678,117	1,467,630	1,774,855
Cash at the End of Year	$4,990,387	$4,353,769	$1,289,543

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $552,466 and $1,567,367 for Investment Quality (NQM) and High Income Opportunity 2 (NMD), respectively.

	Investment		Premier		High Income
	Quality		Income		Opportunity 2
	(NQM	)	(NPF	)	(NMD	)
Cash paid for interest (excluding amortization of offering costs, where applicable)	$620,632		$337,494		$420,466

See accompanying notes to financial statements.

94 Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies
The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Investment Quality Municipal Fund, Inc. (NQM), Nuveen Select Quality Municipal Fund, Inc. (NQS), Nuveen Quality Income Municipal Fund, Inc. (NQU), Nuveen Premier Municipal Income Fund, Inc. (NPF), Nuveen Municipal High Income Opportunity Fund (NMZ) and Nuveen Municipal High Income Opportunity Fund 2 (NMD) (collectively, the “Funds”). Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU), Premier Income (NPF) and High Income Opportunity 2 (NMD) are traded on the New York Stock Exchange (“NYSE”) while Common shares of High Income Opportunity (NMZ) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end registered investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information provided by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and ask prices. These securities are generally classified as Level 1.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1 or Level 2, which is usually the case for municipal bonds.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are

Nuveen Investments 95

Notes to
Financial Statements (continued)

subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2010, Investment Quality (NQM), High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) had outstanding when-issued/delayed delivery purchase commitments of $1,976,510, $1,721,707 and $377,285, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). Although authorized, High Income Opportunity 2 (NMD) has not issued ARPS, since its commencement of operations on November 17, 2007. The following Funds have issued and outstanding ARPS, $25,000 stated value per share, which approximates market value, as a means of effecting financial leverage. Each Fund’s ARPS are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2010, the number of ARPS outstanding, by Series and in total, for each Fund is as follows:

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)
Number of shares:
Series M	1,750		1,801		2,567		769		1,826
Series T	1,750		1,801		2,569		2,153		987
Series W	1,749		2,522		2,568		—		987
Series W2	—		—		1,780		—		—
Series TH	1,429		1,405		3,423		2,152		—
Series F	1,750		2,522		2,568		—		—
Total	8,428		10,051		15,475		5,074		3,800

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the ARPS issued by the Funds than there were offers to buy. This meant that these auctions “failed to clear,” and that many ARPS shareholders who wanted to sell their shares in these auctions were unable to do so. ARPS shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as

96 Nuveen Investments

calculated in accordance with the pre-established terms of the ARPS. As of October 31, 2010, the aggregate amount of outstanding ARPS redeemed by each Fund is as follows:

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)
ARPS redeemed, at liquidation value	$90,300,000		$27,725,000		$65,125,000		$38,150,000		$60,000,000

During the fiscal year ended October 31, 2010, lawsuits pursuing claims made in a demand letter alleging that Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity’s (NMZ) Board of Directors/Trustees breached their fiduciary duties related to the redemption at par of their ARPS had been filed on behalf of shareholders of Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity (NMZ), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested director/trustee and current and former officers of Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity (NMZ). Nuveen and the other named defendants believe these lawsuits to be without merit, and all named parties intend to defend themselves vigorously. Investment Quality (NQM), Premier Income (NPF) and High Income Opportunity (NMZ) believe that these lawsuits will not have a material effect on them or on the Adviser’s ability to serve as investment adviser to them.

Common Shares Shelf Offering
During the fiscal year ended October 31, 2009, High Income Opportunity (NMZ) filed a registration statement with the Securities and Exchange Commission (“SEC”) to issue the remaining 1,900,000 Common shares through its ongoing shelf offering which became effective with the SEC on September 24, 2007, authorizing the Fund to issue up to 2,400,000 Common shares. During the fiscal year ended October 31, 2009, the Fund issued 1,900,000 Common shares, receiving offering proceeds, net of offering costs of $20,102,553. During the fiscal year ended October 31, 2010, the Fund filed another registration statement with the SEC to register an additional 2,600,000 Common shares and issued 852,801 Common shares, receiving offering proceeds, net of offering costs of $10,694,912. Under this new equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per Common share.

On October 30, 2009, a registration statement filed by High Income Opportunity 2 (NMD) with the SEC became effective authorizing the Fund to issue 1,600,000 Common shares through a shelf offering. During the fiscal year ended October 31, 2010, the Fund filed another registration statement with the SEC to register additional Common shares, for a total of 1.9 million Common shares and issued 1,142,865 Common shares, receiving offering proceeds, net of offering costs of $13,463,181. Under this equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per Common share.

Shelf Offering Costs
Costs incurred by High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) in connection with the shelf offerings of their Common shares are recorded as a deferred charge which are amortized over the period such additional Common shares are sold not to exceed the one-year life of the shelf offering period.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust

Nuveen Investments 97

Notes to
Financial Statements (continued)

as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended October 31, 2010, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2010, each Fund’s maximum exposure to externally-deposited Recourse Trusts, is as follows:

	Investment Quality (NQM	)	Select Quality (NQS	)	Quality Income (NQU	)	Premier Income (NPF	)	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD	)
Maximum exposure to Recourse Trusts	$4,330,000		$18,750,000		$7,500,000		$4,955,000		$41,495,000		$52,680,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2010, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Average floating rate obligations outstanding	$93,297,000		$18,540,000		$65,449,534		$60,373,400		$10,300,000
Average annual interest rate and fees	0.67%		0.81%		0.75%		0.56%		0.44%

Forward Swap Contracts
Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of a Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

The following Funds invested in forward interest rate swap transactions during the fiscal year ended October 31, 2010. The average notional amount of forward interest rate swap contracts outstanding during the fiscal year ended October 31, 2010, was as follows:

	High Income		High Income
	Opportunity		Opportunity 2
	(NMZ	)	(NMD	)
Average notional amount of forward interest rate swap contracts outstanding*	$16,100,000		$8,700,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward interest rate swap contract activity.

98 Nuveen Investments

Futures Contracts
Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

The following Fund invested in futures contracts during the fiscal year ended October 31, 2010. The average number of futures contracts outstanding during the fiscal year ended October 31, 2010, was as follows:

	High Income
	Opportunity 2
	(NMD	)
Average number of futures contracts outstanding*	73

*	The average number of contracts outstanding is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on futures contract activity.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be

Nuveen Investments 99

Notes to
Financial Statements (continued)

made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
In determining the fair value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2010:

Investment Quality (NQM)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$801,908,975	$1,648,004	$803,556,979

Select Quality (NQS)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$763,597,692	$—	$763,597,692

Quality Income (NQU)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$1,228,730,296	$—	$1,228,730,296

Premier Income (NPF)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$463,448,845	$403,317	$463,852,162

High Income Opportunity (NMZ)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$416,985,458	$6,926,205	$423,911,663
Derivatives:
Forward Swaps*	—	(1,199,392)	—	(1,199,392)
Total	$—	$415,786,066	$6,926,205	$422,712,271

High Income Opportunity 2 (NMD)	Level 1	Level 2	Level 3	Total

Investments:
Municipal Bonds	$—	$233,108,709	$3,970,170	$237,078,879
Derivatives:
Forward Swaps*	—	(1,565,280)	—	(1,565,280)
Futures Contracts*	137,711	—	—	137,711
Total	$137,711	$231,543,429	$3,970,170	$235,651,310

* Represents net unrealized appreciation (depreciation).

100 Nuveen Investments

The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

	Investment Quality (NQM) Level 3 Municipal Bonds	Premier Income (NPF) Level 3 Municipal Bonds	High Income Opportunity (NMZ) Level 3 Municipal Bonds	High Income Opportunity 2 (NMD) Level 3 Municipal Bonds
Balance at the beginning of year	$—	$—	$—	$—
Gains (losses):
Net realized gains (losses)	—	—	—	—
Net change in unrealized appreciation (depreciation)	—	—	—	—
Net purchases at cost (sales at proceeds)	—	—	—	—
Net discounts (premiums)	—	—	—	—
Net transfers in to (out of) at end of year fair value	1,648,004	403,317	6,926,205	3,970,170
Balance at the end of year	$1,648,004	$403,317	$6,926,205	$3,970,170

“Change in net unrealized appreciation (depreciation) of investments” presented on the Statement of Operations includes net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end as follows:

					High		High
	Investment		Premier		Income		Income
	Quality		Income		Opportunity		Opportunity 2
	(NQM	)	(NPF	)	(NMZ	)	(NMD	)
Level 3 net unrealized appreciation (depreciation)	$(753,283)		$(233,874)		$(2,434,451)		$392,299

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Income Opportunity (NMZ)

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation		Unrealized depreciation
		on forward swaps*	$—	on forward swaps*	$1,199,392

High Income Opportunity 2 (NMD)

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation		Unrealized depreciation
		on forward swaps*	$—	on forward swaps*	$1,565,280
Interest Rate	Futures Contracts	Deposits with brokers for open	137,711	Deposits with brokers for open	—
		futures contracts and Receivable for		futures contracts and Payable for
		variation margin on futures contracts**		variation margin on futures contracts**
Total			$137,711		$1,565,280

*	Value represents cumulative unrealized appreciation (depreciation) of forward swap contracts as reported in the Portfolio of Investments.
**
Value represents cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments and not the deposits with brokers, if any, or the receivable or payable for variation margin on futures contracts presented on the Statement of Assets and Liabilities.

Nuveen Investments 101

Notes to
Financial Statements (continued)

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

	High Income		High Income
	Opportunity		Opportunity 2
Net Realized Gain (Loss) from Forward Swaps	(NMZ	)	(NMD	)

Risk Exposure
Interest Rate	$(1,298,571)		$1,632,857

Net Realized Gain (Loss) from Futures Contracts			High Income Opportunity 2 (NMD	)

Risk Exposure
Interest Rate			$(1,405,412)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	High Income Opportunity (NMZ	)	High Income Opportunity 2 (NMD	)

Risk Exposure
Interest Rate	$(1,494,192)		$(2,890,080)

Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts			High Income Opportunity 2 (NMD	)

Risk Exposure
Interest Rate			$219,495

4. Fund Shares

Common Shares
Transactions in Common shares were as follows:

	Investment Quality (NQM)		Select Quality (NQS)		Quality Income (NQU)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09
Common shares:
Issued to shareholders due to reinvestment of distributions	36,492	—	141,399	12,611	63,785	—
Repurchased and retired	—	—	—	—	—	—

Weighted average Common share:
Price per share repurchased and retired	—	—	—	—	—	—
Discount per share repurchased and retired	—	—	—	—	—	—

	Premier Income (NPF)		High Income Opportunity (NMZ)		High Income Opportunity 2 (NMD)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/10	10/31/09	10/31/10	10/31/09	10/31/10	10/31/09

Common shares:
Sold through shelf offering*	—	—	852,801	1,900,000	1,142,865	—
Issued to shareholders due to reinvestment of distributions	—	—	44,223	62,054	136,122	174,451
Repurchased and retired	—	(15,700)	—	—	—	—
	—	(15,700)	897,024	1,962,054	1,297,987	174,451

Weighted average Common share:
Price per share repurchased and retired	—	$10.51	—	—	—	—
Discount per share repurchased and retired	—	17.21%	—	—	—	—
Premium per shelf offering share sold*	—	—	8.72%	11.92%	6.19%	—

*	High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) are the only Funds authorized to issue additional shares of their Common stock through a shelf offering.

102 Nuveen Investments

Auction Rate Preferred Shares
High Income Opportunity 2 (NMD) has not issued ARPS since commencement of operations on November 15, 2007. Transactions in ARPS were as follows:

	Investment Quality (NQM)				Select Quality (NQS)
	Year Ended 10/31/10		Year Ended 10/31/09		Year Ended 10/31/10		Year Ended 10/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	—	$—	156	$3,900,000	—	$—	117	$2,925,000
Series T	—	—	156	3,900,000	—	—	117	2,925,000
Series W	—	—	156	3,900,000	—	—	164	4,100,000
Series TH	—	—	126	3,150,000	—	—	91	2,275,000
Series F	—	—	156	3,900,000	—	—	163	4,075,000
Total	—	$—	750	$18,750,000	—	$—	652	$16,300,000

	Quality Income (NQU)				Premier Income (NPF)
	Year Ended		Year Ended		Year Ended		Year Ended
	10/31/10		10/31/09		10/31/10		10/31/09
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	—	$—	196	$4,900,000	—	$—	—	$—
Series T	—	—	195	4,875,000	—	—	—	—
Series W	—	—	196	4,900,000	—	—	—	—
Series W2	—	—	136	3,400,000	—	—	—	—
Series TH	—	—	261	6,525,000	—	—	—	—
Series F	—	—	196	4,900,000	—	—	—	—
Total	—	$—	1,180	$29,500,000	—	$—	—	$—
	High Income Opportunity (NMZ)
	Year Ended 10/31/10		Year Ended 10/31/09

	Shares	Amount	Shares	Amount
ARPS redeemed and/or noticed for redemption:
Series M	—	$—	864	$21,600,000
Series T	—	—	468	11,700,000
Series W	—	—	468	11,700,000
Total	—	$—	1,800	$45,000,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2010, were as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Purchases	$116,030,794		$150,850,970		$212,363,629		$17,589,628		$36,184,163		$55,593,405
Sales and maturities	138,592,450		145,875,000		222,414,835		24,732,710		26,607,049		40,887,770

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences

Nuveen Investments 103

Notes to
Financial Statements (continued)

arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:
	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD )
Cost of investments	$675,281,470		$726,543,021		$1,129,611,230		$383,885,654		$411,873,207		$238,230,041
Gross unrealized:
Appreciation	$55,016,243		$39,010,216		$72,959,815		$32,651,745		$40,469,611		$16,385,814
Depreciation	(19,936,476)		(20,496,394)		(35,247,143)		(13,053,654)		(38,731,386)		(17,536,976)
Net unrealized appreciation (depreciation) of investments	$35,079,767		$18,513,822		$37,712,672		$19,598,091		$1,738,225		$(1,151,162)

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of Common share net assets at October 31, 2010, the Funds’ tax year end, as follows:

	Investment	Select		Quality		Premier		High Income		High Income
	Quality	Quality		Income		Income		Opportunity		Opportunity 2
	(NQM )	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Paid-in-surplus	$(655,963)	$1,468		$—		$—		$—		$—
Undistributed (Over-distribution of) net investment income	(43,269)	(3,447)		(188,527)		(18,343)		(20,202)		(41,911)
Accumulated net realized gain (loss)	699,232	1,979		188,527		18,343		20,202		41,911

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2010, the Funds’ tax year end, were as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Undistributed net tax-exempt income *	$11,488,544		$11,137,570		$16,901,476		$5,656,853		$2,493,462		$799,184
Undistributed net ordinary income **	102,586		272,207		10,420		130		34,062		54,612
Undistributed net long-term capital gains	—		2,814,859		—		—		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2010, paid on November 1, 2010.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended October 31, 2010 and October 31, 2009, was designated for purposes of the dividends paid deduction as follows:

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
2010	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Distributions from net tax-exempt income ***	$33,230,782		$34,604,555		$51,239,274		$17,254,226		$26,446,536		$15,919,411
Distributions from net ordinary income **	—		—		86,633		—		113,586		59,721
Distributions from net long-term capital gains ****	—		553,792		—		—		—		—

	Investment		Select		Quality		Premier		High Income		High Income
	Quality		Quality		Income		Income		Opportunity		Opportunity 2
2009	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)

Distributions from net tax-exempt income	$28,837,685		$30,740,421		$46,239,909		$15,422,213		$25,228,758		$15,300,039
Distributions from net ordinary income **	104,651		—		—		—		1,107,374		—
Distributions from net long-term capital gains	1,470,419		—		—		—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2010, as Exempt Interest Dividends.
****
The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2010.

104 Nuveen Investments

At October 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Investment		Quality		Premier		High Income		High Income
	Quality		Income		Income		Opportunity		Opportunity 2
	(NQM	)	(NQU	)	(NPF	)	(NMZ	)	(NMD	)
Expiration:
October 31, 2011	$—		$2,119,216		$—		$—		$—
October 31, 2016	—		—		3,248,618		12,880,924		4,564,842
October 31, 2017	930,020		—		4,764,079		34,412,364		28,536,506
October 31, 2018	—		—		—		209,148		541,658
Total	$930,020		$2,119,216		$8,012,697		$47,502,436		$33,643,006

During the tax year ended October 31, 2010, the following Funds utilized capital loss carryforwards as follows:

	Investment		Quality		Premier
	Quality		Income		Income
	(NQM	)	(NQU	)	(NPF	)

Utilized capital loss carryforwards	$985,749		$5,877,825		$353,387

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

	Investment Quality (NQM	)
	Select Quality (NQS	)
	Quality Income (NQU	)
	Premier Income (NPF	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

	High Income Opportunity (NMZ	)
	High Income Opportunity Fund 2 (NMD	)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million		.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For managed assets over $2 billion	.4750

Nuveen Investments 105

Notes to
Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds.
As of October 31, 2010, the complex-level fee rate was .1809%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of High Income Opportunity’s (NMZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets for fees and expenses in the amounts, and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,

2003*	.32%	2009	.24%
2004	.32	2010	.16
2005	.32	2011	.08
2006	.32
2007	.32
2008	.32

* From the commencement of operations.

The Adviser has not agreed to reimburse High Income Opportunity (NMZ) for any portion of its fees and expenses beyond November 30, 2011.

During the fiscal year ended October 31, 2010, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, received commissions of $66,208 and $27,723, related to the sale of Common shares as a result of the High Income Opportunity (NMZ) and High Income Opportunity 2 (NMD) shelf offerings, respectively.

8. New Accounting Standards

Fair Value Measurements
On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

106 Nuveen Investments

9. Borrowing Arrangements
During January 2008, credit issues associated with sub-prime mortgages and municipal bond insurers caused High Income Opportunity 2 (NMD) to postpone its ARPS offering, and subsequent failed auctions of the ARPS issued by other closed-end funds have postponed the issuance of the Fund’s ARPS indefinitely. Management determined that leveraging the Fund with debt as a replacement for the ARPS continued to benefit the Fund’s shareholders. As a result, the Fund entered into a $50 million senior committed secured 364-day revolving line of credit with its custodian bank. During the fiscal year ended October 31, 2010, the Fund extended the maturity date of its line of credit to July 28, 2011. Amounts drawn on the line of credit are recognized as “Borrowings” on the Statement of Assets and Liabilities.

During the fiscal year ended October 31, 2010, the average daily balance outstanding on the line of credit and average annual interest rate were $35,000,000 and 1.31%, respectively. Interest on the line of credit is calculated at a rate per annum equal to the higher of the overnight Federal Funds Rate or the overnight London Inter-bank Offered Rate (LIBOR) plus 1.00%. Interest expense incurred on the line of credit is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. In addition to interest expense, the Fund accrued a commitment fee of .15% per annum on the unused portion of the line of credit which is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

10. Subsequent Events

Other Matters
During November 2010, Quality Income (NQU) received a demand letter alleging that its Board of Directors breached their fiduciary duties related to the redemption at par of its ARPS. The demand letter has been filed on behalf of shareholders of Quality Income (NQU), against the Adviser, the Nuveen holding company, the majority owner of the holding company, the lone interested director, and current and former officers of Quality Income (NQU).

Preferred Shares
During December 2010, Quality Income (NQU) issued $388.4 million of Variable Rate Demand Preferred (“VRDP”) shares. Immediately following its VRDP issuance, Quality Income (NQU) noticed for redemption at par its remaining $386.875 million ARPS using the VRDP proceeds.

Nuveen Investments 107

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders (a)	Total	Net Investment Income to Common Share– holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Investment Quality (NQM)
Year Ended 10/31:
2010	$14.26	$1.04	$.76	$(.02)	$—	$1.78	$(.91)	$—	$(.91)	$—	$15.13	$14.95
2009	12.18	1.02	1.91	(.04)	(.01)	2.88	(.77)	(.03)	(.80)	—	14.26	13.13
2008	15.03	1.01	(2.80)	(.29)	—	(2.08)	(.77)	—	(.77)	—	12.18	10.64
2007	15.71	1.02	(.60)	(.30)	—	.12	(.80)	—	(.80)	—	15.03	13.88
2006	15.49	1.05	.42	(.24)	(.03)	1.20	(.84)	(.14)	(.98)	—	15.71	15.60
Select Quality (NQS)
Year Ended 10/31:
2010	14.14	1.12	.61	(.03)	—*	1.70	(1.00)	(.02)	(1.02)	—	14.82	15.35
2009	12.01	1.12	1.92	(.06)	—	2.98	(.85)	—	(.85)	—	14.14	13.77
2008	15.05	1.08	(3.02)	(.30)	—	(2.24)	(.80)	—	(.80)	—	12.01	10.99
2007	15.62	1.07	(.52)	(.29)	—	.26	(.83)	—	(.83)	—	15.05	15.00
2006	15.46	1.07	.23	(.26)	—	1.04	(.88)	—	(.88)	—	15.62	15.47

	Auction Rate Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Investment Quality (NQM)
Year Ended 10/31:
2010	$210,700	$25,000	$89,379
2009	210,700	25,000	85,621
2008	229,450	25,000	72,545
2007	301,000	25,000	69,706
2006	301,000	25,000	71,634
Select Quality (NQS)
Year Ended 10/31:
2010	251,275	25,000	75,367
2009	251,275	25,000	72,879
2008	267,575	25,000	63,171
2007	279,000	25,000	70,849
2006	279,000	25,000	72,491

108 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)	Expenses Excluding Interest	Net Investment Income	Portfolio Turnover Rate

21.33%	12.85%	$542,582	1.24%		1.12%	7.08%	14%
31.77	24.35	510,910	1.34		1.17	7.66	8
(18.72)	(14.43)	436,370	1.46		1.20	7.07	9
(6.17)	.82	538,266	1.35		1.19	6.67	11
15.33	8.09	561,471	1.20		1.20	6.79	10

19.50	12.38	506,237	1.16		1.13	7.77	20
34.19	25.67	481,233	1.29		1.25	8.66	8
(22.19)	(15.50)	408,541	1.27		1.22	7.54	10
2.31	1.70	511,670	1.21		1.18	6.95	8
10.47	6.94	529,996	1.18		1.18	6.91	5

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 109

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Capital Gains to Auction Rate Preferred Shareholders	(a)	Total	Net Investment Income to Common Share– holders	Capital Gains to Common Share– holders	Total	Discount from Common Shares Repur- chased and Retired	Ending Common Share Net Asset Value	Ending Market Value
Quality Income (NQU)
Year Ended 10/31:
2010	$14.29	$1.04	$.45	$(.03)	$—		$1.46	$(.92)	$—	$(.92)	$—	$14.83	$14.79
2009	12.68	1.05	1.42	(.06)	—		2.41	(.80)	—	(.80)	—	14.29	13.26
2008	14.94	1.03	(2.26)	(.30)	—		(1.53)	(.73)	—	(.73)	—	12.68	11.67
2007	15.49	1.01	(.51)	(.30)	—		.20	(.75)	—	(.75)	—	14.94	13.64
2006	15.26	1.01	.30	(.26)	—		1.05	(.82)	—	(.82)	—	15.49	14.73
Premier Income (NPF)
Year Ended 10/31:
2010	13.86	.98	.74	(.03)	—		1.69	(.85)	—	(.85)	—	14.70	14.36
2009	11.68	.96	2.00	(.05)	—		2.91	(.73)	—	(.73)	—*	13.86	12.40
2008	14.79	.94	(3.09)	(.28)	—		(2.43)	(.68)	—	(.68)	—*	11.68	10.07
2007	15.39	.95	(.59)	(.29)	—		.07	(.67)	—	(.67)	—*	14.79	13.30
2006	14.90	.94	.51	(.26)	—		1.19	(.70)	—	(.70)	—	15.39	13.65

	Auction Rate Preferred Shares at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Quality Income (NQU)
Year Ended 10/31:
2010	$386,875	$25,000	$77,018
2009	386,875	25,000	75,080
2008	416,375	25,000	66,284
2007	452,000	25,000	69,806
2006	452,000	25,000	71,446
Premier Income (NPF)
Year Ended 10/31:
2010	126,850	25,000	82,633
2009	126,850	25,000	79,330
2008	126,850	25,000	70,825
2007	165,000	25,000	69,603
2006	165,000	25,000	71,839

110 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c) (d)
	Based	Ending
	on	Net
Based	Common	Assets
on	Share Net	Applicable	Expenses		Expenses	Net	Portfolio
Market	Asset	to Common	Including		Excluding	Investment	Turnover
Value (b)	Value (b)	Shares (000)	Interest	(e)	Interest	Income	Rate

18.94%	10.56%	$804,985	1.18%		1.12%	7.16%	17%
21.10	19.58	774,982	1.28		1.20	7.80	8
(9.55)	(10.67)	687,593	1.38		1.19	7.15	9
(2.54)	1.31	810,086	1.38		1.17	6.65	5
8.55	7.07	839,751	1.18		1.18	6.62	11

23.21	12.65	292,427	1.29		1.17	6.80	4
31.11	25.53	275,671	1.43		1.21	7.47	7
(19.97)	(17.03)	232,517	1.78		1.23	6.74	7
2.28	.48	294,378	1.84		1.20	6.30	10
5.93	8.20	309,140	1.24		1.24	6.27	35

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments 111

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Discount from Common Shares Repur- chased and Retired	Premium from Common Shares Sold through Shelf Offering	Offering Costs and Auction Rate Preferred Share Under- writing Discounts		Ending Common Share Net Asset Value	Ending Market Value
High Income Opportunity (NMZ)
Year Ended 10/31:
2010	$11.18	$1.04	$.89	$(.01)	$—		$1.92	$(1.01)	$—	$(1.01)	$—	$.04	$	—**	$12.13	$12.95
2009	9.63	1.06	1.48	(.04)	—		2.50	(1.04)	—	(1.04)	—	.09		—**	11.18	11.92
2008	15.36	1.29	(5.69)	(.23)	(.02)		(4.65)	(.98)	(.09)	(1.07)	—	.01		—**	9.63	11.02
2007	16.00	1.23	(.64)	(.24)	—**		.33	(.98)	—**	(.98)	—	.01		—	15.36	15.82
2006	15.36	1.21	.65	(.19)	—		1.67	(1.04)	—	(1.04)	—	—		.01	16.00	17.25

High Income Opportunity 2 (NMD)
Year Ended 10/31:
2010	10.88	.91	1.04	—	—		1.98	(.96)	—	(.96)	—	.07		(.02)	11.92	12.59
2009	9.13	.92	1.79	—	—		2.71	(.96)	—	(.96)	—	—		—	10.88	11.39
2008(g)	14.33	.89	(5.27)	—	—		(4.38)	(.79)	—	(.79)	—	—		(.03)	9.13	10.04

	Auction Rate Preferred Shares at End of Period			Borrowings at End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
High Income Opportunity (NMZ)
Year Ended 10/31:
2010	$95,000	$25,000	$110,382	$—	$—
2009	95,000	25,000	101,043	—	—
2008	155,000	25,000	62,117	—	—
2007	155,000	25,000	83,304	—	—
2006	155,000	25,000	85,113	—	—
High Income Opportunity 2 (NMD)
Year Ended 10/31:
2010	—	—	—	35,000	6,895
2009	—	—	—	35,000	5,982
2008(g)	—	—	—	40,000	4,619

112 Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)						Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses Including Interest	(e)(f)	Expenses Excluding Interest		Net Investment Income	(f)	Expenses Including Interest	(e)(f)	Expenses Excluding Interest		Net Investment Income	(f)	Portfolio Turnover Rate

17.90%	18.18%	$324,450	1.22%		1.20%		8.66%		1.00%		.99%		8.88%		7%
20.00	30.90	288,963	1.53		1.50		10.88		1.17		1.14		11.24		28
(24.77)	(32.63)	230,123	1.56		1.36		8.95		1.08		.88		9.43		23
(2.68)	2.14	361,484	1.50		1.28		7.31		1.05		.83		7.76		12
14.79	11.34	372,700	1.21		1.21		7.31		.75		.75		7.77		9

20.03	19.12	206,339	1.50		1.26		7.95		N/A		N/A		N/A		19
25.45	32.43	174,353	1.50		1.24		10.07		N/A		N/A		N/A		45
(28.82)	(32.15)	144,745	1.19	*	.89	*	6.69	*	.82	*	.52	*	7.06	*	22

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares and/or Borrowings, where applicable.

(d)
After expense reimbursement from Advisor, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of August 31, 2008, the Adviser is no longer reimbursing High Income Opportunity 2 (NMD) for any fees and expenses.

(e)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.

(f)	Each ratio for High Income Opportunity 2 (NMD) includes the effect of the interest expense paid on borrowings, as described in Footnote 9 – Borrowing Arrangements as follows:

	Ratios of Borrowings Interest
	Expense to Average Net Assets
	Applicable to Common Shares
High Income Opportunity 2 (NMD)
Year Ended 10/31:
2010	.24%
2009	.26
2008(g)	.30	*

(g)	For the period November 15, 2007 (commencement of operations) through October 31, 2008.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund does not have a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments 113

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	206

■	JACK B. EVANS 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	206

■	WILLIAM C. HUNTER 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	206

■	DAVID J. KUNDERT(2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and chair of Investment Committee, Greater Milwaukee Foundation.	206

■	WILLIAM J. SCHNEIDER(2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	206

114 Nuveen Investments

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	206

■	CAROLE E. STONE(2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	206

■	TERENCE J. TOTH(2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					206

Interested Board Member:
■	JOHN P. AMBOIAN(3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	206

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					206

Nuveen Investments 115

Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	WILLIAM ADAMS IV 6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), ; Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	131

■	MARGO L. COOK 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	206

■	LORNA C. FERGUSON 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	206

■	STEPHEN D. FOY 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	206

■	SCOTT S. GRACE 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., and Nuveen Investments Holdings, Inc.; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly,Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					206

■	WALTER M. KELLY 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2008) of Nuveen Asset Management.	206

■	TINA M. LAZAR 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	206

116 Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KEVIN J. MCCARTHY 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investments Holdings, Inc.;Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company,LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					206

(1)
For High Income Opportunity (NMZ), the Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For High Income Opportunity 2 (NMD), Board Members serve three year terms. The Board of Trustees for NMD is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of Nuveen Asset Management.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments 117

Annual Investment Management Agreement Approval Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Directors or Trustees (as the case may be) (each, a “Board” and each Director or Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each, an “Advisory Agreement”) between each Fund and Nuveen Asset Management (the “Adviser”) for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and the Adviser, including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead

118 Nuveen Investments

based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business; the types of services that the Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including continued activities to refinance auction rate preferred securities, manage leverage during periods of market turbulence and implement an enhanced leverage management process, modify investment mandates in light of market conditions and seek shareholder approval as necessary, maintain the fund share repurchase program and maintain shareholder communications to keep shareholders apprised of Nuveen’s efforts in refinancing preferred shares. In addition to the foregoing, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences and having direct communications with analysts and financial advisors.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by the Adviser and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered the Adviser’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

Nuveen Investments 119

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

B. The Investment Performance of the Funds and the Adviser
The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three-and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for the Nuveen Municipal High Income Opportunity Fund 2 (the “High Income Fund 2”), which did not exist for part of the foregoing time frame). In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one-and three-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for the High Income Fund 2, which did not exist for part of the foregoing time frame). Moreover, the Board reviewed the peer ranking of the Nuveen municipal funds advised by the Adviser in the aggregate. The Independent Board Members also reviewed historic premium and discount levels. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Independent Board Members noted that although the performance of the Nuveen Municipal High Income Opportunity Fund (the “High Income Fund”) lagged its peers somewhat in the longer periods, its performance had improved in the one-year period, performing in the first or second quartile. Further, they noted that the performance of the Nuveen Select Quality Municipal Fund, Inc. (the “Select Quality Fund”) over time was satisfactory compared to peers, falling within the second or third quartile over various periods. In addition, although the Nuveen Investment Quality Municipal Fund, Inc. (the “Investment Quality Fund”) and the Nuveen Quality Income Municipal Fund, Inc. (the “Quality Income Fund”) lagged their peers somewhat in the short-term one-year period, they demonstrated more favorable performance in the longer three-and five-year periods. The Independent Board Members noted that although the Nuveen Premier Municipal Income Fund, Inc. (the “Premier Fund”) lagged its peers over various periods, it outperformed its benchmark in the one-year period. Finally, the Independent Board Members noted that the High Income Fund 2 is a relatively new fund with a performance history that is generally too short for a meaningful assessment of performance.

C. Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to

120 Nuveen Investments

a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). The Independent Board Members recognized that the Investment Quality Fund, the Premier Fund, the Quality Income Fund and the Select Quality Fund each had net advisory fees above the peer average but net expense ratios below, at or near the peer expense ratio average. They also recognized that the High Income Fund and the High Income Fund 2 had net management fees and net expense ratios below or near the peer averages although results differed when compared to peers with varying leverage.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Adviser to other clients, including municipal separately managed accounts and passively managed municipal bond exchange traded funds (ETFs) that are sub-advised by the Adviser. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated

Nuveen Investments 121

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to the Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level

122 Nuveen Investments

component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk and as co-manager in initial public offerings of new closed-end funds.

In addition to the above, the Independent Board Members considered whether the Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Adviser in managing the assets of the Funds and other clients. The Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by the Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments 123

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Dividend Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

124 Nuveen Investments

per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting dividends and/or distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments 125

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Inverse Floaters: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

126 Nuveen Investments

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■
Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

■
Pre-refunding: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments 127

Notes

128 Nuveen Investments

Other Useful Information

Board of
Directors/Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust
Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common and Preferred Share Information

Each Fund intends to repurchase and/or redeem shares of its own common and/or auction rate preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or auction rate preferred stock as shown in the accompanying table.

Fund	Common Shares Repurchased	Auction Rate Preferred Shares Redeemed
NQM	—	—
NQS	—	—
NQU	—	—
NPF	—	—
NMZ	—	—
NMD	—	—

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments 129

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed more than $160 billion of assets on September 30, 2010.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money. Learn more about Nuveen Funds at: www.nuveen.com/cef

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www.nuveen.com/accountaccess
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Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-C-1010D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. As of December 30, 2010, the registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Premier Municipal Income Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
October 31, 2010	$20,883	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2009	$20,430	$0	$0	$3,400

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser	Adviser and	Billed to Adviser
	and Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
October 31, 2010	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2009	$0	$0	$0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2010	$ 3,400	$ 0	$ 0	$ 3,400
October 31, 2009	$ 3,400	$ 0	$ 0	$ 3,400

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of December 30, 2010, the members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities.  The registrant also may invest in shares of investment companies that in turn invest primarily in municipal bonds.

The registrant has adopted the proxy voting policies and procedures of Nuveen Asset Management to govern the voting of proxies with respect to that fund.  In the event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by the issuer of a cash management security or municipal bond-oriented investment company, Nuveen Asset Management (as defined below) has approved and adopted the proxy voting policies of an independent third party, Institutional Shareholder Services, Inc. (“ISS”) to determine how the proxy should be voted.  It has also engaged ISS to apprise Nuveen Asset Management of shareholder meeting dates, to provide research on proxy proposals and voting recommendations and to cast the actual proxy votes.  In addition, ISS also serves as Nuveen Asset Management’s proxy voting record keeper.  Nuveen Asset Management’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with the overall oversight of proxy voting policies and procedures, including the activities of the firm’s Proxy Voting Committee (“PVC”), which is responsible for providing an administrative framework to facilitate and monitor proxy voting, including oversight of the firm’s relationship with ISS.

From time to time, a portfolio manager may initiate action to override an ISS recommendation for a particular vote.  Such override will be reviewed by Nuveen Asset Management’s legal department for material conflicts and if it is determined that no material conflicts exist, the approval of one investment professional on the IPC or Nuveen Asset Management’s Head of Equity Research shall authorize the override.

Nuveen Asset Management recognizes that there are circumstances where it may have a perceived or real conflict of interest in voting proxies and will vote proxies in the best interest of its clients regardless of any such real or perceived conflicts of interest.  By adopting ISS policies, Nuveen Asset Management believes the risk related to conflicts will be minimized.  To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote after receiving voting direction from the Head of Research, who will seek voting direction from the appropriate investment personnel, after confirming that Nuveen Asset Management faces no material conflicts of its own with respect to the specific proxy vote.  If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to: (1) obtaining instructions from the affected client(s) on how to vote the proxy; (2) disclosing the conflict to the affected client(s) and seeking their consent to permit Nuveen Asset Management to vote the proxy; (3) voting in proportion to the other shareholders; (4) recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or (5) following the recommendation of a different independent third party.

In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Nuveen Asset Management’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within Nuveen Asset Management, its affiliates or the Fund complex with regard to how Nuveen Asset Management should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Nuveen Asset Management’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality.  The purpose of acquiring such equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem.  In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the registrant’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Neither the registrant nor Nuveen Asset Management considers such control activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant’s Board on any such control activities on a quarterly basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant's investment adviser (also referred to as the "Adviser").  The Adviser is responsible for the selection and on-going monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Daniel J. Close	Nuveen Premier Municipal Income Fund, Inc

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets
Daniel J. Close	Registered Investment Company	26	$4.69 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	7	$63.35 million
*	Assets are as of December 31, 2010. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager’s compensation consists of three basic elements—base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager’s total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager’s investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of Nuveen Asset Management). Although investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor. The portfolio manager’s performance is evaluated in part by comparing manager’s performance against a specified investment benchmark.  This fund-specific benchmark is a customized subset (limited to bonds in each Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million.  As of October 31, 2010, the S&P/Investortools Municipal Bond index was comprised of 56,510 securities with an aggregate current market value of $1,248 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by Nuveen Asset Management in accordance with its overall compensation strategy discussed above. Nuveen Asset Management is not under any current contractual obligation to increase a portfolio manager’s base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager’s supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Nuveen Asset Management’s investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Nuveen Asset Management’s investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation.    In connection with the acquisition of Nuveen Investments, Inc., by a group of investors lead by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen’s parent.  These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event.  In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager’s simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that the Nuveen Asset Management has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of December 31, 2010, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Daniel Close	Nuveen Premier Municipal Income Fund, Inc	$0	$0

PORTFOLIO MANAGER BIO:

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst designation.  Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premier Municipal Income Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: January 7, 2011

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 7, 2011